                                                                      iShares(R)

iShares(R) DOW JONES SERIES

iShares(R) COHEN & STEERS SERIES


                                   [PICTURE]

                                    iShares

                                                                  APRIL 30, 2002

                       2002 ANNUAL REPORT TO SHAREHOLDERS

Table of Contents


Shareholder Letter......................................................     1
Market Overview.........................................................     3
Managers' Discussion & Analysis.........................................     4
Schedules of Investments................................................    36
  iShares Dow Jones U.S. Total Market Index Fund........................    36
  iShares Dow Jones U.S. Basic Materials Sector Index Fund..............    58
  iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund............    59
  iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund........    63
  iShares Dow Jones U.S. Energy Sector Index Fund.......................    65
  iShares Dow Jones U.S. Financial Sector Index Fund....................    66
  iShares Dow Jones U.S. Healthcare Sector Index Fund...................    70
  iShares Dow Jones U.S. Industrial Sector Index Fund...................    73
  iShares Dow Jones U.S. Technology Sector Index Fund...................    76
  iShares Dow Jones U.S. Telecommunications Sector Index Fund...........    81
  iShares Dow Jones U.S. Utilities Sector Index Fund....................    82
  iShares Dow Jones U.S. Chemicals Index Fund...........................    84
  iShares Dow Jones U.S. Financial Services Index Fund..................    85
  iShares Dow Jones U.S. Internet Index Fund............................    88
  iShares Dow Jones U.S. Real Estate Index Fund.........................    89
  iShares Cohen & Steers Realty Majors Index Fund.......................    90
Financial Statements....................................................    91
Financial Highlights....................................................   105
Notes to the Financial Statements.......................................   111
Report of Independent Accountants.......................................   119
Tax Information (Unaudited).............................................   120
Supplemental Information (Unaudited)....................................   121
Trustees Information (Unaudited)........................................   130

To Our Shareholders

2001 was a troubling year for us all: as investors, as business people and as human beings. The year was marked by scores of company closings and layoffs, the near-evaporation of IPOs, a plunging euro and rumblings of a recession. Then there was the emotional shock of September 11, which in turn set off deep financial aftershocks still being felt to this day.

It was truly a "baptism by fire" for iShares. After all, iShares were launched only a short time before this complicated period began. By the close of our fiscal year, most traditional mutual funds had shrunk in size, hundreds had shut down entirely,/1/ and plans for dozens of new ones were quietly put on hold.

But iShares followed a very different course this year. Instead of shrinking in size, iShares' assets under management grew to over $21 billion by the close of fiscal year 2001, up from $9.1 billion at the end of the previous fiscal year. In fact, iShares became the nation's third-fastest growing family of equity funds/2/, surpassing some of the most established and best-known mutual fund groups.

And instead of holding back on new offerings in 2001, Barclays Global Investors opened 19 new iShares funds. With a total of 77 different funds, iShares now gives its investors nearly four times more ways to structure their portfolios than any other provider of exchange traded funds (ETFs).

How do we explain such success? Typically, investments that achieve sudden popularity in troubling times are those few "hot funds" which managed to outperform the market benchmarks. That's not the case with iShares. Our funds are designed to neither over- nor underperform their benchmarks, but instead, to seek investment results that correspond to their benchmarks. Therefore, iShares can maintain their fundamental appeal in spite of the market's daily ups and downs.

We believe that in 2001, investors and their advisors began to recognize iShares as not merely an investment choice, but as a new type of investment tool. We call them "industrial strength" investment tools, and there are four simple reasons which are worth keeping in mind when you and your advisor next rebalance your portfolio.

First, iShares embody a key goal of institutional investors: potentially higher returns without taking on the corresponding potential for more risk. iShares seek to do this by simply taking less of a bite out of a fund's returns through lower capital gains and management fees. These are not insignificant savings. It's estimated that between 1994 and 1999, investors in diversified U.S. stock funds lost, on average, 15% of their annual gains to taxes./3/ iShares, on the other hand, are managed in a way that keeps capital gains to a minimum. (During the calendar year 2001, for instance, none of our domestic iShares funds distributed any capital gains.) By the same token, we're also able to keep fund management fees low -- on average, about half that of traditional actively managed mutual funds/4/.

Second, iShares embody a key tactic of institutional investors: uncomplicated diversification. The benefits of diversification (as compared to "stock picking") are well documented. It's possible, of course, to diversify by hand-selecting a wide variety of stocks within an asset class. But to do it accurately is complicated and time-consuming -- all to merely approximate what an index fund already does. This is a reason why $1.65 trillion of institutional assets are invested in index funds such as iShares/5/.

_____________________
/1/John Hechinger, Hey, Where Did My Mutual Fund Go?, THE WALL STREET JOURNAL, April 17, 2002.
/2/Financial Research Corporation (FRC) database, BGI analysis.
/3/Jonathan Clements, Fund Distributions are a Taxing Problem; How the Tax Man Dines on Your Funds, THE WALL STREET JOURNAL, August 1999.
/4/Source: Morningstar Principia, BGI analysis 6/01.
/5/Source: PENSIONS & INVESTMENTS, 9/17/01.

Shareholder Letter                                                             1

Third, iShares embody a key strategy of institutional investors: modular asset allocation. With so many different iShares to choose from, each focusing on a very specific slice of the equity market, investors have tremendous flexibility in structuring their portfolios to meet specific needs.

The fourth reason we call iShares "industrial strength" is that they come to you from Barclays Global Investors. BGI is the world's largest institutional asset manager/6/, with over two thousand institutional clients around the world. You might also be interested to know that BGI has a longer track record in index-based investing than any other fund manager -- in fact, it was BGI that created the world's first index strategy, over thirty years ago.

In 2002 we will be working closely with the financial advisor community to develop new strategies for structuring their clients' portfolios more effectively. And we will continue to improve the online tools and services available to iShares investors and advisors. (If you haven't visited www.iShares.com in a while, we invite you to do so. You'll discover a number of powerful tools and videos, which led Forbes Magazine to name it "Best of the Web" among all ETF sites/7/.)

On behalf of iShares Trust and our colleagues at BGI, we thank you for making iShares a part of your portfolio, and look forward to meeting your needs in the year ahead.

    /s/ Garrett F. Bouton                        /s/ Lee T. Kranefuss
    Garrett F. Bouton                            Lee T. Kranefuss
    President and Chairman of the                Vice President of ishares Trust
    Board of Trustees of iShares Trust

______________________
/6/Source: Pensions & Investments, 5/14/01.
/7/Forbes Winter 2001.

2                                     2002 iShares Annual Report to Shareholders

Market Overview

U.S. Equity Markets

The U.S. stock market endured another volatile period during the twelve months ended April 30, 2002 (the "reporting period"). For most of the reporting period, earnings disappointments, job cuts, and weak economic indicators continued to plague equity markets. In response to the bleak economic signs and weak markets, the Federal Reserve Board (the "Fed") continued its campaign to attempt to stimulate the sagging economy. After eleven rate cuts, the Fed had lowered short-term rates to 1.75%, its lowest level in forty years. The federal government also acted to attempt to revive the economy. In the second quarter of 2001, a $1.35 trillion tax cut was passed, including a tax rebate intended to inject capital into the economy.

Despite these actions, discouraging economic signs and poor earnings growth weighed on the markets for much of the year. The events of September 11 accelerated the broad market sell off. After remaining closed for four business days following September 11, equity markets reopened on September 17. Despite the combined effects of monetary stimulus from the Fed and fiscal stimulus from the federal government, equity markets declined sharply through the remainder of the month. The losses resulted in the largest quarterly declines for both the S&P 500 Index and the Dow Jones Industrial Average since the quarter that included the stock market crash of 1987.

Finally, in the fourth quarter of 2001, markets rallied. Other economic indicators delivered positive news: inventories declined, factory orders surged, housing starts increased, and consumer confidence rose. Although job losses remained high and third quarter GDP shrank, many investors found cause to be optimistic about economic recovery.

In the first few months of 2002, additional positive news helped to boost consumer confidence. By the end of January, the jobless rate declined to 5.6%, ending eight straight months of increases. Fourth quarter 2001 GDP, originally predicted to be a 1.1% decline, was revised several times, ultimately reflecting a surprising 1.7% growth rate. Not all news was positive, however: most notably, accounting concerns resulting from Enron's and Arthur Andersen's problems dominated the news and drove many investors from stock markets. More encouraging data was released in late March 2002, when the consumer confidence index climbed to 110.2 in March from 95 in February. In April, the first quarter GDP number was released, showing that the U.S. economy had grown at a robust 5.8% annual rate in the first quarter of 2002, its strongest showing since the final quarter of 1999.

U.S. Fixed Income Markets

Like U.S. equity markets, bond markets experienced a volatile twelve-month period. However, because what is positive for stocks typically tends to be negative for bonds and vice versa, the bond markets' performance pattern was opposite the performance of equities markets.

During the second quarter of 2001, the signs of possible economic recovery that had temporarily buoyed equity markets hurt bonds, particularly long-term Treasury bonds. Because the prospect of economic strength brought with it the potential for inflation, long-term rates crept up during the second quarter. The federal government's tax cut also lowered projections of future government budget surpluses. This led investors to believe that the Treasury would be buying back fewer of its outstanding bonds than had originally been anticipated. Meanwhile, additional Fed rate cuts helped short-term yields to drift lower through the second quarter.

In the wake of the September 11 events, the Fed lowered short-term rates in an attempt to boost investor confidence. This move caused a further steepening of the yield curve. A flight to quality that led investors from equities and lower-quality bonds to the safe haven of government securities, particularly short-term issues, contributed to the phenomenon. For Treasury bonds, yields reached their lows in early November before spiking upward as investors began anticipating an economic recovery, and the stock market rebounded strongly. Long-term bonds rallied more than 8.5% in October 2001, when the Treasury announced its suspension of the 30-year bond, but erased those gains in November and December as yields increased.

During the first two months of 2002, fixed-income markets posted gains, benefiting from investors' apprehension about equity markets. However, the encouraging economic news released in March renewed the possibility of inflation, and bond yields spiked up, giving up their gains of the previous two months of the period.

Market Overview                                                                3

Managers' Discussion & Analysis

iShares Dow Jones U.S. Total Market Index Fund
Performance as of 4/30/02

                                       Average Annual Total Returns              Cumulative Total Returns
                           ----------------------------------------------------  -------------------------
                              Year Ended 4/30/02        Inception to 4/30/02*      Inception to 4/30/02*
                           -------------------------  -------------------------  -------------------------
IShares Index Fund           NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX
Dow Jones U.S. Total
  Market                   (11.93)% (11.79)% (11.74)% (13.28)% (13.83)% (13.13)% (23.56)% (24.33)% (23.26)%

* Since inception total return periods are calculated from inception date (6/12/00) for the NAV and Index returns and from the first day of trading (6/16/00) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                                Sector Breakout
                       DOW JONES U.S. TOTAL MARKET INDEX

                                  [PIE CHART]

                      Basic Materials          2.54%
                      Consumer Cyclical       14.43%
                      Consumer Non-Cyclical    8.89%
                      Energy                   6.40%
                      Financial               20.40%
                      Healthcare              13.95%
                      Industrial              11.49%
                      Technology              14.85%
                      Telecommunications       3.77%
                      Utilities                3.28%

The iShares Dow Jones U.S. Total Market Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Total Market Index. For the twelve-month period ended April 30, 2002 (the "reporting period"), the Fund declined 11.93%, while the Index fell 11.74%.

Many of the themes of previous months carried over into the reporting period, which opened amid earnings disappointments, weak economic indicators and job cuts. Working to prevent the sluggish economy from falling into recession, the Federal Reserve Board (the "Fed") continued its policy to lower interest rates. By the end of 2001, the federal funds rate stood at its lowest level in forty years. By early 2002, signs began to point to an improving economy. Strong GDP growth numbers, an increase in durable goods orders, and a jump in consumer confidence levels prompted the Fed to leave rates unchanged during the remainder of the reporting period.

Not surprisingly, the telecommunication services sector (3.77% of the Index as of April 30, 2002) suffered the worst declines, falling 39.18%. Technology stocks (14.85% of the Index as of April 30, 2002) also endured a difficult year, losing 31.17%. Utilities stocks (3.28% of

4                                     2002 iShares Annual Report to Shareholders
the Index as of April 30, 2002) fell 21.02%. As would be expected, consumer discretionary stocks (14.43% of the Index as of April 30, 2002) were also negatively impacted by the slowing economy, declining 7.46% during the reporting period. On the other hand, consumer staples (8.89% of the Index as of April 30, 2002) gained 20.41% for the reporting period.

Individual stock performance reflected the volatile market conditions. The largest holding in the Index, General Electric Co. (2.89% of the Index as of April 30, 2002), declined 33.89% during the reporting period. International Business Machines Corp. (1.33% of the Index as of April 30, 2002) fell 26.88%, and Microsoft Corp. (2.25% of the Index as of April 30) lost 22.86%. Of the Index's ten largest holdings, the only positive performers over the period were Johnson & Johnson (1.80% of the Index as of April 30), which gained 34.12%, and Wal-Mart Stores Inc. (1.42% of the Index), which gained 8.54%.

                                    [GRAPH]

                 IShares Dow Jones U.S. Total Market Index Fund
                          GROWTH OF $10,000 INVESTMENT

     IShares Dow Jones U.S. Total Market Index Fund     Dow Jones U.S. Total Market Index
Jun 00                                         $10,000                            $10,000
Jul 00                                         $ 9,920                            $ 9,925
Oct 00                                         $ 9,994                            $10,003
Jan 01                                         $ 9,516                            $ 9,522
Apr 01                                         $ 8,680                            $ 8,694
Jul 01                                         $ 8,426                            $ 8,441
Oct 01                                         $ 7,383                            $ 7,403
Jan 02                                         $ 7,933                            $ 7,958
Apr 02                                         $ 7,646                            $ 7,674

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                                5

Managers' Discussion & Analysis

iShares Dow Jones U.S. Basic Materials Sector Index Fund
Performance as of 4/30/02

                                   Average Annual Total Returns           Cumulative Total Returns
                           ---------------------------------------------  -------------------------
                            Year Ended 4/30/02    Inception to 4/30/02*     Inception to 4/30/02*
                           --------------------  -----------------------  -------------------------
iSHARES INDEX FUND          NAV   MARKET  INDEX   NAV    MARKET   INDEX     NAV    MARKET    INDEX
Dow Jones U.S. Basic
  Materials Sector         3.38%  2.47%   3.92%  7.47%    8.85%   7.94%   14.54%   17.15%   15.44%

* Since inception total return periods are calculated from inception date (6/12/00) for the NAV and Index returns and from the first day of trading (6/19/00) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                             TOP 10 INDEX HOLDINGS

                                  [BAR CHART]

                   Du Pont (E.I.) de Nemours & Co.    16.56%
                   Alcoa Inc.                         10.49%
                   Dow Chemical Co. (The)             10.36%
                   International Paper Co.             7.24%
                   Weyerhaeuser Co.                    4.64%
                   Newmont Mining Corp.                4.22%
                   Air Products & Chemicals Inc.       4.00%
                   Praxair Inc.                        3.33%
                   PPG Industries Inc.                 3.19%
                   Georgia-Pacific Corp.               2.42%

The iShares Dow Jones U.S. Basic Materials Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Basic Materials Sector Index. For the twelve-month period ended April 30, 2002 (the "reporting period"), the Fund returned 3.38%, while the Index returned 3.92%.

For the majority of the reporting period, basic materials shares as a whole struggled. Three primary factors: slowing economic conditions, rising oil prices, and decreased corporate earnings estimates weighed on global markets during most of the period as investors grew apprehensive about the potential for future growth. By the beginning of 2002, however, economic signs began to point to the possibility of recovery. In response to the encouraging outlook, the Federal Reserve Board left rates unchanged through the end of the reporting period. As prospects for economic growth began to improve, many basic materials companies were able to recoup their losses and finish the reporting period in positive territory. However, companies that depend on oil and natural gas were hit hard throughout the reporting period, as the prices for these resources continued to rise.

6                                     2002 iShares Annual Report to Shareholders

Within the Index's top ten holdings, performance for the period was mixed.
Alcoa Inc. (10.49% of the Index as of April 30, 2002), declined 16.43%. Dow Chemical Co., (10.36% of the Index as of April 30, 2002) which was hurt early in the reporting period by higher energy costs as well as lower European demand, finished the period down 1.00%. However, because gold represents a safe harbor in an uncertain environment, gold mining company Newmont Mining Corp. (4.22% of the Index as of April 30) benefited from the economic conditions, rising 57.27%. Natural gas and chemicals producer Air Products & Chemicals Inc. (4.00% of the Index as of April 30, 2002) gained 13.78%, and Praxair Inc. (3.33% of the Index) climbed 22.25%.

            iShares Dow Jones U.S. Basic Materials Sector Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                    [GRAPH]

     iShares Dow Jones U.S. Basic Materials Sector Index Fund  Dow Jones U.S. Basic Materials Sector Index
Jun 00                                                   $10,000                                      $10,000
Jul 00                                                   $ 9,434                                      $ 9,438
Oct 00                                                   $ 9,614                                      $ 9,631
Jan 01                                                   $10,589                                      $10,607
Apr 01                                                   $11,079                                      $11,108
Jul 01                                                   $11,096                                      $11,145
Oct 01                                                   $ 9,973                                      $10,027
Jan 02                                                   $11,025                                      $11,093
Apr 02                                                   $11,455                                      $11,542

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                                7

Managers' Discussion & Analysis

iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund
Performance as of 4/30/02


                                    Average Annual Total Returns           Cumulative Total Returns
                           ----------------------------------------------  -------------------------
                             Year Ended 4/30/02    Inception to 4/30/02*     Inception to 4/30/02*
                           ----------------------  ----------------------  -------------------------
ISHARES INDEX FUND          NAV    MARKET  INDEX    NAV    MARKET  INDEX     NAV    MARKET    INDEX
Dow Jones U.S. Consumer
  Cyclical Sector          (7.98)% (8.10)% (7.46)% (3.82)% (4.40)% (3.35)% (7.09)%  (8.04)%  (6.20)%

* Since inception total return periods are calculated from inception date (6/12/00) for the NAV and Index returns and from the first day of trading (6/20/00) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                             TOP 10 INDEX HOLDINGS

                                  [BAR CHART]

                   Wal-mart Stores Inc.                   9.84%
                   Home Depot Inc.                        6.87%
                   Aol Time Warner Inc.                   5.17%
                   Viacom Inc. "B"                        4.63%
                   Walt Disney Co. (The)                  3.02%
                   Target Corp.                           2.50%
                   Walgreen Co.                           2.45%
                   Mcdonalds Corp.                        2.34%
                   Cardinal Health Inc.                   1.99%
                   Lowe's Companies Inc.                  1.89%

The iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Consumer Cyclical Sector Index. For the twelve-month period ended April 30, 2002 (the "reporting period"), the Fund declined 7.98% while the Index fell 7.46%.

Stock markets suffered through a difficult twelve months, driven by many of the same themes from previous reporting periods: corporations announced layoffs and missed earnings targets, economic signs weakened, and the Federal Reserve Board (the "Fed") continued its easing of monetary policy in an attempt to help the economy sidestep a recession. Finally, the economy appeared to have turned the corner toward recovery by the beginning of 2002. In response to some encouraging economic indicators, the Fed left rates unchanged during the first four months of 2002.

The slowdown in the economy was reflected in consumer spending levels. Overall, consumer spending dropped 1.8% in September 2001, its biggest drop since 1987. On the retail level, sales dropped 2.4% in September, the biggest drop in a decade, as customers curtailed purchases on all but the most essential items in the wake of the terrorist attacks. Discount stores fared better than department stores, and

8                                     2002 iShares Annual Report to Shareholders
toward year-end some retailers were able to lure customers in with offers of zero percent financing and deep discounts. In the first few months of 2002, the trend continued as consumer spending levels rose and the consumer confidence level jumped more than 15% from February to March.

On an individual stock basis, performance of the Index's top ten holdings was mixed. Lowe's Companies Inc. (1.89% of the Index as of April 30, 2002) logged the biggest gains of the top ten Index holdings, climbing 34.53% for the reporting period. Discounters Wal-Mart Stores Inc. (9.84% of the Index as of April 30, 2002) and Target Corp. (2.50% of the Index as of April 30) gained 8.54% and 14.18%, respectively. AOL Time Warner Inc. (5.17% of the Index as of April 30) suffered the biggest decline of the Index's top ten holdings, falling 62.34% over the period. The Walt Disney Co. (3.02% of the Index) declined 22.63%, and Walgreen Co. (2.45% of the Index as of April 30) slid 11.37%.

           iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                    [GRAPH]

        IShares Dow Jones U.S. Consumer Cyclical Sector Index Fund  Dow Jones U.S. Consumer Cyclical Sector Index
    Jun 00                                                 $10,000                                        $10,000
    Jul 00                                                 $10,012                                        $10,013
    Oct 00                                                 $ 9,713                                         $9,729
    Jan 01                                                 $10,443                                        $10,469
    Apr 01                                                 $10,099                                        $10,138
    Jul 01                                                 $10,121                                        $10,177
    Oct 01                                                 $ 8,036                                         $8,090
    Jan 02                                                 $ 9,292                                         $9,367
    Apr 02                                                 $ 9,292                                         $9,381

    Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                                9

Managers' Discussion & Analysis

iShares Dow Jones U.S. Consumer Non-cyclical Sector Index Fund
Performance as of 4/30/02

                                    Average Annual Total Returns           Cumulative Total Returns
                           ----------------------------------------------  -------------------------
                             YEAR ENDED 4/30/02    INCEPTION TO 4/30/02*     INCEPTION TO 4/30/02*
                           ----------------------  ----------------------  -------------------------
iShares Index Fund          NAV    Market  INDEX    NAV    Market  INDEX     NAV    Market    INDEX
Dow Jones U.S. Consumer
  Non-Cyclical Sector      19.65%  20.00%  20.41%  10.02%  9.40%   10.90%  19.73%   18.34%   21.47%

  * Since inception total return periods are calculated from inception date (6/12/00) for the NAV and Index returns and from the first day of trading (6/16/00) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                             TOP 10 INDEX HOLDINGS

                                  [BAR CHART]

             Coca-Cola Co. (The)                              13.15%
             Philip Morris Companies Inc.                     12.21%
             Procter & Gamble Co.                             12.19%
             Pepsico Inc.                                      9.40%
             Anheuser-Busch Companies Inc.                     4.85%
             Kimberly-Clark Corp.                              3.54%
             Gillette Co. (The)                                3.52%
             Colgate-Palmolive Co.                             3.03%
             Safeway Inc.                                      2.18%
             Sysco Corp.                                       2.00%

The iSHARES DOW JONES U.S. CONSUMER NON-CYCLICAL SECTOR INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Consumer Non-Cyclical Sector Index. For the twelve-month period ended April 30, 2002 (the "reporting period"), the Fund returned 19.65%, while the Index gained 20.41%.

Many of the themes of previous months carried over into the reporting period, which opened amid earnings disappointments, weak economic indicators and job cuts. Working to prevent the sluggish economy from falling into recession, the Federal Reserve Board (the "Fed") continued its stance on lowering interest rates. By the end of 2001, the federal funds rate stood at its lowest level in forty years. By early 2002, signs began to point to an improving economy. Strong GDP growth numbers, an increase in durable goods orders, and a jump in consumer confidence levels prompted the Fed to leave rates unchanged during the remainder of the reporting period.

The general economic slowdown permeated into most sectors, as consumer and capital spending shrank during the reporting period. Consumer non-cyclicals, however, were one of the least affected sectors for the period. Because the stocks that comprise the Index produce

10                                    2002 iShares Annual Report to Shareholders
basic goods and services that are purchased even during an economic slowdown, their share price tends to be less sensitive to a downturn in the economy.

The best of the Index's top ten holdings, Proctor & Gamble Co. (12.19% of the Index as of April 30, 2002), logged a healthy 53.33% gain for the reporting period. Gillette Co. (3.52% of the Index as of April 30, 2002) gained 27.72%. Coca-Cola Co. (13.15% of the Index as of April 30) and PepsiCo Inc. (9.40% of the Index) also performed well, returning 22.06% and 19.92%, respectively. The only negative performers over the period among the Index's ten largest holdings were Safeway Inc. (2.18% of the Index as of April 30, 2002), which fell 22.74% and Colgate-Palmolive (3.03% of the Index), which dropped 3.86%.

         iShares Dow Jones U.S. Consumer Non-cyclical Sector Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                    [GRAPH]

        iShares Dow Jones U.S. Consumer Non-cyclical Sector Index Fund  Dow Jones U.S. Consumer Non-cyclical Sector Index
      Jun 00                                                   $10,000                                            $10,000
      Jul 00                                                   $ 9,935                                            $ 9,948
      Oct 00                                                   $10,452                                            $10,478
      Jan 01                                                   $10,497                                            $10,567
      Apr 01                                                   $10,008                                            $10,086
      Jul 01                                                   $10,320                                            $10,414
      Oct 01                                                   $10,413                                            $10,530
      Jan 02                                                   $10,979                                            $11,116
      Apr 02                                                   $11,976                                            $12,144

     Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               11

Managers' Discussion & Analysis

iShares Dow Jones U.S. Energy Sector Index Fund
Performance as of 4/30/02

                                     Average Annual Total Returns             Cumulative Total Returns
                           -------------------------------------------------  -------------------------
                              Year Ended 4/30/02      Inception to 4/30/02*     Inception to 4/30/02*
                           -------------------------  ----------------------  -------------------------
iShares Index Fund           NAV    Market    INDEX    NAV    Market  INDEX     NAV    Market    INDEX
Dow Jones U.S. Energy
  Sector                   (13.34)% (13.71)% (12.19)% (1.04)% (2.10)% (0.29)% (1.96)%  (3.89)%  (0.54)%

  * Since inception total return periods are calculated from inception date (6/12/00) for the NAV and Index returns and from the first day of trading (6/16/00) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                              TOP 10 INDEX HOLDINGS

                                   [BAR CHART]

                       Exxon Mobil Corp.            39.55%
                       ChevronTexaco Corp.          13.30%
                       Schlumberger Ltd.             4.52%
                       El Paso Corp.                 3.04%
                       Phillips Petroleum Co.        2.98%
                       Conoco Inc.                   2.52%
                       Anadarko Petroleum Corp.      1.93%
                       Baker Hughes Inc.             1.82%
                       Transocean Sedco Forex Inc.   1.62%
                       Occidental Petroleum Corp.    1.53%

The iShares Dow Jones U.S. Energy Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Energy Sector Index. For the twelve-month period ended April 30, 2002 (the "reporting period"), the Fund declined 13.34% while the Index fell 12.19%.

The same familiar themes of earnings warnings, layoffs, and weak economic reports dominated markets during much of the reporting period. In its effort to stimulate the slowing economy, the Federal Reserve Board (the "Fed"), continued a campaign of lowering short-term interest rates throughout the period. By year-end, the Fed's actions began to achieve the desired result, and economic signs revealed the possibility of economic recovery. During the first four months of 2002, additional evidence of a strengthening economy appeared in the form of increased GDP figures and consumer confidence, and the Fed left rates unchanged through the end of the reporting period.

The weakening U.S. economy that took its toll on energy-related company shares was part of a broader global slowdown. Similarly, the improving economic conditions in the U.S. were echoed around the world. For most of the period, a global slowdown meant lower demand for energy, and energy shares languished. Among energy companies, the oil exploration and services companies were hurt the most. These

12                                    2002 iShares Annual Report to Shareholders
companies tend to be more sensitive to changes in oil prices than are the larger, more diversified oil companies. The power producers were dealt an additional blow by the controversy surrounding Enron.

In terms of individual Index holdings, nine of the Index's ten largest holdings posted declines during the reporting period. The worst performer over the period was El Paso Corp. (3.04% of the Index as of April 30, 2002), which sank 40.81% in the wake of the Enron fallout. The smaller oil services and exploration companies also posted declines: Transocean Sedco Forex Inc. (1.62% of the Index as of April 30, 2002) fell 34.36%, Anadarko Petroleum Corp. (1.93% of the Index as of April 30) lost 16.34%, and Schlumberger Ltd (4.52% of the Index as of April 30) declined 16.28%. Diversified oil companies Exxon Mobil Corp. (39.55% of the Index), ChevronTexaco Corp. (13.30% of the Index as of April 30, 2002), and Conoco Inc. (2.52% of the Index), on the other hand, suffered less severe declines over the period, dropping 7.24%, 7.44%, and 5.67%, respectively.

                iShares Dow Jones U.S. Energy Sector Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                    [GRAPH]

        iShares Dow Jones U.S. Energy Sector Index Fund  Dow Jones U.S. Energy Sector Index
Jun 00                                          $10,000                             $10,000
Jul 00                                          $ 9,270                             $ 9,409
Oct 00                                          $10,104                             $10,333
Jan 01                                          $10,372                             $10,448
Apr 01                                          $11,314                             $11,327
Jul 01                                          $ 9,959                             $ 9,973
Oct 01                                          $ 9,302                             $ 9,373
Jan 02                                          $ 9,061                             $ 9,205
Apr 02                                          $ 9,806                             $ 9,945

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               13

Managers' Discussion & Analysis

iShares Dow Jones U.S. Financial Sector Index Fund
Performance as of 4/30/02

                                   Average Annual Total Returns           Cumulative Total Returns
                           ---------------------------------------------  -------------------------
                            Year Ended 4/30/02    Inception to 4/30/02*     Inception to 4/30/02*
                           --------------------  -----------------------  -------------------------
iShares Index Fund          NAV   Market  INDEX   NAV    Market   INDEX     NAV    Market    INDEX
Dow Jones U.S. Financial
  Sector                   0.66%  0.48%   1.28%  8.65%    7.42%   9.33%   17.48%   14.71%   18.89%

* Since inception total return periods are calculated from inception date (5/22/00) for the NAV and Index returns and from the first day of trading (5/31/00) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                             TOP 10 INDEX HOLDINGS

                                  [BAR CHART]

                     Citigroup Inc.                     10.09%
                     American International Group Inc.   7.15%
                     Bank of America Corp.               5.15%
                     Wells Fargo & CO.                   3.95%
                     Fannie Mae                          3.56%
                     JP Morgan Chase & CO.               3.15%
                     Wachovia Corp.                      2.34%
                     American Express Co.                2.18%
                     Bank One Corp.                      2.16%
                     Morgan Stanley Dean Witter & CO.    2.16%

The iShares Dow Jones U.S. Financial Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Financial Sector Index. For the twelve-month period ended April 30, 2002, (the "reporting period"), the Fund returned 0.66% and the Index gained 1.28%.

Most of the reporting period was dominated by earnings disappointments, weak economic indicators and job cuts. Working to prevent the sluggish economy from falling into recession, the Federal Reserve Board (the "Fed") continued its campaign to lower interest rates. By year-end, the federal funds rate stood at its lowest level in forty years. By the beginning of 2002, signs of economic recovery began to emerge, and the Fed left interest rates unchanged through the end of the period.

Within the financial sector, performance was mixed. In general, investment banks were hurt the most, as markets slumped and investor activity dropped. Meanwhile, banks performed relatively well, benefiting from lower short-term interest rates.

14                                    2002 iShares Annual Report to Shareholders

In terms of individual holdings, investment banks J.P. Morgan Chase & Co. (3.15% of the Index as of April 30, 2002) and Morgan Stanley Dean Witter & Co. (2.16% of the Index as of April 30, 2002) suffered the biggest losses among the Index's ten largest holdings, falling 24.15% and 22.75%, respectively. American International Group Inc. (7.15% of the Index as of April 30) declined 15.33%, and Citigroup Inc., the largest holding at 10.09% of the Index lost 10.78%. By contrast, banks logged positive returns: Bank of America Corp. (5.15% of the Index as of April 30), gained 34.39%, Wachovia Corp. (2.34% of the Index) rose 30.72%, Wells Fargo & Co. (3.95% of the Index as of April 30) climbed 11.37%, and Bank One Corp. (2.16% of the Index as of April 30, 2002) returned 10.71% for the reporting period.

               iShares Dow Jones U.S. Financial Sector Index Fund
                          GROWTH OF $10,000 INVESTMENT

        iShares Dow Jones U.S. Financial Sector Index Fund  Dow Jones U.S. Financial Sector Index
    May 00                                         $10,000                                $10,000
    Jul 00                                         $10,676                                $10,688
    Oct 00                                         $11,890                                $11,917
    Jan 01                                         $12,359                                $12,400
    Apr 01                                         $11,670                                $11,739
    Jul 01                                         $12,023                                $12,117
    Oct 01                                         $10,516                                $10,615
    Jan 02                                         $11,370                                $11,490
    Apr 02                                         $11,747                                $11,889

    Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               15

Managers' Discussion & Analysis

iShares Dow Jones U.S. Healthcare Sector Index Fund
Performance as of 4/30/02

                                    Average Annual Total Returns           Cumulative Total Returns
                           ----------------------------------------------  -------------------------
                             Year Ended 4/30/02    Inception to 4/30/02*     Inception to 4/30/02*
                           ----------------------  ----------------------  -------------------------
iSHARES INDEX FUND          NAV    Market  INDEX    NAV    Market  INDEX     NAV    Market    INDEX
Dow Jones U.S. Healthcare
  Sector                   (7.60)% (8.04)% (7.05)% (1.95)% (5.06)% (1.27)% (3.65)%  (9.27)%  (2.38)%

  * Since inception total return periods are calculated from inception date (6/12/00) for the NAV and Index returns and from the first day of trading (6/16/00) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                              TOP 10 INDEX HOLDINGS

                                   [BAR CHART]

                         Pfizer Inc.               15.18%
                         Johnson & JOHNSON         12.93%
                         Merck & Co. Inc.           8.16%
                         Abbott Laboratories        5.17%
                         Wyeth                      4.93%
                         Lilly (Eli) and Co.        4.21%
                         Bristol-myers Squibb Co.   3.68%
                         Amgen Inc.                 3.64%
                         Medtronic Inc.             3.57%
                         Pharmacia Corp.            3.51%

The iShares Dow Jones U.S. Healthcare Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Healthcare Sector Index. For the twelve-month period ended April 30, 2002 (the "reporting period"), the Fund declined 7.60%, while the Index declined 7.05%.

For the first nine months of the reporting period, stock markets suffered through many of the familiar themes from previous reporting periods: corporations announced layoffs and missed earnings targets, economic signs weakened, and the Federal Reserve Board (the "Fed") continued its easing of monetary policy in an attempt to help the economy sidestep a recession. By the beginning of 2002, however, economic signs began to point to the possibility of recovery. In response to the encouraging outlook, the Fed left rates unchanged through the end of the reporting period.

Healthcare stocks, which had appealed to many investors as a defensive play during uncertain economic times, began to fall out of favor as hints of economic recovery surfaced. For pharmaceutical stocks, rumors of legislation that could limit profit margins also dragged down performance, and this group was hit particularly hard.

16                                    2002 iShares Annual Report to Shareholders

Among the Index's ten largest holdings, the best performing individual holding by far was Johnson & Johnson (12.93% of the Index as of April 30, 2002), which gained a healthy 34.12%. Abbott Laboratories (5.17% of the Index as of April 30, 2002) returned 18.24%. The worst returns among the Index's ten largest holdings came from pharmaceutical companies. Bristol Myers Squibb Co. (3.68% of the Index as of April 30, 2002) fell 44.73%, Merck & Co. Inc. (8.16% of the Index), slid 26.97%, Eli Lilly and Co. (4.21% of the Index as of April 30) lost 21.16%, and Pharmacia Corp. (3.51% of the Index as of April 30, 2002) declined 20.10%.

               iShares Dow Jones U.S. Healthcare Sector Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                    [CHART]

        iShares Dow Jones U.S. Healthcare Sector Index Fund  Dow Jones U.S. Healthcare Sector Index
Jun 00                                              $10,000                                 $10,000
Jul 00                                              $10,481                                 $10,506
Oct 00                                              $11,480                                 $11,541
Jan 01                                              $11,044                                 $11,105
Apr 01                                              $10,428                                 $10,501
Jul 01                                              $10,568                                 $10,660
Oct 01                                              $10,254                                 $10,357
Jan 02                                              $10,244                                 $10,364
Apr 02                                              $ 9,635                                 $ 9,761

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               17

Managers' Discussion & Analysis

iShares Dow Jones U.S. Industrial Sector Index Fund
Performance as of 4/30/02

                                       Average Annual Total Returns              Cumulative Total Returns
                           ----------------------------------------------------  -------------------------
                              YEAR ENDED 4/30/02        INCEPTION TO 4/30/02*      INCEPTION TO 4/30/02*
                           -------------------------  -------------------------  -------------------------
iShares Index Fund           NAV    Market    INDEX     NAV    Market    INDEX     NAV    Market    INDEX
Dow Jones U.S. Industrial
  Sector                   (14.72)% (14.94)% (15.40)% (11.30)% (11.16)% (12.43)% (20.23)% (19.78)% (22.08)%

  * Since inception total return periods are calculated from inception date (6/12/00) for the NAV and Index returns and from the first day of trading (6/20/00) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                             TOP 10 INDEX HOLDINGS

                                  [BAR CHART]

                 General Electric Co.                 25.14%
                 3M Co.                                3.94%
                 Tyco International Ltd.               2.96%
                 Boeing Co. (The)                      2.86%
                 United Technologies Corp.             2.65%
                 Automatic Data Processing Inc.        2.51%
                 First Data Corp.                      2.43%
                 Honeywell International Inc.          2.39%
                 Emerson Electic Co.                   1.80%
                 Lockheed Martin Corp.                 1.77%

The iSHARES DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Industrial Sector Index. For the twelve-month period ended April 30, 2002 (the "reporting period"), the Fund declined 14.72%, while the Index fell 15.40%.

Earnings disappointments, weak economic indicators and job cuts weighed on markets during the reporting period. In its effort to avoid a recession, the Federal Reserve Board (the "Fed") continued its stance on lowering interest rates, ultimately bringing the federal funds rate to its lowest level in forty years. Finally, by the beginning of 2002, encouraging signs emerged, including higher than expected GDP growth levels and a spike in consumer confidence. Faced with the promising outlook, the Fed left rates unchanged during the first four months of 2002.

The sluggish economic conditions in the U.S. for much of the reporting period were echoed around the world. As slower growth led to a cutback in industrial production, the industrial sector languished. Although the global economy showed renewed signs of life toward the end of the reporting period, industrials generally finished the period in negative territory.

18                                    2002 iShares Annual Report to Shareholders

In terms of the Index's top ten holdings, Tyco International Ltd. (2.96% of the Index as of April 30, 2002) suffered the biggest decline, falling 65.39%. General Electric Co., the largest holding at 25.14% of the Index as of April 30, lost 33.89%. The share price of the aerospace company Boeing Co. (2.86% of the Index as of April 30, 2002) dropped 26.75% for the reporting period as airline travel declined in the wake of the events of September 11. On a positive note, other Index holdings including aerospace company Lockheed Martin Corp (1.77% of the Index as of April 30, 2002) regained some of those losses and finished the reporting period up 80.68%. First Data Corp. (2.43% of the Index as of April 30) gained 18.00%, and 3M Co. (3.94% of the Index) returned 7.91% for the period.

              iShares Dow Jones U.S. Industrial Sector Index Fund
                          GROWTH OF $10,000 INVESTMENT

        iShares Dow Jones U.S. Industrial Sector Index Fund  Dow Jones U.S. Industrial Sector Index
       Jun 00                                       $10,000                                 $10,000
       Jul 00                                       $ 9,964                                 $ 9,975
       Oct 00                                       $10,364                                 $10,303
       Jan 01                                       $ 9,894                                 $ 9,701
       Apr 01                                       $ 9,354                                 $ 9,211
       Jul 01                                       $ 8,824                                 $ 8,702
       Oct 01                                       $ 7,634                                 $ 7,503
       Jan 02                                       $ 8,318                                 $ 8,146
       Apr 02                                       $ 7,977                                 $ 7,791

   Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               19

Managers' Discussion & Analysis

iShares Dow Jones U.S. Technology Sector Index Fund
Performance as of 4/30/02

                                       Average Annual Total Returns              Cumulative Total Returns
                           ----------------------------------------------------  -------------------------
                              Year Ended 4/30/02        Inception to 4/30/02*      Inception to 4/30/02*
                           -------------------------  -------------------------  -------------------------
iSHARES INDEX FUND           NAV    Market    INDEX     NAV    Market    INDEX     NAV    Market    INDEX
Dow Jones U.S. Technology
  Sector                   (31.55)% (31.79)% (31.17)% (39.56)% (37.81)% (39.19)% (62.76)% (60.41)% (62.28)%

  * Since inception total return periods are calculated from inception date (5/15/00) for the NAV and Index returns and from the first day of trading (5/19/00) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                              TOP 10 INDEX HOLDINGS

                                   [BAR CHART]

                 Microsoft Corp.                        15.15%
                 Intel Corp.                            11.95%
                 International Business Machines Corp.   8.95%
                 Cisco Systems Inc.                      6.62%
                 Dell Computer Corp.                     3.77%
                 Texas Instruments Inc.                  3.33%
                 Oracle Corp.                            2.61%
                 Applied Materials Inc.                  2.47%
                 Motorola Inc.                           2.13%
                 Hewlett-Packard Co.                     1.73%

The iShares Dow Jones U.S. Technology Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Technology Sector Index. For the twelve-month period ended April 30, 2002 (the "reporting period"), the Fund declined 31.55% while the Index fell 31.17%.

An extremely challenging environment for technology companies prevailed throughout the reporting period. Many technology firms, whose stocks had soared just a few years ago, were forced to lay off workers as revenues and earnings continued to decline well into 2002.

The first quarter of 2001 had been the worst in technology-heavy Nasdaq's history, and there was little cause for optimism about a rapid recovery in the technology sector. Corporate investment in information technology, a key source of sales for many tech companies, rapidly declined as the economy weakened.

In an attempt to restart economic growth, the Federal Reserve Board (the "Fed") cut interest rates eleven times in 2001, making three cuts in the aftermath of September 11. The last interest rate reduction, on December 11, 2001 brought the federal funds rate to 1.75%, where it

20                                    2002 iShares Annual Report to Shareholders
stood at the reporting period's end. Despite the Fed's actions, the near-term prospects for many technology companies appeared weak in the first quarter of 2002.

The difficult environment negatively affected the Index's top ten holdings. Microsoft Corp. (15.15% of the Index as of April 30, 2002), declined 22.86% over the reporting period. Intel Corp. (11.95% of the Index as of April 30, 2002) shares dropped 7.20%, International Business Machines Corp. (IBM) (8.95% of the Index as of April 30) lost 26.88%, and Cisco Systems Inc. (6.62% of the Index) declined 13.72%. Texas Instruments Inc. (3.33% of the Index) dropped 19.86%, Oracle Corp. (2.61% of the Index as of April 30, 2002) lost 37.87%, Applied Materials Inc. (2.47% of the Index as of April 30) fell 10.92%, and
Motorola Inc. (2.13% of the Index) rose 0.09%. Hewlett-Packard Co. (1.73% of the Index as of April 30, 2002) declined 38.90%. Not all of the Index's top ten holdings had negative performance for the period. Dell Computer Corp. (3.77% of the Index as of April 30) managed to rise 0.38%.


               iShares Dow Jones U.S. Technology Sector Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                     [GRAPH]

        iShares Dow Jones U.S. Technology Sector Index Fund  Dow Jones U.S. Technology Sector Index
May 00                                              $10,000                                 $10,000
Jul 00                                              $10,342                                 $10,362
Oct 00                                              $ 9,153                                 $ 9,186
Jan 01                                              $ 7,427                                 $ 7,468
Apr 01                                              $ 5,441                                 $ 5,480
Jul 01                                              $ 4,869                                 $ 4,911
Oct 01                                              $ 3,953                                 $ 3,992
Jan 02                                              $ 4,612                                 $ 4,664
Apr 02                                              $ 3,725                                 $ 3,772

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               21

Managers' Discussion & Analysis

iShares Dow Jones U.S. Telecommunications Sector Index Fund
Performance as of 4/30/02

                                       Average Annual Total Returns              Cumulative Total Returns
                           ----------------------------------------------------  -------------------------
                              Year Ended 4/30/02        Inception to 4/30/02*      Inception to 4/30/02*
                           -------------------------  -------------------------  -------------------------
iShares Index Fund           NAV    Market    INDEX     NAV    Market    INDEX     NAV    Market    INDEX
Dow Jones U.S.
  Telecommunications
  Sector                   (41.12)% (41.29)% (39.18)% (37.13)% (36.81)% (32.56)% (59.41)% (58.80)% (53.43)%

* Since inception total return periods are calculated from inception date (5/22/00) for the NAV and Index returns and from the first day of trading (5/26/00) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                             TOP 10 INDEX HOLDINGS

                                  [BAR CHART]

                  Verizon Communications Inc.             26.45%
                  SBC Communications Inc.                 25.63%
                  Bellsouth Corp.                         13.88%
                  AT&T Corp.                              11.32%
                  AT&T Wireless Services Inc.              5.89%
                  Alltel Corp.                             3.58%
                  Sprint Corp. (FON Group)                 3.06%
                  Worldcom Inc.-MCI Group                  1.78%
                  Qwest Communications Intrnational Inc.   1.67%
                  Sprint Corp. (PCS Group)                 1.63%

The iShares Dow Jones U.S. Telecommunications Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Telecommunications Sector Index. For the twelve-month period ended April 30, 2002 (the "reporting period"), the Fund declined 41.12%, while the Index fell 39.18%.

U.S. telecommunications stocks endured an exceptionally difficult reporting period, with many companies reporting large declines in net income and poor sales. In turn, the sector was further affected by an ongoing correction in stock prices that had once reflected highly optimistic growth projections.

With the U.S. economy expanding rapidly and corporate spending on IT and telecom robust, many telecommunications companies had invested heavily in large infrastructure projects during the late 1990s. When the economy slowed dramatically, a number of large telecommunications companies saw their revenues fall and their debt burdens become onerous.

22                                    2002 iShares Annual Report to Shareholders

Some investors believed an improving economy would benefit telecom companies, and watched hopefully as the Federal Reserve Board (the "Fed") attempted to restart economic growth with eleven rate cuts in 2001 -- three of them in the aftermath of September 11. The last interest rate reduction on December 11, 2001 brought the federal funds rate to a forty-year low of 1.75%, where it stood at the reporting period's end.

Each of the top ten holdings in the Index lost ground over the reporting period. Verizon Communications Inc. (26.45% of the Index as of April 30, 2002) fell 24.90%. SBC Communications Inc. (25.63% of the Index as of April 30, 2002) and BellSouth Corp. (13.88% of the Index as of April 30) dropped 22.73% and 26.20%, respectively. AT&T Corp. (11.32% of the Index as of April 30) fell 23.19%, AT&T Wireless Services Inc. (5.89% of the Index) dropped 55.47%, and Alltel Corp (3.58% of the Index as of April 30) lost 7.25%. Sprint Corp. (FON Group) (3.06% of the Index as of April 30, 2002) fell 23.96%, while WorldCom Inc-MCI Group (1.78% of the Index as of April 30) declined 85.87%. Qwest Communications International Inc. (1.67% of the Index as of April 30) lost 87.68%. Finally, Sprint Corp. (PCS Group) (1.63% of the Index as of April 30) declined 56.26%.

           iShares Dow Jones U.S. Telecommunications Sector Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                    [GRAPH]

        iShares Dow Jones U.S. Telecommunications Sector Index Fund  Dow Jones U.S. Telecommunications Sector Index
     May 00                                                 $10,000                                         $10,000
     Jul 00                                                 $ 9,756                                         $ 9,768
     Oct 00                                                 $ 9,169                                         $ 9,498
     Jan 01                                                 $ 8,231                                         $ 8,629
     Apr 01                                                 $ 6,895                                         $ 7,657
     Jul 01                                                 $ 6,729                                         $ 7,522
     Oct 01                                                 $ 5,399                                         $ 6,285
     Jan 02                                                 $ 5,150                                         $ 6,003
     Apr 02                                                 $ 4,060                                         $ 4,658

     Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               23

Managers' Discussion & Analysis

iShares Dow Jones U.S. Utilities Sector Index Fund
Performance as of 4/30/02

                                       Average Annual Total Returns              Cumulative Total Returns
                           ----------------------------------------------------  -------------------------
                              Year Ended 4/30/02        Inception to 4/30/02*      Inception to 4/30/02*
                           -------------------------  -------------------------  -------------------------
iShares Index Fund           NAV    Market    INDEX     NAV    Market    INDEX     NAV    Market    INDEX
Dow Jones U.S. Utilities
  Sector                   (21.38)% (21.65)% (21.02)%  (0.54)%  0.01%    (0.10)%  (1.01)%  0.01%    (0.19)%

* Since inception total return periods are calculated from inception date (6/12/00) for the NAV and Index returns and from the first day of trading (6/19/00) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                             TOP 10 INDEX HOLDINGS

                                  [BAR CHART]

                       Duke Energy Corp.                 8.86%
                       Southern Co.                      5.54%
                       Dominion Resources Inc.           4.88%
                       Exelon Corp.                      4.86%
                       American Electric Power Co. Inc.  4.14%
                       Txu Corp.                         4.05%
                       Progress Energy Inc.              3.16%
                       Fpl Group Inc.                    3.14%
                       Entergy Corp.                     2.86%
                       FirstEnergy Corp.                 2.78%

The iShares Dow Jones U.S. Utilities Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Utilities Sector Index. For the twelve-month period ended April 30, 2002 (the "reporting period") the Fund declined 21.38%, while the Index fell 21.02%.

The reporting period proved difficult for the utilities sector, as a series of challenges put downward pressure on share prices. While a number of the Index's top ten holdings managed positive returns, the group as a whole performed poorly.

The Enron scandal cast a significant shadow over the group, as did last summer's power crisis in California. Deregulation presented a longer-term challenge to many utilities, which now had to deal with increased competition. Other factors that impacted utilities included a mild winter across the U.S. and declining natural gas and electricity prices. Many utilities were also hampered by an oversupply of capacity, caused by the overbuilding of power plants during better economic times. As a result of investment in new power plants, many utilities companies struggle under high debt levels.

24                                    2002 iShares Annual Report to Shareholders

Another key factor in the poor performance of utilities was the domestic economy, which remained sluggish for most of the reporting period. Seeking to restore growth, the Federal Reserve Board (the "Fed") reduced interest rates a eleven times in 2001 -- a record number -- and made three cuts directly after September 11 to attempt to reassure shaky financial markets worldwide. The final decrease in December brought the federal funds rate to 1.75%, its lowest level in forty years.

As 2002 began, it was unclear if the economy was responding to the Fed's actions. Rising levels of unemployment remained a concern during the reporting period. With their bottom lines threatened, many corporations cut their workforces, bringing the unemployment rate to 6% in April 2002, a large rise from the 4.6% level at the period's start.

Perhaps the most positive indication of economic recovery was news that U.S. GDP growth was 5.8% in the first quarter of 2002. While markets remained volatile during the quarter, some investors were cautiously optimistic about prospects for a moderate economic recovery.

Performance for the top ten holdings in the Index was largely positive during the reporting period. Southern Co (5.54% of the Index as of April 30, 2002) gained 28.23%, while Dominion Resources Inc. (4.88% of the Index as of April 30) rose 1.11%. TXU Corp. (4.05% of the Index as of April 30) rose 30.08%, Progress Energy Inc (3.16% of the Index) moved up 22.92%, and FPL Group Inc. (3.14% of the Index as of April 30, 2002) gained 10.42%. Entergy Corp. (2.86% of the Index as of April 30) rose 18.31%, while FirstEnergy Corp. (2.78% of the Index) increased 15.03%. Not all top ten holdings had positive returns, however. Duke Energy Corp. (8.86% of the Index as of April 30) declined 15.67%. Exelon Corp. (4.86% of the Index) fell 18.79% and American Electric Power Co. Inc. (4.14% of the Index as of April 30, 2002) slipped 1.98%.

               iShares Dow Jones U.S. Utilities Sector Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                    [GRAPH]

        iShares Dow Jones U.S. Utilities Sector Index Fund  Dow Jones U.S. Utilities Sector Index
    Jun 00                                         $10,000                                $10,000
    Jul 00                                         $10,033                                $10,040
    Oct 00                                         $11,932                                $11,965
    Jan 01                                         $11,633                                $11,672
    Apr 01                                         $12,590                                $12,636
    Jul 01                                         $10,995                                $11,036
    Oct 01                                         $ 9,575                                $ 9,625
    Jan 02                                         $ 9,181                                $ 9,238
    Apr 02                                         $ 9,900                                $ 9,980

    Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               25

Managers' Discussion & Analysis

iShares Dow Jones U.S. Chemicals Index Fund
Performance as of 4/30/02

                                  Average Annual Total Returns         Cumulative Total Returns
                           ------------------------------------------  ------------------------
                            Year Ended 4/30/02   Inception to 4/30/02   Inception to 4/30/02*
                           --------------------  --------------------  ------------------------
iShares Index Fund          NAV   Market  INDEX   NAV   Market  INDEX    NAV    Market   INDEX
Dow Jones U.S. Chemicals   5.80%  6.12%   5.47%  6.56%  8.60%   4.74%  12.72%   16.62%   9.09%

  * Since inception total return periods are calculated from inception date (6/12/00) for the NAV and Index returns and from the first day of trading (6/19/00) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                              TOP 10 INDEX HOLDINGS

                                   [BAR CHART]

            Du Pont (E.I.) De Nemours & CO.            28.19%
            Dow Chemical Co. (The)                     17.65%
            Air Products & Chemicals Inc.               6.80%
            Praxair Inc.                                5.67%
            PPG Industries Inc.                         5.44%
            Rohm & Haas Co. "A"                         3.87%
            Avery Dennison Corp.                        3.86%
            Ecolab Inc.                                 2.98%
            Engelhard Corp.                             2.46%
            Eastman Chemical Co.                        2.10%

The iShares Dow Jones U.S. Chemicals Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Chemicals Index. For the twelve-month period ended April 30, 2002 (the "reporting period"), the Fund returned 5.80%, while the Index gained 5.47%.

Despite the weak economy that characterized much of the reporting period, the Dow Jones U.S. Chemicals Index managed a small gain as a number of chemicals companies turned in solid performance.

The performance of chemical companies often has been perceived as an early indicator of the direction of the economy, and for much of the period, many firms had to operate against a backdrop of declining factory orders and manufacturing activity. However, for most of the top ten holdings in the Index, performance over the past twelve months was solid. In the aftermath of September 11 many of these stocks were hit hard as investors worried that the already fragile economy could slide further, taking with it cyclical stocks like chemicals. But buoyed by interest rate cuts and a generally improving economic outlook, many of the chemical stocks recouped their losses in the months that followed.

26                                    2002 iShares Annual Report to Shareholders

Throughout the period, the Federal Reserve Board (the "Fed") sought to reenergize the economy by reducing interest rates. The Fed cut rates eleven times in 2001, a record number, and made three cuts after September 11 alone in an attempt to reassure shaky financial markets worldwide. In December, a final reduction brought the federal funds rate to 1.75%, their lowest level in forty years.

Many of the top ten holdings in the Index rose over the reporting period. The stock with the largest percentage representation in the Index, Du Pont (E.I.) de Nemours & Co. (28.19% of the Index as of April 30, 2002), gained 1.67%. Air Products & Chemicals Inc. (6.80% of the Index as of April 30, 2002) rose 13.78%, Praxair Inc. (5.67% of the Index as of April 30) moved 22.25% higher, and PPG Industries Inc. (5.44% of the Index) increased 1.62%. In addition, Rohm & Haas Co. "A" (3.87% of the Index as of April 30, 2002) gained 10.41%, Avery Dennison Corp. (3.86% of the Index) rose 16.80%, Ecolab Inc. (2.98% of the Index as of April 30, 2002) increased 17.65%, and Englehard Corp. (2.46% of the Index as of April 30, 2002) gained 20.14%. Not all the top ten holdings had positive returns, however. Dow Chemical Co. (17.65% of the Index as of April 30, 2002) declined 1.0%, and Eastman Chemical Co. (2.10% of the Index as of April 30,
2002) lost 13.54%.

                  iShares Dow Jones U.S. Chemicals Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                    [GRAPH]

   iSHARES DOW JONES U.S. CHEMICALS INDEX FUND DOW JONES U.S. CHEMICALS INDEX
       Jun 00                               $10,000                   $10,000
       Jul 00                               $ 9,275                   $ 9,141
       Oct 00                               $ 9,614                   $ 9,449
       Jan 01                               $10,383                   $10,071
       Apr 01                               $10,654                   $10,344
       Jul 01                               $10,650                   $10,303
       Oct 01                               $ 9,828                   $ 9,612
       Jan 02                               $10,695                   $10,397
       Apr 02                               $11,273                   $10,910

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               27

Managers' Discussion & Analysis

iShares Dow Jones U.S. Financial Services Index Fund
Performance as of 4/30/02

                                   Average Annual Total Returns           Cumulative Total Returns
                           ---------------------------------------------  ------------------------
                            Year Ended 4/30/02    Inception to 4/30/02*     Inception to 4/30/02*
                           --------------------  -----------------------  ------------------------
iShares Index Fund          NAV   Market  INDEX   NAV    Market   INDEX     NAV    Market    INDEX
Dow Jones U.S. Financial
Services                   0.00%  (0.37)% 0.64%  5.70%    7.56%   6.38%   11.02%   14.56%   12.32%

  * Since inception total return periods are calculated from inception date (6/12/00) for the NAV and Index returns and from the first day of trading (6/19/00) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                             TOP 10 INDEX HOLDINGS

                                  [BAR CHART]

               Citigroup Inc.                    13.75%
               Bank of America Corp.              7.02%
               Wells Fargo & CO.                  5.38%
               Fannie Mae                         4.86%
               JP Morgan Chase & CO.              4.29%
               Wachovia Corp.                     3.19%
               American Express Co.               2.97%
               Bank One Corp.                     2.94%
               Morgan Stanley Dean Witter & CO.   2.94%
               U.S. Bancorp                       2.86%

The iShares Dow Jones U.S. Financial Services Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Financial Services Index. For the twelve-month period ended April 30, 2002 (the "reporting period"), the Fund returned 0.00%, while the Index gained 0.64%.

The Index ended the reporting period with a modest increase that belied the volatility of the past twelve months. Indeed, the period encompassed record interest rate cuts by the Federal Reserve Board (the "Fed"), the events of September 11, the Enron accounting scandal, and the ongoing sell off in technology shares. In addition, some financial firms took hits to their bottom lines from the Argentina economic crisis.

28                                    2002 iShares Annual Report to Shareholders

The financial services group as a whole was bolstered by interest rate cuts during the reporting period. Seeking to restore economic growth at home and improve investor confidence abroad, the Fed reduced rates a record eleven times in 2001, making three cuts after September 11, in an attempt to reassure financial markets worldwide. The last rate cut on December 11 brought the federal funds rate to 1.75%, the lowest level since 1962. This helped maintain a relatively positive operating environment for many financial services companies.

Over the reporting period, performance of Index's top ten holdings was quite mixed. Citigroup Inc. (13.75% of the Index as of April 30, 2002) lost 10.78%, while Bank of America Corp (7.02% of the Index as of April 30, 2002) rose 34.39%. Wells Fargo & Co (5.38% of the Index as of April 30, 2002) rose 11.37%, while Fannie Mae (4.86% of the Index as of April 30, 2002) declined 0.11%. JP Morgan Chase & Co. (4.29% of the Index as of April 30, 2002) lost 24.15%, while Wachovia Corp. (3.19% of the Index) increased 30.72%. American Express Co (2.97% of the Index as of April 30, 2002) fell 2.50%. Bank One Corp. (2.94% of the Index as of April 30, 2002) gained 10.71%, Morgan Stanley Dean Witter & Co. (2.94% of the Index) fell 22.75%, and US Bancorp (2.86% of the Index as of April 30, 2002) rose 15.84%.

              iShares Dow Jones U.S. Financial Services Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                    [GRAPH]

              iShares Dow Jones U.S. Financial Fund Dow Jones U.S. Financial
              Services Index                                  Services Index
               Jun 00                     $10,000                $10,000
               Jul 00                     $10,112                $10,123
               Oct 00                     $11,215                $11,242
               Jan 01                     $11,948                $11,990
               Apr 01                     $11,102                $11,160
               Jul 01                     $11,472                $11,552
               Oct 01                      $9,823                 $9,907
               Jan 02                     $10,793                $10,903
               Apr 02                     $11,102                $11,232

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               29

Managers' Discussion & Analysis

iShares Dow Jones U.S. Internet Index Fund
Performance as of 4/30/02

                                       Average Annual Total Returns              Cumulative Total Returns
                           ----------------------------------------------------  -------------------------
                              Year Ended 4/30/02        Inception to 4/30/02*      Inception to 4/30/02*
                           -------------------------  -------------------------  -------------------------
iShares Index Fund           NAV    Market    INDEX     NAV    Market    INDEX     NAV    Market    INDEX
Dow Jones U.S. Internet    (50.69)% (50.71)% (50.64)% (61.27)% (60.31)% (60.86)% (84.44)% (83.51)% (84.09)%

* Since inception total return periods are calculated from inception date (5/15/00) for the NAV and Index returns and from the first day of trading (5/19/00) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                             TOP 10 INDEX HOLDINGS

                                   [BAR CHART]

                eBay Inc.                          12.46%
                Yahoo! Inc.                        10.23%
                Amazon.com Inc.                     7.91%
                BEA Systems Inc.                    7.75%
                Check Point Software Technologies   6.27%
                TMP Worldwide Inc.                  4.83%
                E*TRADE Group Inc.                  4.58%
                WebMD Corp.                         3.80%
                VeriSign Inc.                       3.78%
                Overture Services Inc.              3.27%

The iShares Dow Jones U.S. Internet Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Internet Index. For the twelve-month period ended April 30, 2002 (the "reporting period"), the Fund declined 50.69%, while the Index fell 50.64%.

Most publicly traded Internet companies continued to fall from investor favor during the reporting period. Some firms were de-listed from Nasdaq for failing to meet share price requirements, some went out of business, and few were spared from dramatic declines in stock price.

A weakening U.S. economy meant less corporate investment in Internet-based technologies, which hurt revenues. In addition, online sales to consumers, while still growing, did not reach projected levels.

Seeking to ignite the stalled economy, the Federal Reserve Board (the "Fed") cut interest rates eleven times in 2001, with three cuts in the aftermath of September 11 alone. The last interest rate reduction of the period came in December 2001, bringing the federal funds rate to

30                                    2002 iShares Annual Report to Shareholders

1.75%, a forty-year low. Despite the Fed's actions, the near-term prospects for many Internet companies were weak in the first quarter of 2002.

The performance of most of the Index's top ten holdings reflected the difficult operating environment over the period. Yahoo! Inc. (10.23% of the Index as of April 30, 2002) dropped 26.86%, BEA Systems Inc. (7.75% of the Index as of
April 30) fell 73.76%, and Check Point Software Technologies Ltd. (6.27% of the Index) declined 71.07%. TMP Worldwide Inc. (4.83% of the Index as of April 30,
2002) lost 37.46%, E*Trade Group Inc. (4.58% of the Index) fell 19.79%, WebMD Corp. (3.80% of the Index as of April 30, 2002) dropped 20.78%, and VeriSign Inc (3.78% of the Index as of April 30, 2002) lost 81.96%. Not all of the Index's top ten holdings had negative performance for the period, however. eBay Inc. (12.46% of the Index as of April 30, 2002) rose 5.19%, Amazon.com Inc. (7.91% of the Index as of April 30) increased 5.77%, and Overture Services Inc. (3.27% of the Index as of April 30) moved up 92.08%.

                   iShares Dow Jones U.S. Internet Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                    [GRAPH]

        iShares Dow Jones U.S. Internet Index Fund  Dow Jones U.S. Internet Index
     May 00                                $10,000                        $10,000
     Jul 00                                $ 9,749                        $ 9,784
     Oct 00                                $ 8,400                        $ 8,437
     Jan 01                                $ 5,409                        $ 5,593
     Apr 01                                $ 3,155                        $ 3,222
     Jul 01                                $ 2,454                        $ 2,509
     Oct 01                                $ 1,673                        $ 1,704
     Jan 02                                $ 2,154                        $ 2,196
     Apr 02                                $ 1,556                        $ 1,591

        Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               31

Managers' Discussion & Analysis

iShares Dow Jones U.S. Real Estate Index Fund
Performance as of 4/30/02

                                    Average Annual Total Returns           Cumulative Total Returns
                           ----------------------------------------------  -------------------------
                             Year Ended 4/30/02    Inception to 4/30/02*     Inception to 4/30/02*
                           ----------------------  ----------------------  -------------------------
iShares Index Fund          NAV    MARKET  INDEX    NAV    MARKET  INDEX     NAV    MARKET    INDEX
Dow Jones U.S. Real Estate 17.83%  17.53%  18.72%  18.21%  17.36%  18.76%   37.06%  34.81%    38.16%

  * Since inception total return periods are calculated from inception date (6/12/00) for the NAV and Index returns and from the first day of trading (6/19/00) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                              TOP 10 INDEX HOLDINGS

                                   [BAR CHART]

               Equity Office Properties Trust                  9.18%
               Equity Residential Properties Trust             5.96%
               Simon Property Group Inc.                       3.70%
               Archstone-Smith Trust                           3.61%
               Plum Creek Timber Co. Inc.                      3.27%
               Prologis Trust                                  3.02%
               Boston Properties Inc.                          2.74%
               Vornado Realty Trust                            2.74%
               Apartment Investment & Management Co. "A"       2.66%
               Duke Realty Corp.                               2.52%

The iSHARES DOW JONES U.S. REAL ESTATE INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Real Estate Index. For the twelve-month period ended April 30, 2002 (the "reporting period"), the Fund returned 17.83%, while the Index gained 18.72%.

Throughout the reporting period, the domestic real estate sector provided a rare bright spot for investors. Despite a slow economy and uncertainty in the wake of September 11, real estate -- particularly residential -- maintained its strength. Existing home sales, new home sales, and housing starts all rose over the period. Non-residential building wasn't as strong, a casualty of the weak economy.

Each of the top ten stocks in the Index rose during the reporting period. Equity Office Properties Trust (9.18% of the Index as of April 30, 2002) increased 6.91%, Equity Residential Properties Trust (5.96% of the Index as of April 30) moved up 13.96%, Simon Property Group Inc. (3.70% of the Index) gained 37.09%, and Archstone-Smith Trust (3.61% of the Index) rose 11.68%. Plum Creek Timber Co. Inc. (3.27% of the Index as of April 30, 2002) moved 31.30% higher, Prologis Trust (3.02% of the Index as of April 30) increased 15.05%, and Boston Properties Inc. (2.74% of the Index) gained 4.71%. Vornado Realty Trust (2.74% of the Index as of April 30, 2002) grew 28.69%, and

32                                    2002 iShares Annual Report to Shareholders

Apartment Investment & Management Co. "A" (2.66% of the Index) rose 18.33% higher. Duke Realty Corp. (2.52% of the Index as of April 30, 2002) gained 22.96%.

                                    [GRAPH]

                  iShares Dow Jones U.S. Real Estate Index Fund
                          GROWTH OF $10,000 INVESTMENT

        iSHARES DOW JONES U.S. REAL ESTATE INDEX FUND  DOW JONES U.S. REAL ESTATE INDEX
Jun 00                                        $10,000                           $10,000
Jul 00                                        $10,966                           $10,909
Oct 00                                        $10,517                           $10,471
Jan 01                                        $11,474                           $11,457
Apr 01                                        $11,632                           $11,637
Jul 01                                        $12,290                           $12,333
Oct 01                                        $11,649                           $11,707
Jan 02                                        $12,623                           $12,696
Apr 02                                        $13,708                           $13,813

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               33

Managers' Discussion & Analysis

iShares Cohen & Steers Realty Majors Index Fund
Performance as of 4/30/02

                                    Average Annual Total Returns           Cumulative Total Returns
                           ----------------------------------------------  -------------------------
                             Year Ended 4/30/02    Inception to 4/30/02*     Inception to 4/30/02*
                           ----------------------  ----------------------  -------------------------
iShares Index Fund          NAV    Market  INDEX    NAV    Market  INDEX     NAV    Market    INDEX
Cohen & Steers Realty
  Majors                   19.05%  18.60%  19.35%  15.78%  15.92%  16.15%  20.14%   20.12%   20.58%

* Since inception total return periods are calculated from inception date (1/29/01) for the NAV and Index returns and from the first day of trading (2/2/01) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                             TOP 10 INDEX HOLDINGS

                                  [BAR CHART]

                Equity Residential Properties Trust              7.90%
                Equity Office Properties Trust                   7.47%
                Simon Property Group Inc.                        6.88%
                Archstone-Smith Trust                            5.52%
                Vornado Realty Trust                             5.14%
                Public Storage Inc.                              5.10%
                Prologis Trust                                   4.58%
                Apartment Investment & Management Co. "A"        4.30%
                Boston Properties Inc.                           4.18%
                Duke Realty Corp.                                4.06%

The iShares Cohen & Steers Realty Majors Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index. For the twelve-month period ended April 30, 2002 (the "reporting period"), the Fund returned 19.05%, while the Index returned 19.35%.

Throughout the reporting period, the domestic real estate sector provided a rare bright spot for investors. Despite the slow economy and uncertainty in the wake of September 11, real estate--particularly residential--maintained its strength. Despite declines in March 2002, existing home sales, new home sales, and housing starts all rose over the period. Non-residential building was less strong, however, a casualty of the weak economy.

The series of interest rate cuts by the Federal Reserve Board (the "Fed") during the period also helped to fuel the performance of real estate companies. Attempting to restore economic growth, the Fed reduced rates a record eleven times in 2001, making three cuts directly after September 11 in an attempt to reassure financial markets worldwide. The last rate cut on December 11 brought the federal funds rate

34                                    2002 iShares Annual Report to Shareholders
to 1.75%, its lowest level since 1962, and contributed to a positive operating environment for a number of real estate companies. With interest rates and thus mortgages low, many consumers were encouraged to invest in real estate.

Each of the top ten holdings in the Index rose during the reporting period. Equity Residential Properties Trust (7.90% of the Index as of April 30, 2002) moved up 13.96%, while Equity Office Properties Trust (7.47% of the Index as of April 30, 2002) increased 6.91%. Simon Property Group Inc. (6.88% of the Index as of April 30) gained 37.09%, Archstone-Smith Trust (5.52% of the Index) rose 11.68%, Vornado Realty Trust (5.14% of the Index as of April 30, 2002) grew 28.69%, and Prologis Trust (4.58% of the Index as of April 30, 2002) increased 15.05%. Apartment Investment & Management Co. "A" (4.30% of the Index as of April 30) moved 18.33% higher. Boston Properties Inc. (4.18% of the Index) gained 4.71% while Duke Realty Corp. (4.06% of the Index as of April 30, 2002) gained 22.96%.

                iShares Cohen & Steers Realty Majors Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                   [GRAPH]

        iShares Cohen & Steers Realty Majors Index Fund  Cohen & Steers Realty Majors Index
     Jan 01                                     $10,046                             $10,054
     Apr 01                                     $10,091                             $10,103
     Jul 01                                     $10,621                             $10,649
     Oct 01                                     $10,309                             $10,324
     Jan 02                                     $11,085                             $11,113
     Apr 02                                     $12,013                             $12,059

     Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               35

Schedule of Investments

iShares Dow Jones U.S. Total Market Index Fund
April 30, 2002


Security                                      Shares         Value
------------------------------------------------------------------

COMMON STOCKS - 99.90%
General Electric Co.                         110,800  $  3,495,740
Exxon Mobil Corp.                             76,276     3,064,007
Microsoft Corp./1/                            52,091     2,722,276
Pfizer Inc.                                   70,505     2,562,857
Citigroup Inc.                                57,549     2,491,872
Johnson & Johnson                             34,184     2,182,990
Intel Corp.                                   75,045     2,147,037
American International Group Inc.             25,518     1,763,804
Wal-Mart Stores Inc.                          30,749     1,717,639
International Business Machines Corp.         19,199     1,608,108
Coca-Cola Co. (The)                           25,517     1,416,449
Merck & Co. Inc.                              25,355     1,377,791
Philip Morris Companies Inc.                  24,177     1,315,954
Procter & Gamble Co.                          14,544     1,312,741
Bank of America Corp.                         17,552     1,272,169
Verizon Communications Inc.                   30,107     1,207,592
Home Depot Inc.                               25,902     1,201,076
Cisco Systems Inc./1/                         81,056     1,187,470
SBC Communications Inc.                       37,666     1,169,906
ChevronTexaco Corp.                           11,894     1,031,329
PepsiCo Inc.                                  19,522     1,013,192
Wells Fargo & Co.                             19,068       975,328
AOL Time Warner Inc./1/                       47,490       903,260
Fannie Mae                                    11,154       880,385
Abbott Laboratories                           16,191       873,504
Wyeth                                         14,625       833,625
Viacom Inc. "B"/1/                            17,178       809,084
JP Morgan Chase & Co.                         22,144       777,254
Lilly (Eli) and Co.                           10,766       711,094
Dell Computer Corp./1/                        25,730       677,728
BellSouth Corp.                               20,891       634,042
Bristol-Myers Squibb Co.                      21,590       621,792
Amgen Inc./1/                                 11,617       614,307
Medtronic Inc.                                13,483       602,555
Texas Instruments Inc.                        19,356       598,681
Pharmacia Corp.                               14,388       593,217
Wachovia Corp.                                15,184       577,599
3M Co.                                         4,360       548,488
American Express Co.                          13,153       539,405
Morgan Stanley Dean Witter & Co.              11,167       532,889
Bank One Corp.                                13,038       532,863
Walt Disney Co. (The)                         22,719       526,626
Anheuser-Busch Companies Inc.                  9,872       523,216
U.S. Bancorp                                  21,848       517,798
AT&T Corp.                                    39,420       517,190
Du Pont (E.I.) de Nemours & Co.               11,414       507,923
Freddie Mac                                    7,772       507,900
Oracle Corp./1/                               46,812       469,992
Applied Materials Inc./1/                     18,332       445,834
Schering-Plough Corp.                         16,314       445,372
Target Corp.                                   9,989       436,020
Walgreen Co.                                  11,329       427,896
FleetBoston Financial Corp.                   11,665       411,775
Tyco International Ltd.                       22,309       411,601
McDonald's Corp.                              14,439       410,068
Washington Mutual Inc.                        10,831       408,654
Boeing Co. (The)                               8,875       395,825
Motorola Inc.                                 24,822       382,259
Kimberly-Clark Corp.                           5,860       381,603
Gillette Co. (The)                            10,689       379,246
Baxter International Inc.                      6,587       374,800
Fifth Third Bancorp                            5,419       371,689
Merrill Lynch & Co. Inc.                       8,827       370,204
United Technologies Corp.                      5,246       368,112
Duke Energy Corp.                              9,150       350,719
Schlumberger Ltd.                              6,396       350,181
Automatic Data Processing Inc.                 6,877       349,627
Cardinal Health Inc.                           5,034       348,605
First Data Corp.                               4,260       338,627
Honeywell International Inc.                   9,077       332,944
Lowe's Companies Inc.                          7,869       332,780
Colgate-Palmolive Co.                          6,156       326,330
Alcoa Inc.                                     9,475       322,434
General Motors Corp. "A"                       4,979       319,403
Dow Chemical Co. (The)                        10,020       318,636
Hewlett-Packard Co.                           18,238       311,870
Ford Motor Company                            19,437       310,992
Marsh & McLennan Companies Inc.                3,076       310,922
UnitedHealth Group Inc.                        3,486       306,106

36                                    2002 iShares Annual Report to Shareholders
iShares Dow Jones U.S. Total Market Index Fund
April 30, 2002


Security                                      Shares         Value
------------------------------------------------------------------
Bank of New York Co. Inc. (The)                8,258  $    302,160
MBNA Corp.                                     8,407       298,028
Sun Microsystems Inc./1/                      36,371       297,515
Household International Inc.                   5,104       297,512
Allstate Corp. (The)                           7,469       296,818
Clear Channel Communications Inc./1/           6,088       285,832
Liberty Media Corp. "A"/1/                    26,445       282,961
MetLife Inc.                                   8,096       276,397
Comcast Corp. "A"/1/                          10,127       270,897
AT&T Wireless Services Inc./1/                30,033       268,795
Tenet Healthcare Corp./1/                      3,614       265,159
Electronic Data Systems Corp.                  4,867       264,083
QUALCOMM Inc./1/                               8,535       257,416
Emerson Electric Co.                           4,679       249,812
Lockheed Martin Corp.                          3,920       246,568
HCA Inc.                                       5,123       244,828
Illinois Tool Works Inc.                       3,366       242,689
El Paso Corp.                                  5,923       236,920
Safeway Inc./1/                                5,580       234,081
Phillips Petroleum Co.                         3,844       229,910
United Parcel Service Inc.                     3,748       225,030
EMC Corp./1/                                  24,590       224,753
International Paper Co.                        5,371       222,521
Southern Co.                                   7,746       219,599
Sysco Corp.                                    7,444       215,950
Gannett Co. Inc.                               2,938       215,355
Caterpillar Inc.                               3,831       209,249
Kohls Corp./1/                                 2,798       206,213
Kroger Co./1/                                  8,973       204,315
Prudential Financial Inc./1/                   6,311       202,583
Costco Wholesale Corp./1/                      5,002       201,080
General Dynamics Corp.                         2,061       200,102
Mellon Financial Corp.                         5,230       197,485
Cendant Corp./1/                              10,942       196,847
Conoco Inc.                                    6,974       195,621
BB&T Corp.                                     5,096       194,056
Dominion Resources Inc.                        2,921       194,013
Exelon Corp.                                   3,557       193,145
Compaq Computer Corp.                         18,976       192,606
Hartford Financial Services Group Inc.         2,772       192,100
Sears, Roebuck and Co.                         3,603       190,058
SunTrust Banks Inc.                            2,781       189,052
Goldman Sachs Group Inc. (The)                 2,398       188,842
State Street Corp.                             3,638       185,938
Sara Lee Corp.                                 8,732       184,944
Raytheon Co.                                   4,361       184,470
Waste Management Inc.                          6,974       183,695
National City Corp.                            5,790       180,648
Omnicom Group Inc.                             2,068       180,412
Harley-Davidson Inc.                           3,389       179,583
Maxim Integrated Products Inc./1/              3,605       179,529
Concord EFS Inc./1/                            5,645       178,517
General Mills Inc.                             4,046       178,226
CIGNA Corp.                                    1,619       176,471
PNC Financial Services Group (The)             3,171       174,881
Lucent Technologies Inc./1/                   37,997       174,786
AFLAC Inc.                                     5,841       174,646
USA Education Inc.                             1,747       167,450
American Electric Power Co. Inc.               3,590       164,422
Alltel Corp.                                   3,313       163,993
Heinz (H.J.) Co.                               3,889       163,299
TXU Corp.                                      2,963       161,246
FedEx Corp./1/                                 3,086       159,454
Lehman Brothers Holdings Inc.                  2,658       156,822
Southwest Airlines Co.                         8,493       154,658
Forest Laboratories Inc. "A"/1/                1,977       152,506
Analog Devices Inc./1/                         4,051       149,725
Anadarko Petroleum Corp.                       2,779       149,566
Union Pacific Corp.                            2,621       148,873
Avon Products Inc.                             2,646       147,779
ConAgra Foods Inc.                             5,993       146,828
CVS Corp.                                      4,369       146,274
Chubb Corp.                                    1,891       145,040
Micron Technology Inc./1/                      6,091       144,357
Capital One Financial Corp.                    2,401       143,796
Agilent Technologies Inc./1/                   4,763       143,128
Weyerhaeuser Co.                               2,400       143,064
Masco Corp.                                    5,090       143,029

Schedules of Investments                                                      37
iShares Dow Jones U.S. Total Market Index Fund
April 30, 2002


Security                                      Shares         Value
------------------------------------------------------------------

Albertson's Inc.                               4,240  $    142,210
Best Buy Co. Inc./1/                           1,908       141,860
Xilinx Inc./1/                                 3,734       140,996
XL Capital Ltd. "A"                            1,493       140,865
Baker Hughes Inc.                              3,737       140,810
Sprint Corp. (FON Group)                       8,827       139,908
McGraw-Hill Companies Inc. (The)               2,167       138,666
Paychex Inc.                                   3,699       138,084
Linear Technology Corp.                        3,538       137,487
KeyCorp                                        4,759       133,775
TJX Companies Inc.                             3,055       133,137
Carnival Corp. "A"                             3,984       132,707
Schwab (Charles) Corp. (The)                  11,621       132,363
Northrop Grumman Corp.                         1,094       132,002
Equity Office Properties Trust                 4,571       130,868
Newmont Mining Corp.                           4,564       130,120
Hancock (John) Financial Services Inc.         3,345       129,117
Guidant Corp./1/                               3,426       128,818
Interpublic Group of Companies Inc.            4,165       128,615
Kraft Foods Inc.                               3,120       128,045
Transocean Sedco Forex Inc.                    3,555       126,203
Veritas Software Corp./1/                      4,446       126,000
ACE Ltd.                                       2,891       125,816
Progress Energy Inc.                           2,409       125,003
FPL Group Inc.                                 1,965       124,758
Comerica Inc.                                  1,974       124,066
Northern Trust Corp.                           2,333       123,929
Progressive Corp. (The)                        2,151       123,683
Air Products & Chemicals Inc.                  2,551       122,576
KLA-Tencor Corp./1/                            2,075       122,363
McKesson Corp.                                 2,973       120,079
WellPoint Health Networks Inc./1/              1,591       119,452
Bed Bath & Beyond Inc./1/                      3,213       119,427
Burlington Northern Santa Fe Corp.             4,325       118,894
Occidental Petroleum Corp.                     4,128       118,680
Deere & Co.                                    2,626       117,540
St. Paul Companies Inc.                        2,337       116,406
Pitney Bowes Inc.                              2,729       114,891
Entergy Corp.                                  2,452       113,773
May Department Stores Co. (The)                3,247       112,606
Siebel Systems Inc./1/                         4,626       111,903
FirstEnergy Corp.                              3,315       110,389
Williams Companies Inc.                        5,764       110,092
General Motors Corp. "H"/1/                    7,219       108,141
Tribune Co.                                    2,430       107,333
Public Service Enterprise Group Inc.           2,310       107,069
Adobe Systems Inc.                             2,651       105,934
Becton Dickinson & Co.                         2,843       105,674
Marriott International Inc. "A"                2,402       105,544
Eastman Kodak Co.                              3,245       104,521
Xcel Energy Inc.                               4,082       103,805
TRICON Global Restaurants Inc./1/              1,631       102,851
Consolidated Edison Inc.                       2,358       102,785
Staples Inc./1/                                5,138       102,606
Golden West Financial Corp.                    1,496       102,311
Praxair Inc.                                   1,790       102,209
Nike Inc. "B"                                  1,911       101,914
PG&E Corp./1/                                  4,332       101,802
SouthTrust Corp.                               3,809       101,624
Unocal Corp.                                   2,717       101,045
Lincoln National Corp.                         2,097       100,446
Marathon Oil Corp.                             3,446       100,141
Burlington Resources Inc.                      2,247        99,834
Gap Inc. (The)                                 6,979        98,474
Mattel Inc.                                    4,753        98,102
PPG Industries Inc.                            1,871        97,872
Delphi Automotive Systems Corp.                6,253        97,234
Archer-Daniels-Midland Co.                     7,308        96,977
Genzyme Corp. - General Division/1/            2,368        96,946
Allergan Inc.                                  1,470        96,888
Immunex Corp./1/                               3,558        96,564
Starbucks Corp./1/                             4,219        96,278
eBay Inc./1/                                   1,812        96,217
Computer Associates International Inc.         5,097        94,804
Apple Computer Inc./1/                         3,903        94,726
AON Corp.                                      2,639        94,291

38                                    2002 iShares Annual Report to Shareholders
iShares Dow Jones U.S. Total Market Index Fund
April 30, 2002


Security                                      Shares         Value
------------------------------------------------------------------

Kellogg Co.                                    2,624  $     94,254
Limited Inc. (The)                             4,911        94,095
IDEC Pharmaceuticals Corp./1/                  1,709        93,910
Fiserv Inc./1/                                 2,109        93,766
Newell Rubbermaid Inc.                         2,979        93,541
Loews Corp.                                    1,555        93,222
Ingersoll-Rand Co. "A"                         1,866        93,207
SunGard Data Systems Inc./1/                   3,119        92,821
AmSouth Bancorp                                4,081        92,680
Norfolk Southern Corp.                         4,301        92,170
Electronic Arts Inc./1/                        1,551        91,587
AutoZone Inc./1/                               1,204        91,504
Stryker Corp./1/                               1,678        89,790
Apache Corp.                                   1,531        89,303
Altera Corp./1/                                4,337        89,169
Regions Financial Corp.                        2,534        88,867
Wrigley (William Jr.) Co.                      1,615        88,825
AmerisourceBergen Corp.                        1,146        88,815
MBIA Inc.                                      1,643        88,607
Charter One Financial Inc.                     2,500        88,450
Fortune Brands Inc.                            1,665        87,013
Genentech Inc./1/                              2,447        86,868
MedImmune Inc./1/                              2,597        86,740
CSX Corp.                                      2,387        86,338
Lexmark International Inc. "A"/1/              1,441        86,143
Federated Department Stores Inc./1/            2,155        85,618
M&T Bank Corp.                                 1,002        85,551
Intuit Inc./1/                                 2,174        85,177
Equity Residential Properties Trust            3,018        85,108
Biomet Inc.                                    2,993        84,492
Clorox Co.                                     1,909        84,473
Jefferson-Pilot Corp.                          1,685        84,385
Dover Corp.                                    2,259        84,170
Starwood Hotels & Resorts Worldwide Inc.       2,207        83,425
Danaher Corp.                                  1,162        83,176
Johnson Controls Inc.                            961        82,886
DTE Energy Co.                                 1,821        82,564
Halliburton Co.                                4,800        81,552
Block (H & R) Inc.                             2,024        81,203
WorldCom Corp./1/                             32,752        81,192
Computer Sciences Corp./1/                     1,810        81,178
Boston Scientific Corp./1/                     3,208        79,943
St. Jude Medical Inc./1/                         960        79,882
Anthem Inc./1/                                 1,156        78,839
King Pharmaceuticals Inc./1/                   2,508        78,601
Cincinnati Financial Corp.                     1,669        78,209
Campbell Soup Co.                              2,832        78,192
MGIC Investment Corp.                          1,093        77,996
Synovus Financial Corp.                        2,878        77,821
Textron Inc.                                   1,581        77,754
Union Planters Corp.                           1,535        76,919
Qwest Communications International Inc.       15,159        76,250
Zimmer Holdings Inc./1/                        2,178        75,598
Aetna Inc.                                     1,585        75,446
Novellus Systems Inc./1/                       1,588        75,271
Sprint Corp. (PCS Group)/1/                    6,666        74,726
Reliant Energy Inc.                            2,932        74,414
GlobalSantaFe Corp.                            2,113        74,145
Georgia-Pacific Corp.                          2,557        74,102
UST Inc.                                       1,859        73,988
R.J. Reynolds Tobacco Holdings Inc.            1,069        73,975
Ambac Financial Group Inc.                     1,159        72,855
Cox Communications Inc. "A"/1/                 2,161        72,156
Nabors Industries Inc./1/                      1,582        72,060
Biogen Inc./1/                                 1,650        71,725
Broadcom Corp. "A"/1/                          2,075        71,587
Cintas Corp.                                   1,380        71,443
Devon Energy Corp.                             1,448        71,401
Xerox Corp./1/                                 8,028        71,048
Affiliated Computer Services
  Inc. "A"/1/                                  1,313        70,994
Hershey Foods Corp.                            1,043        70,924
Corning Inc.                                  10,505        70,278
Rohm & Haas Co. "A"                            1,891        70,175
Avery Dennison Corp.                           1,092        69,943
North Fork Bancorp Inc.                        1,810        69,902
Marshall & Ilsley Corp.                        1,095        69,697
Amerada Hess Corp.                               903        69,423
Quest Diagnostics Inc./1/                        754        69,315

Schedules of Investments                                                      39
iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

Sabre Holdings Corp./1/                        1,479     $  68,774
Franklin Resources Inc.                        1,636        68,548
Bear Stearns Companies Inc. (The)              1,103        68,320
UNUMProvident Corp.                            2,404        67,889
Hilton Hotels Corp.                            4,137        67,681
IMS Health Inc.                                3,278        67,560
ITT Industries Inc.                              965        67,415
Kerr-McGee Corp.                               1,121        67,036
PeopleSoft Inc./1/                             2,883        66,799
Teradyne Inc./1/                               2,014        66,361
Edison International/1/                        3,651        66,266
Genuine Parts Co.                              1,920        66,259
HEALTHSOUTH Corp./1/                           4,362        65,866
Gilead Sciences Inc./1/                        2,112        65,725
Microchip Technology Inc./1/                   1,475        65,638
Office Depot Inc./1/                           3,421        65,478
New York Times Co. "A"                         1,405        65,417
Brocade Communications Systems Inc./1/         2,555        65,382
Eaton Corp.                                      772        65,319
Moody's Corp.                                  1,493        65,065
Weatherford International Inc./1/              1,304        65,030
MeadWestvaco Corp.                             2,205        64,739
Tiffany & Co.                                  1,628        64,713
Parker Hannifin Corp.                          1,293        64,585
National Commerce Financial Corp.              2,304        64,489
Noble Drilling Corp./1/                        1,485        64,375
Network Appliance Inc./1/                      3,679        64,199
Countrywide Credit Industries Inc.             1,373        64,133
Ameren Corp.                                   1,530        63,893
Penney (J.C.) Co. Inc. (The)                   2,928        63,655
TRW Inc.                                       1,150        63,285
Cinergy Corp.                                  1,780        63,243
BJ Services Co./1/                             1,712        62,899
Univision Communications Inc./1/               1,572        62,817
RadioShack Corp.                               2,013        62,806
EchoStar Communications Corp./1/               2,304        62,669
Family Dollar Stores Inc.                      1,809        62,591
International Game Technology/1/                 991        62,383
PPL Corp.                                      1,632        62,196
Solectron Corp./1/                             8,498        62,035
Knight Ridder Inc.                               925        61,975
National Semiconductor Corp./1/                1,959        61,748
Harrah's Entertainment Inc./1/                 1,236        60,762
Yahoo! Inc./1/                                 4,079        60,206
Sanmina-SCI Corp./1/                           5,770        60,008
SPX Corp./1/                                     442        59,515
USA Networks Inc./1/                           1,966        58,803
Sempra Energy                                  2,292        58,606
Allegheny Energy Inc.                          1,393        58,395
Constellation Energy Group Inc.                1,828        58,350
Health Management Associates Inc. "A"/1/       2,731        58,280
Leggett & Platt Inc.                           2,201        57,886
PACCAR Inc.                                      807        57,676
JDS Uniphase Corp./1/                         13,244        57,479
Huntington Bancshares Inc.                     2,820        57,218
Torchmark Corp.                                1,392        56,919
Millennium Pharmaceuticals Inc./1/             2,833        56,538
Pepsi Bottling Group Inc.                      1,970        56,421
Whirlpool Corp.                                  751        56,287
Cadence Design Systems Inc./1/                 2,742        56,156
Symantec Corp./1/                              1,567        55,487
Fox Entertainment Group Inc. "A"/1/            2,345        55,342
First Tennessee National Corp.                 1,426        55,129
Zions Bancorporation                           1,016        54,945
Radian Group Inc.                              1,052        54,599
Caremark Rx Inc./1/                            2,538        54,567
KeySpan Corp.                                  1,534        54,150
Ecolab Inc.                                    1,230        54,009
Kinder Morgan Inc.                             1,112        53,832
Mirant Corp.(1)                                4,422        53,418
Scripps (E.W.) Co.                               670        53,392
Simon Property Group Inc.                      1,574        53,123
L-3 Communications Holdings Inc./1/              414        52,901
Archstone-Smith Trust                          1,956        52,734
Laboratory Corp. of America Holdings/1/          529        52,477
Stilwell Financial Inc.                        2,450        52,332

40                                    2002 iShares Annual Report to Shareholders
iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

LSI Logic Corp./1/                             4,069     $  52,287
Darden Restaurants Inc.                        1,306        52,109
Convergys Corp./1/                             1,876        51,909
Robert Half International Inc./1/              1,965        51,601
Coca-Cola Enterprises Inc.                     2,622        51,444
Compass Bancshares Inc.                        1,438        51,437
Valero Energy Corp.                            1,190        51,360
ENSCO International Inc.                       1,520        51,315
NiSource Inc.                                  2,305        50,941
Nucor Corp.                                      866        50,618
American Standard Companies Inc./1/              668        49,900
Telephone & Data Systems Inc.                    579        49,794
EOG Resources Inc.                             1,168        49,698
Chiron Corp./1/                                1,211        49,009
Rockwell Collins Inc.                          2,052        48,879
T. Rowe Price Group Inc.                       1,380        48,397
SAFECO Corp.                                   1,436        47,962
Grainger (W.W.) Inc.                             853        47,828
Unisys Corp./1/                                3,538        47,763
Dollar Tree Stores Inc./1/                     1,251        47,713
AutoNation Inc./1/                             2,971        47,536
Circuit City Stores Inc.- Circuit City
  Group                                        2,199        47,410
GreenPoint Financial Corp.                       956        47,274
Apollo Group Inc. "A"/1/                       1,230        47,158
Estee Lauder Companies Inc. "A"                1,304        47,140
Plum Creek Timber Co. Inc.                     1,545        47,045
ServiceMaster Co. (The)                        3,359        47,026
Vulcan Materials Co.                           1,013        46,618
Dollar General Corp.                           2,943        46,352
QLogic Corp./1/                                1,013        46,304
Cooper Industries Inc.                         1,051        46,034
Amazon.com Inc./1/                             2,752        45,931
BEA Systems Inc./1/                            4,284        45,924
Banknorth Group Inc.                           1,696        44,757
BISYS Group Inc. (The)/1/                      1,307        44,699
Express Scripts Inc. "A"/1/                      707        44,689
Stanley Works (The)                              961        44,667
SUPERVALU Inc.                                 1,487        44,610
Sherwin-Williams Co. (The)                     1,445        44,405
Oxford Health Plans Inc./1/                      960        44,314
Rockwell International Corp.                   2,054        44,099
Engelhard Corp.                                1,444        43,926
Black & Decker Corp.                             902        43,909
Amdocs Ltd./1/                                 2,017        43,829
Equifax Inc.                                   1,602        43,767
Atmel Corp./1/                                 4,845        43,605
Jones Apparel Group Inc./1/                    1,118        43,546
VF Corp.                                         994        43,507
Prologis Trust                                 1,951        43,312
NVIDIA Corp./1/                                1,244        43,304
TECO Energy Inc.                               1,550        43,152
Golden State Bancorp Inc.                      1,303        42,986
TCF Financial Corp.                              818        42,577
Advanced Micro Devices Inc./1/                 3,807        42,562
Nextel Communications Inc. "A"/1/              7,600        41,876
Pinnacle West Capital Corp.                      950        41,629
Applera Corp. - Applied Biosystems
  Group                                        2,429        41,584
Sealed Air Corp./1/                              930        41,543
NCR Corp./1/                                   1,068        41,502
AES Corp. (The)/1/                             5,144        41,255
Old Republic International Corp.               1,240        41,205
Donnelley (R.R.) & Sons Co.                    1,289        41,196
Murphy Oil Corp.                                 436        41,137
CenturyTel Inc.                                1,483        41,079
Ocean Energy Inc.                              1,909        40,853
Health Net Inc./1/                             1,374        40,739
Goodyear Tire & Rubber Co. (The)               1,817        40,428
Trigon Healthcare Inc./1/                        399        40,163
DST Systems Inc./1/                              811        40,080
Sovereign Bancorp Inc.                         2,773        40,014
Apartment Investment & Management Co.
  "A"                                            812        39,869
BMC Software Inc./1/                           2,730        39,476
Vornado Realty Trust                             894        39,425
Smith International Inc./1/                      561        39,298
PMI Group Inc. (The)                             484        39,262
Waters Corp./1/                                1,445        38,943
Dynegy Inc. "A"                                2,150        38,700
D.R. Horton Inc.                               1,495        38,571

Schedules of Investments                                                      41
iShares Dow Jones U.S. Total Market Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

Boston Properties Inc.                           988   $    38,512
Delta Air Lines Inc.                           1,382        38,295
Popular Inc.                                   1,299        38,204
Toys R Us Inc./1/                              2,210        38,167
Brinker International Inc./1/                  1,108        38,160
Eastman Chemical Co.                             865        38,146
ChoicePoint Inc./1/                              687        38,087
Wendy's International Inc.                     1,017        38,036
Republic Services Inc. "A"/1/                  1,917        37,957
Centex Corp.                                     673        37,890
Thermo Electron Corp./1/                       2,004        37,876
Lincare Holdings Inc./1/                       1,189        37,430
American Water Works Co. Inc.                    854        37,320
DPL Inc.                                       1,433        37,287
Calpine Corp./1/                               3,374        37,114
Fluor Corp.                                      898        37,114
SCANA Corp.                                    1,154        36,870
Mylan Laboratories Inc.                        1,389        36,781
Hillenbrand Industries Inc.                      569        36,757
Mohawk Industries Inc./1/                        571        36,732
Pactiv Corp./1/                                1,775        36,689
Check Point Software Technologies
  Ltd./1/                                      2,015        36,572
Ross Stores Inc.                                 899        36,508
Lear Corp./1/                                    709        36,450
Sigma-Aldrich Corp.                              769        36,435
Ceridian Corp./1/                              1,633        36,383
Jabil Circuit Inc./1/                          1,780        36,330
AMR Corp./1/                                   1,691        36,306
Liz Claiborne Inc.                             1,160        36,296
BJ's Wholesale Club Inc./1/                      809        36,106
Maytag Corp.                                     781        36,043
Legg Mason Inc.                                  717        36,022
Edwards (A.G.) Inc.                              879        35,969
Accenture Ltd./1/                              1,675        35,912
Park Place Entertainment Corp./1/              2,914        35,842
Lam Research Corp./1/                          1,396        35,821
AmeriCredit Corp./1/                             922        35,792
Tyson Foods Inc. "A"                           2,551        35,765
Duke Realty Corp.                              1,352        35,558
Hibernia Corp. "A"                             1,781        35,531
Tellabs Inc./1/                                4,161        35,327
Scientific-Atlanta Inc.                        1,761        35,220
Commerce Bancorp Inc.                            711        35,116
Everest Re Group Ltd.                            517        35,104
Federated Investors Inc. "B"                   1,094        35,074
Vishay Intertechnology Inc./1/                 1,592        35,008
McCormick & Co. Inc.                           1,360        34,870
Agere Systems Inc./1/                          8,123        34,442
Dean Foods Co./1/                                930        34,429
Manpower Inc.                                    855        34,414
AvalonBay Communities Inc.                       720        34,322
Gallagher (Arthur J.) & Co.                      950        34,295
ADC Telecommunications Inc./1/                 8,754        34,053
Mercury Interactive Corp./1/                     911        33,953
Lennar Corp.                                     610        33,879
Dana Corp.                                     1,667        33,773
Wisconsin Energy Corp.                         1,296        33,696
Avnet Inc.                                     1,315        33,690
Expeditors International Washington Inc.         579        33,507
Astoria Financial Corp.                        1,044        33,502
Goodrich Co.                                   1,048        33,452
CDW Computer Centers Inc./1/                     607        33,264
Deluxe Corp.                                     753        33,042
Abercrombie & Fitch Co. "A"/1/                 1,100        33,000
Varian Medical Systems Inc./1/                   760        32,946
Public Storage Inc.                              865        32,844
Integrated Device Technology Inc./1/           1,167        32,723
Beckman Coulter Inc.                             683        32,627
Compuware Corp./1/                             4,134        32,411
Cooper Cameron Corp./1/                          587        32,191
Andrx Group/1/                                   710        32,106
Cephalon Inc./1/                                 546        32,017
International Rectifier Corp./1/                 691        31,869
Patterson Dental Co./1/                          690        31,809
Rational Software Corp./1/                     2,178        31,733
Westwood One Inc./1/                             881        31,716
Mercantile Bankshares Corp.                      770        31,693
Smurfit-Stone Container Corp./1/               1,927        31,294
Bard (C.R.) Inc.                                 567        31,151
Phelps Dodge Corp.                               868        31,074

42                                    2002 iShares Annual Report to Shareholders
iShares Dow Jones U.S. Total Market Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

Juniper Networks Inc./1/                       3,063    $   30,967
Fastenal Co.                                     370        30,947
Sonoco Products Co.                            1,069        30,894
Valley National Bancorp                          865        30,777
Bemis Co.                                        578        30,767
DENTSPLY International Inc.                      774        30,705
MGM Mirage/1/                                    764        30,675
Principal Financial Group (The)/1/             1,102        30,636
AdvancePCS/1/                                    904        30,564
Lamar Advertising Co./1/                         709        30,437
Host Marriott Corp.                            2,555        30,430
Viad Corp.                                       995        30,328
Sunoco Inc.                                      882        30,323
Triad Hospitals Inc./1/                          721        30,282
Synopsys Inc./1/                                 670        30,224
First Virginia Banks Inc.                        528        30,217
Cypress Semiconductor Corp./1/                 1,356        30,198
D&B/1/                                           784        30,192
SEI Investment Co.                               893        30,085
General Growth Properties Inc.                   654        29,907
Northeast Utilities                            1,493        29,860
Fairchild Semiconductor International
  Corp. "A"/1/                                 1,108        29,850
Humana Inc./1/                                 1,822        29,790
Williams-Sonoma Inc./1/                          514        29,612
Bowater Inc.                                     621        29,609
Diebold Inc.                                     782        29,575
Temple-Inland Inc.                               557        29,488
Associated Banc-Corp                             787        29,462
Manor Care Inc./1/                             1,148        29,435
Michaels Stores Inc./1/                          726        29,367
Citizens Communications Co./1/                 3,162        29,312
Hasbro Inc.                                    1,832        29,275
NVR Inc./1/                                       79        29,210
Watson Pharmaceuticals Inc./1/                 1,187        29,200
First Health Group Corp./1/                    1,005        29,145
Arrow Electronics Inc./1/                      1,103        29,119
Ashland Inc.                                     713        29,112
International Flavors & Fragrances Inc.          901        29,012
New York Community Bancorp Inc.                  976        28,948
Allmerica Financial Corp.                        579        28,898
Conexant Systems Inc./1/                       2,826        28,825
Pulte Homes Inc.                                 541        28,781
Iron Mountain Inc./1/                            930        28,644
Pall Corp.                                     1,377        28,642
Ball Corp.                                       601        28,578
Whole Foods Market Inc./1/                       611        28,570
CMS Energy Corp.                               1,475        28,556
PMC-Sierra Inc./1/                             1,835        28,553
Energy East Corp.                              1,298        28,543
Commerce Bancshares Inc.                         642        28,486
Allied Capital Corp.                           1,090        28,449
Intersil Corp. "A"/1/                          1,051        28,219
UnionBanCal Corp.                                583        28,217
Omnicare Inc.                                  1,049        28,050
White Mountains Insurance Group Inc.              78        27,963
Molex Inc. "A"                                   953        27,942
Fidelity National Financial Inc.                 904        27,888
Kimco Realty Corp.                               867        27,831
KPMG Consulting Inc./1/                        1,586        27,755
TMP Worldwide Inc./1/                            918        27,696
Tech Data Corp./1/                               585        27,694
Neuberger Berman Inc.                            637        27,678
Apogent Technologies Inc./1/                   1,191        27,631
Potomac Electric Power Co.                     1,208        27,615
Brunswick Corp.                                  978        27,570
Patterson-UTI Energy Inc./1/                     856        27,392
RF Micro Devices Inc./1/                       1,573        27,370
CIENA Corp./1/                                 3,650        27,338
FirstMerit Corp.                                 960        27,264
CH Robinson Worldwide Inc.                       866        27,253
Network Associates Inc./1/                     1,533        27,211
Washington Post Company (The) "B"                 43        27,167
Certegy Inc./1/                                  696        27,005
RenaissanceRe Holdings Ltd.                      230        26,956
Rowan Companies Inc./1/                        1,060        26,903
Allied Waste Industries Inc./1/                2,208        26,805

Schedules of Investments                                                      43
iShares Dow Jones U.s. Total Market Index Fund
April 30, 2002


Security                                      Shares         Value
------------------------------------------------------------------

Charter Communications Inc./1/                 3,260  $     26,699
Navistar International Corp.                     668        26,653
Outback Steakhouse Inc./1/                       757        26,548
AMB Property Corp.                               946        26,526
Emulex Corp./1/                                  913        26,468
Harris Corp.                                     730        26,433
NSTAR                                            577        26,427
Coach Inc./1/                                    471        26,376
Universal Health Services Inc. "B"/1/            566        26,347
XTO Energy Inc.                                1,291        26,336
E*TRADE Group Inc./1/                          3,491        26,322
Pentair Inc.                                     542        26,320
Marvell Technology Group Ltd./1/                 722        25,992
Owens-Illinois Inc./1/                         1,619        25,936
Nordstrom Inc.                                 1,105        25,923
Royal Caribbean Cruises Ltd.                   1,098        25,902
Equitable Resources Inc.                         720        25,884
Liberty Property Trust                           810        25,879
Gentex Corp./1/                                  817        25,866
Constellation Brands Inc./1/                     426        25,730
American Power Conversion Corp./1/             1,997        25,661
Alliant Techsystems Inc./1/                      238        25,633
Investors Financial Services Corp.               345        25,406
Health Care Property Investors Inc.              620        25,315
Pioneer Natural Resources Co./1/               1,053        25,261
Questar Corp.                                    905        25,250
Pier 1 Imports Inc.                            1,053        25,219
Investment Technology Group Inc./1/              547        25,162
ICN Pharmaceuticals Inc.                         908        25,115
Rouse Co. (The)                                  772        24,982
Tidewater Inc.                                   573        24,926
Bank of Hawaii Corp.                             869        24,749
ALLETE Inc.                                      807        24,646
Comverse Technology Inc./1/                    2,048        24,637
Semtech Corp./1/                                 766        24,497
City National Corp.                              443        24,476
Alliant Energy Corp.                             866        24,464
Foot Locker Inc./1/                            1,540        24,255
National-Oilwell Inc./1/                         909        24,152
Energizer Holdings Inc./1/                     1,005        24,019
Citrix Systems Inc./1/                         2,069        24,000
Saks Inc./1/                                   1,613        23,985
Mandalay Resort Group/1/                         668        23,954
Nicor Inc.                                       512        23,951
Pride International Inc./1/                    1,286        23,907
DaVita Inc./1/                                   920        23,846
Storage Technology Corp./1/                    1,153        23,729
Helmerich & Payne Inc.                           572        23,572
ArvinMeritor Inc.                                738        23,395
Wilmington Trust Corp.                           370        23,362
Reynolds & Reynolds Co. (The) "A"                806        23,342
Belo Corp.                                       997        23,290
Waddell & Reed Financial Inc. "A"                902        23,227
Furniture Brands International Inc./1/           568        23,191
Aquila Inc.                                    1,445        23,178
Eaton Vance Corp.                                634        23,160
Conectiv                                         928        23,144
American National Insurance Co.                  232        23,061
Valspar Corp. (The)                              499        22,979
Henry Schein Inc./1/                             481        22,891
Providian Financial Corp.                      3,207        22,770
Crescent Real Estate Equities Co.              1,154        22,641
Valassis Communications Inc./1/                  605        22,621
Applied Micro Circuits Corp./1/                3,350        22,613
Tektronix Inc./1/                              1,026        22,572
Autodesk Inc.                                  1,226        22,546
Noble Affiliates Inc.                            577        22,532
PartnerRe Ltd.                                   417        22,510
Protective Life Corp.                            705        22,461
Dow Jones & Co. Inc.                             413        22,455
Markel Corp./1/                                  103        22,454
IVAX Corp./1/                                  1,902        22,444
WebMD Corp./1/                                 3,251        22,432
KB HOME                                          449        22,383
Visteon Corp.                                  1,449        22,373
Hospitality Properties Trust                     657        22,338

44                                    2002 iShares Annual Report to Shareholders
iShares Dow Jones U.s. Total Market Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

Coors (Adolf) Company "B"                        334  $     22,328
Unitrin Inc.                                     534        22,252
Fulton Financial Corp.                           901        22,237
Diamond Offshore Drilling Inc.                   713        22,189
3Com Corp./1/                                  3,843        22,174
Gemstar-TV Guide International Inc./1/         2,453        21,979
MDU Resources Group Inc.                         754        21,964
Dial Corp. (The)                               1,045        21,924
Bausch & Lomb Inc.                               609        21,906
Cullen/Frost Bankers Inc.                        580        21,889
Readers Digest Association Inc. (The) "A"        919        21,872
Security Capital Group Inc. "B"/1/               846        21,768
Teleflex Inc.                                    385        21,756
Career Education Corp./1/                        482        21,666
Boise Cascade Corp.                              639        21,643
VeriSign Inc./1/                               2,335        21,599
Symbol Technologies Inc.                       2,537        21,463
Cablevision Systems Corp./1/                     910        21,385
Roslyn Bancorp Inc.                              926        21,317
Cheesecake Factory (The)/1/                      510        21,231
Cabot Corp.                                      712        21,218
Barr Laboratories Inc./1/                        316        21,061
Borders Group Inc./1/                            903        21,049
Webster Financial Corp.                          530        21,004
MONY Group Inc. (The)                            538        20,982
Millipore Corp.                                  525        20,974
Herman Miller Inc.                               856        20,912
OGE Energy Corp.                                 879        20,788
Catalina Marketing Corp./1/                      591        20,738
Polycom Inc./1/                                1,003        20,682
National Fuel Gas Co.                            866        20,628
Martin Marietta Materials Inc.                   529        20,610
Mack-Cali Realty Corp.                           628        20,598
Catellus Development Corp./1/                  1,009        20,584
IKON Office Solutions Inc.                     1,575        20,475
Molex Inc.                                       609        20,475
Cooper Tire & Rubber Co.                         825        20,460
Harman International Industries Inc.             346        20,431
Hormel Foods Corp.                               827        20,427
Snap-On Inc.                                     642        20,339
Hispanic Broadcasting Corp./1/                   756        20,276
Cytyc Corp./1/                                 1,287        20,219
Puget Energy Inc.                                964        19,984
Independence Community Bank Corp.                613        19,978
OM Group Inc.                                    299        19,958
Big Lots Inc.                                  1,280        19,789
Grant Prideco Inc./1/                          1,236        19,776
GTECH Holdings Corp./1/                          330        19,770
Krispy Kreme Doughnuts Inc./1/                   517        19,739
Palm Inc./1/                                   6,224        19,730
Lyondell Chemical Co.                          1,334        19,717
Dillards Inc. "A"                                805        19,714
Human Genome Sciences Inc./1/                  1,247        19,628
StanCorp Financial Group Inc.                    335        19,598
Lubrizol Corp.                                   568        19,585
Jacobs Engineering Group Inc./1/                 496        19,572
Mid Atlantic Medical Services Inc./1/            537        19,563
Arden Realty Inc.                                694        19,536
Varco International Inc./1/                      951        19,486
Transatlantic Holdings Inc.                      230        19,403
New Plan Excel Realty Trust                      992        19,394
Colonial BancGroup Inc. (The)                  1,209        19,344
Pennzoil-Quaker State Co.                        893        19,298
Polaris Industries Inc.                          256        19,277
Pogo Producing Co.                               562        19,243
Sky Financial Group Inc.                         825        19,239
Overture Services Inc./1/                        561        19,181
Six Flags Inc./1/                              1,048        19,178
Clayton Homes Inc.                             1,115        19,066
BancorpSouth Inc.                                865        18,943
United Dominion Realty Trust Inc.              1,133        18,921
CBRL Group Inc.                                  623        18,908
Hawaiian Electric Industries Inc.                400        18,896
Precision Castparts Corp.                        533        18,852
Renal Care Group Inc./1/                         531        18,851
RPM Inc.                                       1,110        18,815
Avaya Inc./1/                                  3,062        18,801

Schedules of Investments                                                      45
iShares Dow Jones U.S. Total Market Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------
KEMET Corp./1/                                   968  $     18,750
Henry (Jack) & Associates Inc.                   805        18,740
Vectren Corp.                                    749        18,680
Amkor Technology Inc./1/                         928        18,653
Harsco Corp.                                     438        18,615
Invitrogen Corp./1/                              535        18,554
Smithfield Foods Inc./1/                         879        18,547
Brown & Brown Inc.                               558        18,526
Hubbell Inc. "B"                                 538        18,523
Camden Property Trust                            465        18,507
Activision Inc./1/                               586        18,447
HON Industries Inc.                              615        18,401
Washington Federal Inc.                          703        18,362
BorgWarner Inc.                                  293        18,307
Newfield Exploration Co./1/                      482        18,244
Donaldson Co. Inc.                               422        18,209
United States Steel Corp.                      1,009        18,202
Cablevision Systems Corporation-
  Rainbow Media Group/1/                         822        18,166
O'Reilly Automotive Inc./1/                      560        18,138
Accredo Health Inc./1/                           280        18,124
Greater Bay Bancorp                              540        18,085
Medicis Pharmaceutical
  Corp. "A"/1/                                   337        18,046
Ruby Tuesday Inc.                                718        18,036
Rite Aid Corp./1/                              5,653        17,920
Weingarten Realty Investors                      502        17,871
Ryder System Inc.                                629        17,838
DeVry Inc./1/                                    672        17,801
Hudson City Bancorp Inc.                         473        17,771
W.R. Berkley Corp.                               293        17,727
Quintiles Transnational Corp./1/               1,248        17,722
People's Bank                                    666        17,702
LifePoint Hospitals Inc./1/                      420        17,640
Entercom Communications Corp./1/                 337        17,608
Titan Corp. (The)/1/                             770        17,602
CheckFree Corp./1/                               864        17,591
Enzon Inc./1/                                    471        17,540
Barnes & Noble Inc./1/                           576        17,407
Vertex Pharmaceuticals Inc./1/                   818        17,399
Varian Semiconductor Equipment
  Associates Inc./1/                             372        17,380
Protein Design Labs Inc./1/                      966        17,349
Westamerica Bancorp                              392        17,346
Scholastic Corp./1/                              339        17,197
Rayonier Inc.                                    293        17,190
PerkinElmer Inc.                               1,341        17,165
Adaptec Inc./1/                                1,167        17,155
Toll Brothers Inc./1/                            576        17,136
IndyMac Bancorp Inc./1/                          677        17,094
Freeport-McMoRan Copper & Gold
  Inc./1/                                        960        17,050
Advent Software Inc./1/                          344        16,987
BRE Properties Inc. "A"                          520        16,978
Direct Focus Inc./1/                             378        16,897
Celgene Corp./1/                                 853        16,872
CNF Inc.                                         533        16,848
Silicon Valley Bancshares/1/                     525        16,774
Hudson United Bancorp                            528        16,759
Erie Indemnity Co. "A"                           384        16,735
FMC Technologies Inc./1/                         735        16,721
Edwards Lifesciences Corp./1/                    665        16,705
Flowserve Corp./1/                               484        16,698
Great Plains Energy Inc.                         707        16,607
Micrel Inc./1/                                   756        16,594
Acxiom Corp./1/                                  993        16,514
Cummins Inc.                                     385        16,382
Highwoods Properties Inc.                        582        16,366
Trustmark Corp.                                  634        16,338
Zebra Technologies Corp. "A"/1/                  288        16,321
AGCO Corp./1/                                    718        16,313
Ethan Allen Interiors Inc.                       395        16,278
Brown-Forman Corp. "B"                           207        16,274
Old National Bancorp                             657        16,208
IDACORP Inc.                                     428        16,196
Pittston Brink's Group                           588        16,182
Advanced Fibre Communications
  Inc./1/                                        912        16,179
Reebok International Ltd./1/                     584        16,148
Performance Food Group Co./1/                    448        16,142
First Midwest Bancorp Inc.                       530        16,128

46                                    2002 iShares Annual Report to Shareholders
iShares Dow Jones U.S. Total Market Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------
HCC Insurance Holdings Inc.                      620  $     16,120
PETsMART Inc./1/                               1,071        16,086
Linens 'N Things Inc./1/                         462        16,031
Continental Airlines Inc. "B"/1/                 616        16,016
Dole Food Co.                                    479        15,936
Media General Inc. "A"                           232        15,920
Cymer Inc./1/                                    335        15,835
Cerner Corp./1/                                  298        15,827
Winn-Dixie Stores Inc.                           912        15,823
Crane Co.                                        573        15,803
Axcelis Technologies Inc./1/                   1,096        15,782
Scotts Co. (The) "A"/1/                          330        15,744
Crown Castle International Corp./1/            2,153        15,717
Sybase Inc./1/                                 1,117        15,705
LaBranche & Co. Inc./1/                          573        15,700
Zale Corp./1/                                    394        15,650
Commercial Federal Corp.                         531        15,611
Callaway Golf Co.                                883        15,541
Ryland Group Inc.                                141        15,510
Crompton Corp.                                 1,287        15,508
Whitney Holding Corp.                            424        15,476
Extended Stay America Inc./1/                    926        15,464
Level 3 Communications Inc./1/                 3,785        15,443
York International Corp.                         423        15,401
Maxtor Corp./1/                                2,220        15,385
99 Cents Only Stores/1/                          495        15,385
Community Health Systems Inc./1/                 530        15,381
Doral Financial Corp.                            440        15,374
Expedia Inc. "A"/1/                              190        15,359
UTStarcom Inc./1/                                626        15,337
Apria Healthcare Group Inc./1/                   588        15,282
Roper Industries Inc.                            332        15,269
Broadwing Inc./1/                              2,313        15,266
Coventry Health Care Inc./1/                     484        15,246
Crown Cork & Seal Co. Inc./1/                  1,352        15,224
M.D.C. Holdings Inc.                             301        15,200
Annaly Mortgage Management
  Inc.                                           835        15,197
Andrew Corp./1/                                  913        15,147
SICOR Inc./1/                                    851        15,080
Timken Co. (The)                                 565        15,057
Novell Inc./1/                                 4,069        15,055
Peoples Energy Corp.                             385        15,015
Affiliated Managers Group Inc./1/                236        15,010
Scios Inc./1/                                    485        15,001
RGS Energy Group Inc.                            378        14,999
ICOS Corp./1/                                    579        14,915
Philadelphia Suburban Corp.                      618        14,894
Getty Images Inc./1/                             427        14,864
Steris Corp./1/                                  671        14,863
Macromedia Inc./1/                               663        14,845
Lee Enterprises Inc.                             378        14,836
AK Steel Holding Corp.                         1,209        14,822
CSG Systems International Inc./1/                563        14,762
Cytec Industries Inc./1/                         447        14,747
United Stationers Inc./1/                        378        14,746
First Industrial Realty Trust Inc.               437        14,714
Thomas & Betts Corp.                             625        14,688
Raymond James Financial Inc.                     439        14,680
Charles River Laboratories
  International Inc./1/                          490        14,675
First American Corp.                             664        14,674
Citizens Banking Corp.                           441        14,641
IMC Global Inc.                                1,160        14,616
Corporate Executive Board Co.
  (The)/1/                                       384        14,592
AMETEK Inc.                                      376        14,562
Meredith Corp.                                   340        14,559
AptarGroup Inc.                                  391        14,526
Mercury General Corp.                            290        14,500
Applebee's International Inc.                    371        14,484
Tommy Hilfiger Corp./1/                          922        14,411
Peregrine Systems Inc./1/                      2,102        14,399
AnnTaylor Stores Corp./1/                        331        14,389
Lafarge North America Inc.                       328        14,360
Post Properties Inc.                             422        14,344
Payless ShoeSource Inc./1/                       245        14,342
Chico's FAS Inc./1/                              397        14,324
Chesapeake Energy Corp./1/                     1,671        14,287
Lattice Semiconductor Corp./1/                 1,202        14,244
Alkermes Inc./1/                                 706        14,219
WGL Holdings Inc.                                524        14,200

Schedules of Investments                                                      47
iShares Dow Jones U.S. Total Market Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

ITT Educational Services Inc./1/                 277  $     14,030
Conseco Inc./1/                                3,758        14,017
Key Energy Services Inc./1/                    1,152        13,997
Wiley (John) & Sons Inc. "A"                     526        13,992
Louisiana-Pacific Corp.                        1,194        13,970
Mentor Graphics Corp./1/                         723        13,954
CenterPoint Properties Corp.                     255        13,948
Jack in the Box Inc./1/                          435        13,890
Developers Diversified Realty
  Corp.                                          626        13,835
Leucadia National Corp.                          379        13,815
CEC Entertainment Inc./1/                        298        13,768
United Bancshares Inc.                           430        13,760
American Financial Group Inc.                    463        13,746
Harte-Hanks Inc.                                 427        13,715
Gateway Inc./1/                                2,499        13,695
Commerce Group Inc.                              339        13,682
Healthcare Realty Trust Inc.                     451        13,665
TriQuint Semiconductor Inc./1/                 1,339        13,577
AGL Resources Inc.                               566        13,550
Perot Systems Corp. "A"/1/                       759        13,510
Hercules Inc./1/                               1,105        13,481
Tupperware Corp.                                 584        13,409
American Eagle Outfitters Inc./1/                527        13,402
Credence Systems Corp./1/                        661        13,379
Alberto-Culver Co. "B"                           245        13,370
THQ Inc./1/                                      381        13,358
Cox Radio Inc. "A"/1/                            466        13,346
Carlisle Companies Inc.                          328        13,281
Monsanto Co.                                     428        13,182
Swift Transportation Co. Inc./1/                 675        13,129
NetIQ Corp./1/                                   585        13,122
Province Healthcare Co./1/                       340        13,093
Kennametal Inc.                                  330        13,088
Piedmont Natural Gas Co.                         351        13,075
Mueller Industries Inc./1/                       383        13,056
La Quinta Corp./1/                             1,636        13,055
Quantum Corp./1/                               1,770        13,010
ImClone Systems Inc./1/                          808        13,009
SkyWest Inc.                                     566        12,990
Affymetrix Inc./1/                               512        12,989
Meridian Gold Inc./1/                            853        12,983
Shaw Group Inc. (The)/1/                         425        12,975
Allegheny Technologies Inc.                      767        12,947
Lancaster Colony Corp.                           335        12,897
Park National Corp.                              128        12,896
Regis Corp.                                      429        12,896
Retek Inc./1/                                    546        12,885
National Instruments Corp./1/                    335        12,874
Varian Inc./1/                                   381        12,855
HRPT Properties Trust                          1,478        12,829
American Capital Strategies Ltd.                 400        12,828
Vitesse Semiconductor Corp./1/                 2,142        12,809
Cleco Corp.                                      516        12,786
Ingram Micro Inc. "A"/1/                         860        12,780
Sonic Corp./1/                                   436        12,779
Community First Bankshares Inc.                  465        12,778
Fair Isaac and Co. Inc.                          229        12,764
Copart Inc./1/                                   827        12,728
Western Digital Corp./1/                       2,048        12,677
Downey Financial Corp.                           238        12,643
Orthodontic Centers of America
  Inc./1/                                        474        12,632
Techne Corp./1/                                  472        12,598
Universal Corp.                                  296        12,583
Service Corp. International/1/                 3,218        12,582
Cabot Microelectronics Corp./1/                  257        12,567
Longs Drug Stores Corp.                          415        12,550
Invacare Corp.                                   328        12,405
Staten Island Bancorp Inc.                       621        12,389
Church & Dwight Co. Inc.                         433        12,384
PNM Resources Inc.                               427        12,383
Corn Products International Inc.                 374        12,379
GATX Corp.                                       385        12,328
Integrated Circuit Systems Inc./1/               619        12,318
Massey Energy Co.                                819        12,244
Pharmaceutical Product
  Development Inc./1/                            486        12,237
Manitowoc Co. Inc. (The)                         280        12,236
Stericycle Inc./1/                               181        12,223
Chittenden Corp.                                 369        12,195
DQE Inc.                                         623        12,161

48                                    2002 iShares Annual Report to Shareholders
iShares Dow Jones U.S. Total Market Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

Shurgard Storage Centers Inc. "A"                345  $     12,161
Stone Energy Corp./1/                            285        12,084
Arch Coal Inc.                                   544        12,077
Ohio Casualty Corp./1/                           624        12,056
NDCHealth Corp.                                  374        12,032
American Greetings Corp. "A"                     677        12,017
Bob Evans Farms Inc.                             395        12,008
Parametric Technology Corp./1/                 2,972        12,007
OSI Pharmaceuticals Inc./1/                      374        11,957
PepsiAmericas Inc.                               782        11,926
Prentiss Properties Trust                        387        11,900
AVX Corp.                                        595        11,858
Federal Realty Investment Trust                  440        11,858
Worthington Industries Inc.                      800        11,840
Applera Corp. - Celera Genomics
  Group/1/                                       755        11,808
Avocent Corp./1/                                 472        11,800
Covance Inc./1/                                  587        11,781
Cousins Properties Inc.                          436        11,772
SanDisk Corp./1/                                 719        11,763
Superior Industries International
  Inc.                                           228        11,758
iStar Financial Inc.                             378        11,756
Southwest Bancorp of Texas Inc./1/               335        11,735
Plexus Corp./1/                                  469        11,720
Northwest Airlines Corp. "A"/1/                  633        11,673
SL Green Realty Corp.                            332        11,653
Abgenix Inc./1/                                  825        11,641
Global Payments Inc.                             303        11,641
Reckson Associates Realty Corp.                  477        11,639
Forest Oil Corp./1/                              368        11,592
Extreme Networks Inc./1/                       1,282        11,525
Pediatrix Medical Group Inc./1/                  244        11,466
Cambrex Corp.                                    279        11,464
Blyth Inc.                                       385        11,454
Tootsie Roll Industries Inc.                     244        11,436
ONEOK Inc.                                       521        11,389
Macerich Co. (The)                               388        11,388
Arbitron Inc./1/                                 331        11,376
Emmis Communications Corp./1/                    390        11,337
Airborne Inc.                                    546        11,324
Nationwide Financial Services Inc.               276        11,316
Insight Enterprises Inc./1/                      432        11,275
Potlatch Corp.                                   326        11,254
FMC Corp./1/                                     290        11,223
Priority Healthcare Corp. "B"/1/                 377        11,212
LTX Corp./1/                                     526        11,156
Dreyer's Grand Ice Cream Inc.                    239        11,152
Neurocrine Biosciences Inc./1/                   338        11,117
South Financial Group Inc. (The)                 481        11,077
Seacor Smit Inc./1/                              230        11,063
DoubleClick Inc./1/                            1,424        11,050
Respironics Inc./1/                              337        11,050
Sepracor Inc./1/                                 872        11,040
Garmin Ltd./1/                                   490        11,030
Western Resources Inc.                           634        11,025
Jeffries Group Inc.                              237        11,018
Chelsea Property Group Inc.                      182        11,002
Hanover Compressor Co./1/                        583        10,990
Trinity Industries Inc.                          467        10,975
ResMed Inc./1/                                   295        10,947
Openwave Systems Inc./1/                       1,913        10,942
United Rentals Inc./1/                           428        10,914
Great Lakes Chemical Corp.                       423        10,888
Transkaryotic Therapies Inc./1/                  273        10,882
St. Joe Co. (The)                                353        10,855
Fleming Companies Inc.                           492        10,844
McDermott International Inc./1/                  678        10,828
IDEXX Laboratories Inc./1/                       378        10,765
Sylvan Learning Systems Inc./1/                  390        10,764
Pep Boys-Manny, Moe & Jack Inc.                  562        10,762
American Management Systems
  Inc./1/                                        470        10,754
Hughes Supply Inc.                               256        10,680
Macrovision Corp./1/                             478        10,626
Cognex Corp./1/                                  431        10,624
Banta Corp.                                      282        10,603
NBTY Inc./1/                                     613        10,531
EMCOR Group Inc./1/                              173        10,527
Men's Wearhouse Inc. (The)/1/                    423        10,414
Alexander & Baldwin Inc.                         382        10,379
Wallace Computer Services Inc.                   476        10,353

Schedules of Investments                                                      49
iShares Dow Jones U.S. Total Market Index Fund
April 30, 2002


Security                                      Shares         Value
------------------------------------------------------------------

Amphenol Corp. "A"/1/                            236  $     10,349
EarthLink Inc./1/                              1,421        10,345
Electronics For Imaging Inc./1/                  577        10,334
Horace Mann Educators Corp.                      431        10,322
Provident Financial Group Inc.                   340        10,292
Elantec Semiconductor Inc./1/                    248        10,252
Ascential Software Corp./1/                    2,973        10,227
i2 Technologies Inc./1/                        3,235        10,190
VISX Inc./1/                                     622        10,182
Finisar Corp./1/                               1,586        10,135
Manugistics Group Inc./1/                        641        10,102
Coherent Inc./1/                                 330        10,098
ATMI Inc./1/                                     331        10,095
Charming Shoppes Inc./1/                       1,167        10,083
MPS Group Inc./1/                              1,115        10,035
Briggs & Stratton Corp.                          238        10,032
Kansas City Southern Industries Inc.             624         9,984
FelCor Lodging Trust Inc.                        464         9,976
ADVO Inc./1/                                     230         9,959
CBL & Associates Properties Inc.                 272         9,955
USFreightways Corp.                              297         9,935
NPS Pharmaceuticals Inc./1/                      333         9,927
Waste Connections Inc./1/                        281         9,919
American Italian Pasta Co. "A"/1/                199         9,898
CarrAmerica Realty Corp.                         308         9,893
Tom Brown Inc./1/                                341         9,889
Donnelley (R.H.) Corp./1/                        336         9,885
PacifiCare Health Systems Inc. "A"/1/            326         9,865
Photronics Inc./1/                               298         9,855
Talbots Inc. (The)                               285         9,804
Black Hills Corp.                                281         9,796
Solutia Inc.                                   1,170         9,781
Nationwide Health Properties Inc.                525         9,765
US Oncology Inc./1/                            1,015         9,744
Ariba Inc./1/                                  2,596         9,735
Black Box Corp./1/                               207         9,686
International Speedway Corp. "A"                 225         9,675
Cree Inc./1/                                     818         9,644
CNA Financial Corp./1/                           320         9,619
Interstate Bakeries Corp.                        389         9,608
Timberland Co. "A"/1/                            235         9,588
Kaydon Corp.                                     336         9,573
American Tower Corp./1/                        1,917         9,566
Grey Wolf Inc./1/                              2,101         9,560
Monaco Coach Corp./1/                            332         9,535
Mentor Corp.                                     238         9,532
Beverly Enterprises Inc./1/                    1,108         9,529
Station Casinos Inc./1/                          514         9,509
Health Care REIT Inc.                            337         9,503
Energen Corp.                                    337         9,487
Edwards (J.D.) & Co./1/                          853         9,468
Pacific Sunwear of California Inc./1/            379         9,467
Fuller (H.B.) Co.                                304         9,457
Reliant Resources Inc./1/                        612         9,443
Total System Services Inc.                       424         9,434
MAF Bancorp Inc.                                 254         9,413
Atlantic Coast Airlines Holdings Inc./1/         430         9,395
Aeroflex Inc./1/                                 671         9,381
Kulicke & Soffa Industries Inc./1/               517         9,378
Ralcorp Holdings Inc./1/                         334         9,352
Cirrus Logic Inc./1/                             768         9,331
Modine Manufacturing Co.                         317         9,326
Photon Dynamics Inc./1/                          192         9,300
Western Gas Resources Inc.                       241         9,293
G&K Services Inc. "A"                            225         9,281
Olin Corp.                                       509         9,269
Ferro Corp.                                      326         9,232
Claire's Stores Inc.                             427         9,215
Landstar System Inc./1/                           94         9,203
Ryan's Family Steak Houses Inc./1/               351         9,196
Terex Corp./1/                                   367         9,193
Trimeris Inc./1/                                 191         9,158
CommScope Inc./1/                                576         9,147
Millennium Chemicals Inc.                        670         9,146
Texas Industries Inc.                            235         9,113
LNR Property Corp.                               248         9,077
Werner Enterprises Inc.                          509         9,035
Silicon Storage Technology Inc./1/               909         9,017
Keane Inc./1/                                    576         9,009

50                                    2002 iShares Annual Report to Shareholders
iShares Dow Jones U.S. Total Market Index Fund
April 30, 2002


Security                                      Shares         Value
------------------------------------------------------------------

El Paso Electric Co./1/                          577  $      9,001
Electro Scientific Industries Inc./1/            298         8,958
Kilroy Realty Corp.                              318         8,952
AmerUs Group Co.                                 237         8,930
Aztar Corp./1/                                   382         8,889
Metris Companies Inc.                            679         8,854
Orbotech Ltd./1/                                 341         8,852
Ligand Pharmaceuticals Inc. "B"/1/               566         8,813
Insight Communications Co. Inc./1/               568         8,810
MSC Industrial Direct Co. Inc. "A"/1/            414         8,798
Alaska Air Group Inc./1/                         286         8,760
UCBH Holdings Inc.                               222         8,758
Southern Union Co./1/                            499         8,733
Plantronics Inc./1/                              414         8,719
East West Bancorp Inc.                           243         8,699
Flowers Foods Inc./1/                            333         8,688
Exar Corp./1/                                    435         8,674
CACI International Inc. "A"/1/                   287         8,660
Wolverine World Wide Inc.                        480         8,650
Nordson Corp.                                    278         8,612
Internet Security Systems Inc./1/                439         8,604
Sybron Dental Specialties Inc./1/                436         8,589
Avista Corp.                                     537         8,587
Republic Bancorp Inc.                            579         8,569
Powerwave Technologies Inc./1/                   716         8,549
Veeco Instruments Inc./1/                        288         8,533
Perrigo Co./1/                                   683         8,524
Cabot Oil & Gas Corp. "A"                        339         8,519
Wind River Systems Inc./1/                       782         8,516
Meristar Hospitality Corp.                       485         8,512
Technitrol Inc.                                  335         8,509
RealNetworks Inc./1/                           1,210         8,506
W.P. Stewart & Co. Ltd.                          298         8,469
Selective Insurance Group Inc.                   282         8,460
Documentum Inc./1/                               435         8,448
Net.B@nk Inc./1/                                 525         8,426
PRG-Schultz International Inc./1/                614         8,424
Delta & Pine Land Co.                            430         8,368
Intergraph Corp./1/                              491         8,347
Nextel Partners Inc. "A"/1/                    1,637         8,332
Evergreen Resources Inc./1/                      186         8,323
eFunds Corp./1/                                  523         8,316
Rent-A-Center Inc./1/                            137         8,261
Northwest Natural Gas Co.                        290         8,236
Adelphia Communications Corp. "A"/1/           1,359         8,181
IHOP Corp./1/                                    225         8,179
ValueVision International Inc. "A"/1/            432         8,160
UAL Corp.                                        579         8,158
Oak Technology Inc./1/                           573         8,154
Georgia Gulf Corp.                               368         8,107
Sierra Pacific Resources                       1,134         8,040
Acuity Brands Inc.                               433         8,032
Brandywine Realty Trust                          335         8,003
Hyperion Solutions Corp./1/                      341         7,979
webMethods Inc./1/                               535         7,961
Granite Construction Inc.                        344         7,950
Haemonetics Corp./1/                             238         7,887
Owens & Minor Inc.                               381         7,883
Newport Corp.                                    382         7,835
Spherion Corp./1/                                614         7,810
Hollinger International Inc.                     608         7,770
Vintage Petroleum Inc.                           563         7,769
Tetra Tech Inc./1/                               544         7,757
JDA Software Group Inc./1/                       256         7,741
Reinsurance Group of America Inc.                239         7,720
Texas Regional Bancshares Inc. "A"               154         7,700
Medarex Inc./1/                                  759         7,696
UCAR International Inc./1/                       591         7,683
Ameritrade Holding Corp. "A"/1/                1,430         7,679
Lone Star Technologies Inc./1/                   288         7,675
Tower Automotive Inc./1/                         522         7,658
Duane Reade Inc./1/                              241         7,652
Stillwater Mining Co./1/                         436         7,652
Silicon Laboratories Inc./1/                     258         7,626
UniSource Energy Corp.                           376         7,588
PSS World Medical Inc./1/                        763         7,554
Metro-Goldwyn-Mayer Inc./1/                      467         7,542

Schedules of Investments                                                      51
iShares Dow Jones U.S. Total Market Index Fund
April 30, 2002


Security                                      Shares         Value
------------------------------------------------------------------

FreeMarkets Inc./1/                              424  $      7,530
Loral Space & Communications Ltd./1/           3,822         7,529
Pixar Inc./1/                                    186         7,514
Tesoro Petroleum Corp./1/                        659         7,447
GlobeSpanVirata Inc./1/                        1,250         7,375
IGEN International Inc./1/                       178         7,362
HNC Software Inc./1/                             385         7,361
Superior Energy Services Inc./1/                 658         7,343
Lands' End Inc./1/                               146         7,342
Quanta Services Inc./1/                          438         7,341
Home Properties of NY Inc.                       203         7,312
Provident Bankshares Corp.                       280         7,297
Dycom Industries Inc./1/                         482         7,293
Pre-Paid Legal Services Inc./1/                  248         7,256
Primedia Inc./1/                               2,635         7,246
Avant! Corp./1/                                  435         7,243
Syncor International Corp./1/                    231         7,221
Taro Pharmaceutical Industries Ltd./1/           328         7,198
ONI Systems Inc./1/                            1,374         7,186
NRG Energy Inc./1/                               572         7,161
Vignette Corp./1/                              2,783         7,152
Sycamore Networks Inc./1/                      2,114         7,145
Iomega Corp./1/                                  567         7,144
Zoran Corp./1/                                   197         7,133
Insituform Technologies Inc. "A"/1/              287         7,132
Unifi Inc./1/                                    635         7,118
Colonial Properties Trust                        195         7,094
Manufactured Home Communities Inc.               211         7,094
Sotheby's Holdings Inc. "A"/1/                   479         7,060
Rambus Inc./1/                                 1,053         7,034
Borland Software Corp./1/                        641         6,987
Schulman (A.) Inc.                               344         6,983
AMCORE Financial Inc.                            290         6,960
Yellow Corp./1/                                  258         6,958
Global Industries Ltd./1/                        720         6,941
Legato Systems Inc./1/                         1,004         6,928
Casey's General Store Inc.                       532         6,927
Benchmark Electronics Inc./1/                    227         6,901
Knight Trading Group Inc./1/                   1,230         6,900
Footstar Inc./1/                                 233         6,871
Regeneron Pharmaceuticals Inc./1/                332         6,856
C&D Technologies Inc.                            296         6,808
Silicon Image Inc./1/                            705         6,803
Albany International Corp. "A"                   270         6,799
Helix Technology Corp.                           251         6,792
Cost Plus Inc./1/                                230         6,773
Power Integrations Inc./1/                       320         6,768
FileNET Corp./1/                                 392         6,762
EGL Inc./1/                                      394         6,757
Mercury Computer Systems Inc./1/                 233         6,745
Brooks Automation Inc./1/                        189         6,738
Interactive Data Corp./1/                        386         6,736
Winnebago Industries Inc.                        144         6,725
Micromuse Inc./1/                                823         6,716
Actel Corp./1/                                   276         6,707
IDT Corp. "B"/1/                                 383         6,706
Wausau-Mosinee Paper Corp.                       514         6,687
Capital Automotive REIT                          275         6,655
Mykrolis Corp./1/                                451         6,648
NCO Group Inc./1/                                238         6,626
Quiksilver Inc./1/                               271         6,612
Asyst Technologies Inc./1/                       402         6,593
InterDigital Communications Corp./1/             579         6,572
FuelCell Energy Inc./1/                          380         6,498
Tredegar Corp.                                   283         6,495
Oceaneering International Inc./1/                245         6,493
Kellwood Co.                                     238         6,485
Regal-Beloit Corp.                               248         6,485
Checkpoint Systems Inc./1/                       373         6,434
Power-One Inc./1/                                769         6,429
Bally Total Fitness Holding Corp./1/             293         6,402
Genesco Inc./1/                                  228         6,350
SangStat Medical Corp./1/                        272         6,338
TIBCO Software Inc./1/                           754         6,326
Foundry Networks Inc./1/                       1,111         6,322
Hunt (J.B.) Transport Services Inc./1/           241         6,312
Littelfuse Inc./1/                               234         6,297
Prime Hospitality Corp./1/                       488         6,290

52                                    2002 iShares Annual Report to Shareholders
iShares Dow Jones U.S. Total Market Index Fund
April 30, 2002


Security                                      Shares         Value
------------------------------------------------------------------

Wellman Inc.                                     378  $      6,275
Cable Design Technologies Corp./1/               498         6,260
Bowne & Co. Inc.                                 391         6,217
McDATA Corp. "A"/1/                              915         6,213
DuPont Photomasks Inc./1/                        159         6,198
Advanced Digital Information Corp./1/            687         6,183
Maverick Tube Corp./1/                           340         6,171
Red Hat Inc./1/                                1,342         6,160
Dionex Corp./1/                                  250         6,157
Veritas DGC Inc./1/                              340         6,154
Mills Corp.                                      223         6,137
Echelon Corp./1/                                 388         6,130
United States Cellular Corp./1/                  155         6,123
Informatica Corp./1/                             772         6,122
International Multifoods Corp./1/                228         6,122
Sterling Bancshares Inc.                         447         6,115
CV Therapeutics Inc./1/                          211         6,106
Stewart Enterprises Inc. "A"/1/                1,013         6,088
Newpark Resources Inc./1/                        726         6,077
ShopKo Stores Inc./1/                            291         6,062
Glenborough Realty Trust Inc.                    270         6,061
OfficeMax Inc./1/                                965         6,060
Riverstone Networks Inc./1/                    1,286         6,044
Presidential Life Corp.                          241         6,001
Arris Group Inc./1/                              690         5,989
ADTRAN Inc./1/                                   240         5,966
Sonus Networks Inc./1/                         2,168         5,962
Ionics Inc./1/                                   198         5,940
PolyMedica Corp./1/                              152         5,922
Arkansas Best Corp./1/                           245         5,917
Sinclair Broadcast Group Inc. "A"/1/             443         5,914
Incyte Genomics Inc./1/                          720         5,911
Alpha Industries Inc./1/                         482         5,904
Koger Equity Inc.                                322         5,899
Viasys Healthcare Inc./1/                        291         5,872
Hain Celestial Group Inc./1/                     320         5,866
Actuant Corp. "A"/1/                             133         5,839
Park Electrochemical Corp.                       193         5,838
Kopin Corp./1/                                   732         5,812
Alpharma Inc. "A"                                339         5,797
Albany Molecular Research Inc./1/                239         5,796
DSP Group Inc./1/                                272         5,772
Papa John's International Inc./1/                185         5,754
Myriad Genetics Inc./1/                          239         5,679
CTS Corp.                                        331         5,677
MICROS Systems Inc./1/                           201         5,628
Esterline Technologies Corp./1/                  242         5,626
Oakley Inc./1/                                   282         5,617
Carpenter Technology Corp.                       211         5,591
Overseas Shipholding Group Inc.                  244         5,573
Harbor Florida Bancshares Inc.                   274         5,570
InFocus Corp./1/                                 430         5,564
Dendrite International Inc./1/                   419         5,552
Silicon Graphics Inc./1/                       1,982         5,550
Tekelec/1/                                       524         5,544
Stewart & Stevenson Services Inc.                293         5,535
Fossil Inc./1/                                   199         5,522
Cell Genesys Inc./1/                             387         5,499
CNET Networks Inc./1/                          1,331         5,457
Lone Star Steakhouse & Saloon Inc.               278         5,421
Pioneer-Standard Electronics Inc.                369         5,395
Systems & Computer Technology Corp./1/           345         5,365
Cohu Inc.                                        191         5,350
Harmonic Inc./1/                                 661         5,321
MacDermid Inc.                                   241         5,302
PRI Automation Inc./1/                           284         5,280
S1 Corp./1/                                      587         5,265
Anchor BanCorp Wisconsin Inc.                    238         5,236
FirstFed Financial Corp./1/                      183         5,234
Elcor Corp.                                      193         5,207
Core Laboratories NV/1/                          346         5,190
Immunomedics Inc./1/                             393         5,172
Sunrise Assisted Living Inc./1/                  191         5,159
ESS Technology Inc./1/                           323         5,158
Children's Place Retail Stores Inc.
  (The)/1/                                       148         5,124
Noven Pharmaceuticals Inc./1/                    254         5,103
Verity Inc./1/                                   380         5,069
Dime Community Bancshares                        218         5,059

Schedules of Investments                                                      53
iShares Dow Jones U.S. Total Market Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

Milacron Inc.                                    381    $    5,048
Great Atlantic & Pacific Tea Co./1/              197         5,047
Russell Corp.                                    272         5,029
IDT Corp./1/                                     250         5,000
WorldCom Inc.- MCI Group                       1,332         4,996
Pacific Northwest Bancorp                        178         4,995
First Sentinel Bancorp Inc.                      339         4,987
Fremont General Corp.                            712         4,977
Quest Software Inc./1/                           379         4,927
Interwoven Inc./1/                             1,167         4,925
Atwood Oceanics Inc./1/                          107         4,917
TeleTech Holdings Inc./1/                        401         4,912
E.piphany Inc./1/                                813         4,894
Trimble Navigation Ltd./1/                       295         4,894
PFF Bancorp Inc.                                 149         4,887
Transaction Systems Architects Inc.
  "A"/1/                                         421         4,884
WD-40 Co.                                        178         4,867
Western Wireless Corp. "A"/1/                    764         4,844
Input/Output Inc./1/                             535         4,842
Priceline.com Inc./1/                            959         4,842
Read-Rite Corp./1/                             1,352         4,800
Tularik Inc./1/                                  417         4,796
Datascope Corp.                                  152         4,780
Aspen Technology Inc./1/                         352         4,770
Cato Corp. "A"                                   186         4,762
Parker Drilling Co./1/                         1,102         4,717
Ticketmaster "B"/1/                              200         4,706
Nautica Enterprises Inc./1/                      322         4,634
Biosite Inc./1/                                  148         4,625
Guitar Center Inc./1/                            233         4,599
Sapient Corp./1/                                 941         4,592
PAREXEL International Corp./1/                   294         4,578
Enzo Biochem Inc./1/                             252         4,561
Inhale Therapeutic Systems Inc./1/               576         4,550
Gene Logic Inc./1/                               292         4,535
Inter-Tel Inc.                                   221         4,533
RFS Hotel Investors Inc.                         297         4,508
Airtran Holdings Inc./1/                         804         4,494
Concurrent Computer Corp./1/                     655         4,487
Kaman Corp. "A"                                  250         4,487
Centillium Communications Inc./1/                385         4,474
PanAmSat Corp./1/                                190         4,463
Agile Software Corp./1/                          486         4,452
Triarc Companies Inc./1/                         159         4,452
Impath Inc./1/                                   188         4,450
JDN Realty Corp.                                 349         4,422
Roadway Corp.                                    144         4,392
SonicWALL Inc./1/                                587         4,356
Stride Rite Corp.                                495         4,356
Dress Barn Inc./1/                               144         4,320
BE Aerospace Inc./1/                             332         4,316
ArthroCare Corp./1/                              269         4,309
Interface Inc. "A"                               535         4,307
Hutchinson Technology Inc./1/                    238         4,263
Offshore Logistics Inc./1/                       211         4,262
Integrated Silicon Solution Inc./1/              317         4,248
Phillips-Van Heusen Corp.                        274         4,176
UnitedGlobalCom Inc. "A"/1/                      767         4,142
ProBusiness Services Inc./1/                     211         4,140
Young Broadcasting Inc. "A"/1/                   183         4,134
Roxio Inc./1/                                    194         4,122
CMGI Inc./1/                                   3,219         4,120
Cubist Pharmaceuticals Inc./1/                   293         4,096
Touch America Holdings Inc./1/                 1,207         4,092
Fleetwood Enterprises Inc.                       383         4,087
Champion Enterprises Inc./1/                     490         4,067
AirGate PCS Inc./1/                              284         4,061
U.S. Airways Group Inc./1/                       781         4,061
MedQuist Inc./1/                                 140         4,043
Cell Therapeutics Inc./1/                        322         3,999
Steelcase Inc.                                   238         3,975
Chesapeake Corp.                                 144         3,953
General Cable Corp.                              343         3,938
SWS Group Inc.                                   195         3,920
Imagistics International Inc./1/                 225         3,915
Bay View Capital Corp./1/                        559         3,913
WMS Industries Inc./1/                           241         3,883
Hearst-Argyle Television Inc./1/                 143         3,872
Jakks Pacific Inc./1/                            198         3,815
Caraustar Industries Inc.                        336         3,797
Redback Networks Inc./1/                       1,678         3,792

54                                    2002 iShares Annual Report to Shareholders
iShares Dow Jones U.S. Total Market Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

Actuate Corp./1/                                 669    $    3,780
C-COR.net Corp./1/                               345         3,774
REMEC Inc./1/                                    470         3,760
CIBER Inc./1/                                    534         3,738
CuraGen Corp./1/                                 430         3,711
RSA Security Inc./1/                             606         3,697
Curtiss-Wright Corp.                              49         3,690
Robert Mondavi Corp. (The) "A"/1/                 94         3,687
Alexion Pharmaceuticals Inc./1/                  198         3,659
NUI Corp.                                        136         3,645
Methode Electronics Inc. "A"                     317         3,636
Trico Marine Services Inc./1/                    444         3,632
Liberate Technologies/1/                         710         3,614
DMC Stratex Networks Inc./1/                     860         3,612
Chemed Corp.                                      94         3,610
IDX Systems Corp./1/                             209         3,609
Inktomi Corp./1/                               1,523         3,533
Learning Tree International Inc./1/              146         3,533
Stein Mart Inc./1/                               295         3,481
Ryerson Tull Inc.                                294         3,455
GBC Bancorp                                      107         3,445
Corvis Corp./1/                                2,870         3,444
ANADIGICS Inc./1/                                338         3,427
Equity Inns Inc.                                 426         3,425
Commerce One Inc./1/                           3,078         3,417
Alliance Semiconductor Corp./1/                  320         3,411
Artesyn Technologies Inc./1/                     437         3,395
Molecular Devices Corp./1/                       190         3,392
U.S. Industries Inc./1/                          929         3,344
MatrixOne Inc./1/                                479         3,305
Safeguard Scientifics Inc./1/                  1,255         3,288
Ocwen Financial Corp./1/                         438         3,285
Ultratech Stepper Inc./1/                        191         3,260
Vicor Corp./1/                                   235         3,257
Trenwick Group Ltd.                              383         3,252
InfoSpace Inc./1/                              2,776         3,248
Anaren Microwave Inc./1/                         257         3,246
Navigant Consulting Co./1/                       499         3,234
Electroglas Inc./1/                              191         3,211
Casella Waste Systems Inc. "A"/1/                259         3,199
SERENA Software Inc./1/                          231         3,176
Forrester Research Inc./1/                       173         3,157
Three-Five Systems Inc./1/                       225         3,150
Theragenics Corp./1/                             350         3,143
Computer Network Technology Corp./1/             329         3,139
Aspect Communications Corp./1/                   655         3,137
USG Corp./1/                                     445         3,137
OceanFirst Financial Corp.                        97         3,092
DiamondCluster International
  Inc. "A"/1/                                    245         3,087
AAR Corp.                                        238         3,032
Bio-Technology General Corp./1/                  614         3,008
Maxygen Inc./1/                                  325         2,996
Triton PCS Holdings Inc. "A"/1/                  369         2,970
Tollgrade Communications Inc./1/                 145         2,916
Emisphere Technologies Inc./1/                   190         2,911
XOMA Ltd./1/                                     777         2,898
Trans World Entertainment Corp./1/               352         2,851
FSI International Inc./1/                        238         2,839
Wabash National Corp.                            289         2,829
Leap Wireless International Inc./1/              381         2,827
DDi Corp./1/                                     469         2,823
BSB Bancorp Inc.                                  94         2,813
Answerthink Inc./1/                              435         2,806
M-Systems Flash Disk Pioneers Ltd./1/            320         2,781
MRO Software Inc./1/                             191         2,762
Pharmacopeia Inc./1/                             236         2,738
Covansys Corp./1/                                342         2,736
Kenneth Cole Productions "A"/1/                  101         2,727
MasTec Inc./1/                                   350         2,723
Transmeta Corp./1/                             1,145         2,702
Cyberonics Inc./1/                               199         2,696
AXT Inc./1/                                      232         2,691
Nabi Biopharmaceuticals/1/                       428         2,688
Astec Industries Inc./1/                         144         2,686
Stamps.com Inc./1/                               584         2,657
Presstek Inc./1/                                 353         2,648
Pinnacle Entertainment Inc./1/                   238         2,642
Sirius Satellite Radio Inc./1/                   587         2,636
Cleveland-Cliffs Inc.                             97         2,619

Schedules of Investments                                                      55
iShares Dow Jones U.S. Total Market Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

RadiSys Corp./1/                                 178  $      2,611
Zygo Corp./1/                                    152         2,601
Netegrity Inc./1/                                335         2,563
Keynote Systems Inc./1/                          280         2,556
Viewpoint Corp./1/                               422         2,532
Atlas Air Worldwide Holdings Inc./1/             203         2,531
United Therapeutics Inc./1/                      210         2,518
EMCORE Corp./1/                                  284         2,513
RTI International Metals Inc./1/                 191         2,512
Caliper Technologies Corp./1/                    238         2,506
F5 Networks Inc./1/                              191         2,487
BroadVision Inc./1/                            2,414         2,462
Allegiance Telecom Inc./1/                     1,208         2,452
Kadant Inc./1/                                   154         2,449
Meridian Resource Corp. (The)/1/                 541         2,424
Vitria Technology Inc./1/                      1,052         2,367
Packeteer Inc./1/                                333         2,331
Akamai Technologies Inc./1/                    1,017         2,329
Capstone Turbine Corp./1/                        759         2,315
Lexicon Genetics Inc./1/                         285         2,280
Entrust Inc./1/                                  544         2,279
Praecis Pharmaceuticals Inc./1/                  622         2,227
Enterasys Networks Inc./1/                     1,976         2,174
Avid Technology Inc./1/                          211         2,171
Vans Inc./1/                                     178         2,168
Wild Oats Markets Inc./1/                        196         2,152
Guilford Pharmaceuticals Inc./1/                 277         2,133
Zomax Inc./1/                                    369         2,122
Stratos Lightwave Inc./1/                        758         2,092
Time Warner Telecom Inc. "A"/1/                  542         2,043
Kos Pharmaceuticals Inc./1/                       77         2,002
Handspring Inc./1/                               761         1,979
Geron Corp./1/                                   248         1,964
Oplink Communications Inc./1/                  1,528         1,956
Pope & Talbot Inc.                               136         1,945
Seitel Inc./1/                                   238         1,916
StorageNetworks Inc./1/                          641         1,865
Symmetricom Inc./1/                              290         1,856
MRV Communications Inc./1/                       903         1,842
Portal Software Inc./1/                        1,240         1,835
PLX Technology Inc./1/                           246         1,830
EntreMed Inc./1/                                 232         1,810
SuperGen Inc./1/                                 332         1,803
SONICblue Inc./1/                                914         1,782
Avanex Corp./1/                                  562         1,770
Multex.com Inc./1/                               389         1,727
New Focus Inc./1/                                582         1,717
Terayon Communication Systems Inc./1/            709         1,702
MetaSolv Inc./1/                                 287         1,693
TranSwitch Corp./1/                              995         1,662
Siliconix Inc./1/                                 52         1,647
SpeechWorks International Inc./1/                334         1,637
WatchGuard Technologies Inc./1/                  248         1,595
Plug Power Inc./1/                               152         1,590
Allen Telecom Inc./1/                            238         1,568
McDATA Corp. "B"/1/                              223         1,550
CYTOGEN Corp./1/                                 919         1,544
Nuance Communications Inc./1/                    271         1,518
InterVoice-Brite Inc./1/                         342         1,505
American Superconductor Corp./1/                 194         1,498
Kana Software Inc./1/                            141         1,451
Audiovox Corp. "A"/1/                            191         1,427
Cygnus Inc./1/                                   299         1,408
SBA Communications Corp./1/                      472         1,364
Digital River Inc./1/                            273         1,349
Advanced Tissue Sciences Inc./1/                 489         1,345
Aether Systems Inc./1/                           392         1,305
SeeBeyond Technology Corp./1/                    379         1,304
OpenTV Corp./1/                                  307         1,302
Netro Corp./1/                                   464         1,295
AudioCodes Ltd./1/                               378         1,263
Visible Genetics Inc./1/                         187         1,240
Cell Pathways Inc./1/                            353         1,214
PC-Tel Inc./1/                                   146         1,197
Ditech Communications Corp./1/                   378         1,153
Pharmacyclics Inc./1/                            185         1,138
Genome Therapeutics Corp./1/                     289         1,133
NMS Communications Corp./1/                      341         1,129
Stellent Inc./1/                                 211         1,112
hi/fn Inc./1/                                     94           996

56                                    2002 iShares Annual Report to Shareholders
iShares Dow Jones U.S. Total Market Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

Novoste Corp./1/                                 152  $        942
Valence Technology Inc./1/                       390           901
Wireless Facilities Inc./1/                      181           818
Pegasus Communications Corp./1/                  391           809
Medallion Financial Corp.                        136           699
Internap Network Services Corp./1/             1,141           662
ViroPharma Inc./1/                               187           655
SpectraSite Holdings Inc./1/                   1,579           632
MicroStrategy Inc./1/                            365           631
Universal Access Global Holdings Inc./1/         566           487
TOTAL COMMON STOCKS
  (COST: $136,388,091)                                 121,017,000

SHORT TERM INSTRUMENTS - 2.07%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     1,812,404  $  1,812,404
Dreyfus Money Market Fund                    166,445       166,445
Goldman Sachs Financial Square Prime
  Obligation Fund                            114,187       114,187
Providian Temp Cash Money Market Fund        420,493       420,493
TOTAL SHORT TERM INSTRUMENTS
  (COST: $2,513,529)                                     2,513,529

TOTAL INVESTMENTS IN SECURITIES - 101.97%
  (COST $138,901,620)                                  123,530,529
OTHER ASSETS, LESS LIABILITIES - (1.97%)                (2,390,606)
                                                      ------------
NET ASSETS - 100.00%                                  $121,139,923
                                                      ============

/1/ Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      57

Schedule of Investments

iShares Dow Jones U.S. Basic Materials Sector Index Fund
April 30, 2002


Security                                      Shares        Value
-----------------------------------------------------------------

COMMON STOCKS - 99.90%
Du Pont (E.I.) de Nemours & Co.              215,558  $ 9,592,331
Alcoa Inc.                                   178,567    6,076,635
Dow Chemical Co. (The)                       188,799    6,003,808
International Paper Co.                      101,217    4,193,420
Weyerhaeuser Co.                              45,113    2,689,186
Newmont Mining Corp.                          85,834    2,447,127
Air Products & Chemicals Inc.                 48,158    2,313,992
Praxair Inc.                                  33,764    1,927,924
PPG Industries Inc.                           35,375    1,850,466
Georgia-Pacific Corp.                         48,313    1,400,111
Rohm & Haas Co. "A"                           35,521    1,318,184
Avery Dennison Corp.                          20,491    1,312,449
MeadWestvaco Corp.                            41,376    1,214,799
Ecolab Inc.                                   23,068    1,012,916
Nucor Corp.                                   16,312      953,436
Engelhard Corp.                               27,507      836,763
Eastman Chemical Co.                          16,180      713,538
Sigma-Aldrich Corp.                           14,344      679,619
Phelps Dodge Corp.                            16,556      592,705
Bowater Inc.                                  11,578      552,039
International Flavors & Fragrances Inc.       17,049      548,978
Ashland Inc.                                  13,348      544,999
Valspar Corp. (The)                            9,475      436,324
Boise Cascade Corp.                           12,203      413,316
Cabot Corp.                                   13,179      392,734
OM Group Inc.                                  5,813      388,018
Lubrizol Corp.                                10,759      370,970
Lyondell Chemical Co.                         24,723      365,406
RPM Inc.                                      21,447      363,527
United States Steel Corp.                     18,681      337,005
Rayonier Inc.                                  5,697      334,243
Freeport-McMoRan Copper & Gold Inc./1/        18,606      330,443
Crompton Corp.                                23,691      285,477
Cytec Industries Inc./1/                       8,353      275,565
IMC Global Inc.                               21,800      274,680
AK Steel Holding Corp.                        21,485      263,406
Louisiana-Pacific Corp.                       21,897      256,195
Hercules Inc./1/                              20,489      249,966
Cabot Microelectronics Corp./1/                5,081      248,461
Meridian Gold Inc./1/                         15,957      242,866
Allegheny Technologies Inc.                   14,066      237,434
Worthington Industries Inc.                   14,566      215,577
Cambrex Corp.                                  5,087      209,025
Great Lakes Chemical Corp.                     8,060      207,464
Potlatch Corp.                                 5,941      205,083
Fuller (H.B.) Co.                              5,928      184,420
Millennium Chemicals Inc.                     13,336      182,036
Solutia Inc.                                  21,732      181,680
Ferro Corp.                                    5,979      169,325
Olin Corp.                                     9,213      167,769
Georgia Gulf Corp.                             6,666      146,852
Stillwater Mining Co./1/                       8,099      142,137
Wausau-Mosinee Paper Corp.                    10,109      131,518
Schulman (A.) Inc.                             6,134      124,520
Tredegar Corp.                                 5,000      114,750
Carpenter Technology Corp.                     4,189      111,008
Wellman Inc.                                   6,676      110,822
MacDermid Inc.                                 5,031      110,682
WD-40 Co.                                      3,317       90,687
Caraustar Industries Inc.                      5,862       66,241
Ryerson Tull Inc.                              5,210       61,217
Cleveland-Cliffs Inc.                          2,133       57,591
RTI International Metals Inc./1/               4,113       54,086
Pope & Talbot Inc.                             3,058       43,729
TOTAL COMMON STOCKS
  (Cost: $59,156,361)                                  57,929,680

SHORT TERM INSTRUMENTS - 2.86%
Barclays Global Investors Funds
  Institutional Money Market
  Fund, Institutional Shares               1,197,164    1,197,164
Dreyfus Money Market Fund                    110,313      110,313
Goldman Sachs Financial Square Prime
  Obligation Fund                             75,679       75,679
Providian Temp Cash Money Market Fund        278,685      278,685
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $1,661,841)                                    1,661,841

TOTAL INVESTMENTS IN SECURITIES - 102.76%
  (Cost $60,818,202)                                   59,591,521
Other Assets, Less Liabilities - (2.76%)               (1,602,774)
                                                      -----------
NET ASSETS - 100.00%                                  $57,988,747
                                                      ===========

/1/  Non-income earning securities.

See notes to financial statements.

58                                    2002 iShares Annual Report to Shareholders

Schedule of Investments

iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund
April 30, 2002


Security                                      Shares         Value
------------------------------------------------------------------

COMMON STOCKS - 100.01%
Wal-Mart Stores Inc.                         227,950  $ 12,733,287
Home Depot Inc.                              191,817     8,894,554
AOL Time Warner Inc./1/                      351,971     6,694,488
Viacom Inc. "B"/1/                           127,245     5,993,240
Walt Disney Co. (The)                        168,558     3,907,174
Target Corp.                                  74,061     3,232,763
Walgreen Co.                                  83,905     3,169,092
McDonald's Corp.                             106,891     3,035,704
Cardinal Health Inc.                          37,281     2,581,709
Lowe's Companies Inc.                         58,013     2,453,370
General Motors Corp. "A"                      36,810     2,361,361
Ford Motor Company                           143,867     2,301,872
Clear Channel Communications Inc./1/          45,037     2,114,487
Liberty Media Corp. "A"/1/                   195,809     2,095,156
Comcast Corp. "A"/1/                          75,022     2,006,838
Gannett Co. Inc.                              21,813     1,598,893
Kohls Corp./1/                                20,834     1,535,466
Costco Wholesale Corp./1/                     37,048     1,489,330
Sears, Roebuck and Co.                        26,609     1,403,625
Omnicom Group Inc.                            15,287     1,333,638
Harley-Davidson Inc.                          25,051     1,327,452
Southwest Airlines Co.                        62,989     1,147,030
CVS Corp.                                     32,274     1,080,534
Best Buy Co. Inc./1/                          14,203     1,055,993
McGraw-Hill Companies Inc. (The)              16,087     1,029,407
TJX Companies Inc.                            22,573       983,731
Carnival Corp. "A"                            29,456       981,179
Interpublic Group of Companies Inc.           30,956       955,921
McKesson Corp.                                22,260       899,081
Bed Bath & Beyond Inc./1/                     23,861       886,913
May Department Stores Co. (The)               24,255       841,163
General Motors Corp. "H"/1/                   53,263       797,880
Tribune Co.                                   17,957       793,161
Eastman Kodak Co.                             23,907       770,044
Marriott International Inc. "A"               17,514       769,565
Staples Inc./1/                               38,057       759,998
TRICON Global Restaurants Inc./1/             12,046       759,621
Nike Inc. "B"                                 14,103       752,113
Gap Inc. (The)                                51,994       733,635
Mattel Inc.                                   35,282       728,220
Delphi Automotive Systems Corp.               46,302       719,996
Starbucks Corp./1/                            31,287       713,969
Limited Inc. (The)                            35,966       689,109
AutoZone Inc./1/                               8,919       677,844
Electronic Arts Inc./1/                       11,328       668,918
AmerisourceBergen Corp.                        8,551       662,703
Federated Department Stores Inc./1/           15,903       631,826
Johnson Controls Inc.                          7,222       622,897
Starwood Hotels & Resorts Worldwide Inc.      16,419       620,638
Cox Communications Inc. "A"/1/                15,979       533,539
Hilton Hotels Corp.                           30,535       499,553
Genuine Parts Co.                             14,330       494,528
Office Depot Inc./1/                          25,409       486,328
New York Times Co. "A"                        10,354       482,082
TRW Inc.                                       8,641       475,514
Tiffany & Co.                                 11,955       475,211
Penney (J.C.) Co. Inc. (The)                  21,605       469,693
International Game Technology/1/               7,424       467,341
Knight Ridder Inc.                             6,956       466,052
Univision Communications Inc./1/              11,641       465,174
EchoStar Communications Corp. "A"/1/          17,030       463,216
Family Dollar Stores Inc.                     13,317       460,768
RadioShack Corp.                              14,750       460,200
Harrah's Entertainment Inc./1/                 9,209       452,714
USA Networks Inc./1/                          14,863       444,552
Leggett & Platt Inc.                          16,216       426,481
Fox Entertainment Group Inc. "A"/1/           17,669       416,988
Whirlpool Corp.                                5,505       412,600
Caremark Rx Inc./1/                           18,644       400,846
Scripps (E.W.) Co.                             4,941       393,748
Darden Restaurants Inc.                        9,591       382,681
Dollar Tree Stores Inc./1/                     9,222       351,727
AutoNation Inc./1/                            21,840       349,440
Circuit City Stores Inc. - Circuit
  City Group                                  16,172       348,668
Dollar General Corp.                          21,840       343,980
Amazon.com Inc./1/                            20,489       341,961
Jones Apparel Group Inc./1/                    8,332       324,531
VF Corp.                                       7,376       322,848

Schedules of Investments                                                      59
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund
April 30, 2002


Security                                      Shares         Value
------------------------------------------------------------------

Goodyear Tire & Rubber Co. (The)              13,534  $    301,131
Centex Corp.                                   5,024       282,851
Toys R Us Inc./1/                             16,322       281,881
Delta Air Lines Inc.                          10,118       280,370
Brinker International Inc./1/                  8,047       277,139
Wendy's International Inc.                     7,386       276,236
D.R. Horton Inc.                              10,622       274,048
Lear Corp./1/                                  5,312       273,090
Mohawk Industries Inc./1/                      4,240       272,759
AMR Corp./1/                                  12,631       271,188
Maytag Corp.                                   5,862       270,531
Liz Claiborne Inc.                             8,613       269,501
BJ's Wholesale Club Inc./1/                    6,021       268,717
Ross Stores Inc.                               6,588       267,539
Park Place Entertainment Corp./1/             21,581       265,446
Lennar Corp.                                   4,511       250,541
Dana Corp.                                    12,281       248,813
CDW Computer Centers Inc./1/                   4,458       244,298
Abercrombie & Fitch Co. "A"/1/                 8,097       242,910
Westwood One Inc./1/                           6,447       232,092
Fastenal Co.                                   2,731       228,421
MGM Mirage/1/                                  5,549       222,792
Williams-Sonoma Inc./1/                        3,809       219,436
Michaels Stores Inc./1/                        5,363       216,933
Hasbro Inc.                                   13,499       215,714
Pulte Homes Inc.                               4,000       212,800
NVR Inc./1/                                      560       207,060
Brunswick Corp.                                7,251       204,406
Lamar Advertising Co./1/                       4,744       203,660
Coach Inc./1/                                  3,622       202,832
Outback Steakhouse Inc./1/                     5,691       199,583
Charter Communications Inc./1/                24,266       198,739
Gentex Corp./1/                                6,210       196,609
Nordstrom Inc.                                 8,332       195,469
Royal Caribbean Cruises Ltd.                   8,003       188,791
Washington Post Company (The) "B"                290       183,222
Pier 1 Imports Inc.                            7,629       182,715
Foot Locker Inc./1/                           11,530       181,597
Mandalay Resort Group/1/                       4,891       175,391
ArvinMeritor Inc.                              5,494       174,160
Belo Corp.                                     7,434       173,658
Saks Inc./1/                                  11,647       173,191
Furniture Brands International Inc./1/         4,186       170,914
Visteon Corp.                                 10,871       167,848
Valassis Communications Inc./1/                4,466       166,984
KB HOME                                        3,332       166,100
Dow Jones & Co. Inc.                           3,005       163,382
Cablevision Systems Corp./1/                   6,774       159,189
Gemstar-TV Guide International Inc./1/        17,758       159,112
Harman International Industries Inc.           2,677       158,077
Readers Digest Association Inc. (The)
  "A"                                          6,634       157,889
Borders Group Inc./1/                          6,720       156,643
Herman Miller Inc.                             6,211       151,735
Cooper Tire & Rubber Co.                       5,927       146,990
Hispanic Broadcasting Corp./1/                 5,459       146,410
Big Lots Inc.                                  9,451       146,112
Cheesecake Factory (The)/1/                    3,494       145,455
Polaris Industries Inc.                        1,922       144,727
GTECH Holdings Corp./1/                        2,399       143,724
Pennzoil-Quaker State Co.                      6,576       142,107
Dillards Inc. "A"                              5,785       141,675
Clayton Homes Inc.                             8,239       140,887
Activision Inc./1/                             4,464       140,527
CBRL Group Inc.                                4,602       139,671
Six Flags Inc./1/                              7,531       137,817
BorgWarner Inc.                                2,204       137,706
Entercom Communications Corp./1/               2,634       137,626
Barnes & Noble Inc./1/                         4,546       137,380
HON Industries Inc.                            4,564       136,555
Rite Aid Corp./1/                             42,629       135,134
Ruby Tuesday Inc.                              5,357       134,568
O'Reilly Automotive Inc./1/                    4,084       132,281
Cablevision Systems Corporation-Rainbow
  Media Group/1/                               5,930       131,053
Scholastic Corp./1/                            2,534       128,550
Continental Airlines Inc. "B"/1/               4,852       126,152
Ethan Allen Interiors Inc.                     3,060       126,103
Toll Brothers Inc./1/                          4,214       125,367
Direct Focus Inc./1/                           2,774       123,998
Reebok International Ltd./1/                   4,465       123,457

60                                    2002 iShares Annual Report to Shareholders
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund
April 30, 2002


Security                                      Shares         Value
------------------------------------------------------------------

PETsMART Inc./1/                               8,145  $    122,338
Ryland Group Inc.                              1,070       117,700
Linens 'N Things Inc./1/                       3,383       117,390
Extended Stay America Inc./1/                  6,964       116,299
Media General Inc. "A"                         1,687       115,762
Zale Corp./1/                                  2,909       115,545
Callaway Golf Co.                              6,490       114,224
Chico's FAS Inc./1/                            3,137       113,183
99 Cents Only Stores/1/                        3,635       112,976
Applebee's International Inc.                  2,865       111,850
M.D.C. Holdings Inc.                           2,213       111,757
Tommy Hilfiger Corp./1/                        7,012       109,598
Lee Enterprises Inc.                           2,774       108,880
Wiley (John) & Sons Inc. "A"                   4,089       108,767
CEC Entertainment Inc./1/                      2,345       108,339
Payless ShoeSource Inc./1/                     1,838       107,597
THQ Inc./1/                                    3,044       106,723
Meredith Corp.                                 2,489       106,579
AnnTaylor Stores Corp./1/                      2,398       104,241
Jack in the Box Inc./1/                        3,238       103,389
American Eagle Outfitters Inc./1/              4,036       102,635
Harte-Hanks Inc.                               3,105        99,733
Cox Radio Inc. "A"/1/                          3,387        97,004
Sonic Corp./1/                                 3,302        96,782
SkyWest Inc.                                   4,142        95,059
Longs Drug Stores Corp.                        3,101        93,774
Insight Enterprises Inc./1/                    3,421        89,288
Emmis Communications Corp./1/                  3,050        88,663
Bob Evans Farms Inc.                           2,910        88,464
Northwest Airlines Corp. "A"/1/                4,784        88,217
American Greetings Corp. "A"                   4,855        86,176
Superior Industries International Inc.         1,644        84,781
DoubleClick Inc./1/                           10,449        81,084
Priority Healthcare Corp. "B"/1/               2,724        81,012
Pep Boys-Manny, Moe & Jack Inc.                4,040        77,366
Charming Shoppes Inc./1/                       8,853        76,490
Men's Wearhouse Inc. (The)/1/                  3,100        76,322
ADVO Inc./1/                                   1,692        73,264
Claire's Stores Inc.                           3,384        73,027
Timberland Co. "A"/1/                          1,781        72,665
Atlantic Coast Airlines Holdings Inc./1/       3,278        71,624
Aztar Corp./1/                                 3,063        71,276
Donnelley (R.H.) Corp./1/                      2,410        70,902
International Speedway Corp. "A"               1,640        70,520
Pacific Sunwear of California Inc./1/          2,722        67,996
Modine Manufacturing Co.                       2,305        67,813
Alaska Air Group Inc./1/                       2,209        67,662
Station Casinos Inc./1/                        3,633        67,211
Talbots Inc. (The)                             1,942        66,805
Ryan's Family Steak Houses Inc./1/             2,540        66,548
Insight Communications Co. Inc./1/             4,180        64,832
UAL Corp.                                      4,559        64,236
IHOP Corp./1/                                  1,727        62,776
Wolverine World Wide Inc.                      3,476        62,638
Duane Reade Inc./1/                            1,922        61,023
Pixar Inc./1/                                  1,459        58,944
ValueVision International Inc. "A"/1/          3,106        58,672
Metro-Goldwyn-Mayer Inc./1/                    3,569        57,639
Tower Automotive Inc./1/                       3,803        55,790
Primedia Inc./1/                              20,108        55,297
Hollinger International Inc.                   4,293        54,865
Cost Plus Inc./1/                              1,787        52,627
Bally Total Fitness Holding Corp./1/           2,400        52,440
Lands' End Inc./1/                             1,035        52,050
Kellwood Co.                                   1,883        51,312
Genesco Inc./1/                                1,832        51,021
Unifi Inc./1/                                  4,508        50,535
ShopKo Stores Inc./1/                          2,396        49,909
Footstar Inc./1/                               1,647        48,570
Winnebago Industries Inc.                      1,038        48,475
Interactive Data Corp./1/                      2,773        48,389
OfficeMax Inc./1/                              7,331        46,039
Quiksilver Inc./1/                             1,884        45,970
Prime Hospitality Corp./1/                     3,521        45,386
Oakley Inc./1/                                 2,210        44,023
Children's Place Retail Stores
  Inc. (The)/1/                                1,224        42,375
Papa John's International Inc./1/              1,358        42,234
Sinclair Broadcast Group Inc. "A"/1/           3,144        41,972
Fossil Inc./1/                                 1,405        38,989
Dress Barn Inc./1/                             1,218        36,540
Guitar Center Inc./1/                          1,835        36,223

Schedules of Investments                                                      61
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund
April 30, 2002


Security                                      Shares         Value
------------------------------------------------------------------

Nautica Enterprises Inc./1/                    2,489  $     35,817
Russell Corp.                                  1,883        34,817
Lone Star Steakhouse & Saloon Inc.             1,751        34,145
Hearst-Argyle Television Inc./1/               1,235        33,444
UnitedGlobalCom Inc. "A"/1/                    6,108        32,983
Young Broadcasting Inc. "A"/1/                 1,454        32,846
Airtran Holdings Inc./1/                       5,728        32,020
WMS Industries Inc./1/                         1,972        31,769
Cato Corp. "A"                                 1,236        31,642
Champion Enterprises Inc./1/                   3,803        31,565
Fleetwood Enterprises Inc.                     2,912        31,071
Stride Rite Corp.                              3,478        30,606
Interface Inc. "A"                             3,668        29,527
U.S. Airways Group Inc./1/                     5,634        29,297
Steelcase Inc.                                 1,742        29,091
Jakks Pacific Inc./1/                          1,505        29,001
Phillips-Van Heusen Corp.                      1,878        28,621
Stein Mart Inc./1/                             2,159        25,476
Sirius Satellite Radio Inc./1/                 4,652        20,887
Trans World Entertainment Corp./1/             2,445        19,805
Avid Technology Inc./1/                        1,922        19,777
Kenneth Cole Productions "A"/1/                  708        19,116
Pinnacle Entertainment Inc./1/                 1,696        18,826
Vans Inc./1/                                   1,499        18,258
SONICblue Inc./1/                              6,529        12,732
Pegasus Communications Corp./1/                2,776         5,746
TOTAL COMMON STOCKS
  (Cost: $131,391,362)                                 129,371,693
SHORT TERM INSTRUMENTS - 3.49%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     3,250,243     3,250,243
Dreyfus Money Market Fund                    299,827       299,827
Goldman Sachs Financial Square Prime
  Obligation Fund                            205,690       205,690
Providian Temp Cash Money Market Fund        757,457       757,457
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $4,513,217)                                     4,513,217

TOTAL INVESTMENTS IN SECURITIES - 103.50%
  (Cost $135,904,579)                                  133,884,910
Other Assets, Less Liabilities - (3.50%)                (4,523,213)
                                                      ------------
NET ASSETS - 100.00%                                  $129,361,697
                                                      ============

/1/  Non-income earning securities.

See notes to financial statements.

62                                    2002 iShares Annual Report to Shareholders

Schedule of Investments

iShares Dow Jones U.S. Consumer Non-cyclical Sector Index Fund
April 30, 2002


Security                                      Shares         Value
------------------------------------------------------------------

COMMON STOCKS - 99.94%
Coca-Cola Co. (The)                          272,146  $ 15,106,824
Philip Morris Companies Inc.                 257,845    14,034,503
Procter & Gamble Co.                         155,160    14,004,742
PepsiCo Inc.                                 208,205    10,805,839
Anheuser-Busch Companies Inc.                105,240     5,577,720
Kimberly-Clark Corp.                          62,513     4,070,847
Gillette Co. (The)                           113,952     4,043,017
Colgate-Palmolive Co.                         65,658     3,480,531
Safeway Inc./1/                               59,623     2,501,185
Sysco Corp.                                   79,346     2,301,827
Kroger Co./1/                                 95,615     2,177,154
Cendant Corp./1/                             116,821     2,101,610
Sara Lee Corp.                                93,076     1,971,350
General Mills Inc.                            43,193     1,902,652
Heinz (H.J.) Co.                              41,398     1,738,302
Avon Products Inc.                            28,327     1,582,063
ConAgra Foods Inc.                            63,887     1,565,231
Albertson's Inc.                              45,263     1,518,121
Kraft Foods Inc.                              33,362     1,369,176
Archer-Daniels-Midland Co.                    77,902     1,033,753
eBay Inc./1/                                  19,277     1,023,609
Kellogg Co.                                   27,844     1,000,156
Newell Rubbermaid Inc.                        31,723       996,102
Wrigley (William Jr.) Co.                     17,133       942,315
Fortune Brands Inc.                           17,672       923,539
Clorox Co.                                    20,299       898,231
Block (H & R) Inc.                            21,737       872,088
Campbell Soup Co.                             30,104       831,171
R.J. Reynolds Tobacco Holdings Inc.           11,418       790,126
UST Inc.                                      19,679       783,224
Hershey Foods Corp.                           11,077       753,236
Pepsi Bottling Group Inc.                     20,884       598,118
Coca-Cola Enterprises Inc.                    27,947       548,320
Apollo Group Inc. "A"/1/                      13,262       508,446
ServiceMaster Co. (The)                       35,626       498,764
Estee Lauder Companies Inc. "A"               13,589       491,242
Stanley Works (The)                           10,169       472,655
SUPERVALU Inc.                                15,749       472,470
Black & Decker Corp.                           9,502       462,557
Tyson Foods Inc. "A"                          27,304       382,802
McCormick & Co. Inc.                          14,637       375,293
Dean Foods Co./1/                             10,082       373,236
Whole Foods Market Inc./1/                     6,661       311,468
Constellation Brands Inc./1/                   4,472       270,109
Energizer Holdings Inc./1/                    10,904       260,606
Dial Corp. (The)                              11,287       236,801
Career Education Corp./1/                      5,239       235,493
Coors (Adolf) Company "B"                      3,508       234,510
Hormel Foods Corp.                             8,879       219,311
Snap-On Inc.                                   6,873       217,737
Krispy Kreme Doughnuts Inc./1/                 5,381       205,447
Smithfield Foods Inc./1/                       9,259       195,365
DeVry Inc./1/                                  7,239       191,761
Brown-Forman Corp. "B"                         2,252       177,052
Expedia Inc. "A"/1/                            2,144       173,312
Performance Food Group Co./1/                  4,807       173,201
Dole Food Co.                                  5,085       169,178
Winn-Dixie Stores Inc.                         9,702       168,330
Scotts Co. (The) "A"/1/                        3,500       166,985
Alberto-Culver Co. "B"                         2,634       143,737
Lancaster Colony Corp.                         3,718       143,143
Tupperware Corp.                               6,107       140,217
ITT Educational Services Inc./1/               2,746       139,085
Regis Corp.                                    4,506       135,450
Service Corp. International/1/                34,516       134,958
Universal Corp.                                3,152       133,992
Church & Dwight Co. Inc.                       4,608       131,789
PepsiAmericas Inc.                             8,600       131,150
Corn Products International Inc.               3,945       130,579
Dreyer's Grand Ice Cream Inc.                  2,742       127,942
United Rentals Inc./1/                         4,789       122,120
Tootsie Roll Industries Inc.                   2,598       121,768
Blyth Inc.                                     4,090       121,677
Sylvan Learning Systems Inc./1/                4,262       117,631
Fleming Companies Inc.                         5,282       116,415
NBTY Inc./1/                                   6,334       108,818
American Italian Pasta Co. "A"/1/              2,110       104,951
Interstate Bakeries Corp.                      4,235       104,604
Ralcorp Holdings Inc./1/                       3,548        99,344
Flowers Foods Inc./1/                          3,363        87,741

Schedules of Investments                                                      63
iShares Dow Jones U.S. Consumer Non-cyclical Sector Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

Rent-A-Center Inc./1/                          1,395  $     84,119
Sotheby's Holdings Inc. "A"/1/                 5,330        78,564
Pre-Paid Legal Services Inc./1/                2,489        72,828
Casey's General Store Inc.                     5,463        71,128
Stewart Enterprises Inc. "A"/1/               11,475        68,965
Hain Celestial Group Inc./1/                   3,260        59,756
International Multifoods Corp./1/              2,069        55,553
Great Atlantic & Pacific Tea Co./1/            1,967        50,395
Priceline.com Inc./1/                          9,979        50,384
Ticketmaster "B"/1/                            2,015        47,413
Triarc Companies Inc./1/                       1,581        44,268
Robert Mondavi Corp. (The) "A"/1/              1,096        42,985
Learning Tree International Inc./1/            1,307        31,629
Wild Oats Markets Inc./1/                      2,585        28,383
Stamps.com Inc./1/                             5,483        24,948
Valence Technology Inc./1/                     4,031         9,312
TOTAL COMMON STOCKS
  (COST: $109,131,207)                                 114,908,554
SHORT TERM INSTRUMENTS - 1.26%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     1,040,246     1,040,246
Dreyfus Money Market Fund                     97,355        97,355
Goldman Sachs Financial Square Prime
  Obligation Fund                             66,788        66,788
Providian Temp Cash Money Market Fund        245,948       245,948
TOTAL SHORT TERM INSTRUMENTS
  (COST: $1,450,337)                                     1,450,337

TOTAL INVESTMENTS IN SECURITIES - 101.20%
  (COST $110,581,544)                                  116,358,891
OTHER ASSETS, LESS LIABILITIES - (1.20%)                (1,385,122)
                                                      ------------
NET ASSETS - 100.00%                                  $114,973,769
                                                      ============

/1/  Non-income earning securities.

See notes to financial statements.

64                                    2002 iShares Annual Report to Shareholders

Schedule of Investments

iShares Dow Jones U.S. Energy Sector Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

COMMON STOCKS - 99.98%
Exxon Mobil Corp.                            627,455  $ 25,204,867
ChevronTexaco Corp.                          240,397    20,844,824
Schlumberger Ltd.                             96,198     5,266,840
Phillips Petroleum Co.                        78,228     4,678,817
Conoco Inc.                                  161,163     4,520,622
El Paso Corp.                                 81,610     3,264,400
Occidental Petroleum Corp.                   107,620     3,094,075
Baker Hughes Inc.                             73,269     2,760,776
Anadarko Petroleum Corp.                      47,345     2,548,108
Unocal Corp.                                  64,854     2,411,920
Burlington Resources Inc.                     47,376     2,104,916
Williams Companies Inc.                       97,780     1,867,598
Transocean Sedco Forex Inc.                   52,171     1,852,070
Apache Corp.                                  29,271     1,707,377
Murphy Oil Corp.                              17,415     1,643,105
Marathon Oil Corp.                            55,864     1,623,408
Kerr-McGee Corp.                              26,152     1,563,890
Devon Energy Corp.                            28,347     1,397,791
Amerada Hess Corp.                            18,017     1,385,147
Nabors Industries Inc./1/                     26,200     1,193,410
EOG Resources Inc.                            25,600     1,089,280
Kinder Morgan Inc.                            22,361     1,082,496
BJ Services Co./1/                            25,619       941,242
Noble Drilling Corp./1/                       20,461       886,984
GlobalSantaFe Corp.                           24,887       873,285
Weatherford International Inc./1/             14,844       740,270
Ocean Energy Inc.                             30,057       643,220
Valero Energy Corp.                           12,650       545,974
ENSCO International Inc.                      16,050       541,848
Smith International Inc./1/                    7,179       502,889
Noble Affiliates Inc.                         12,631       493,241
Diamond Offshore Drilling Inc.                14,825       461,354
Pioneer Natural Resources Co./1/              18,759       450,028
Helmerich & Payne Inc.                        10,413       429,120
Cooper Cameron Corp./1/                        6,889       377,793
Sunoco Inc.                                   10,908       375,017
Newfield Exploration Co./1/                    9,210       348,598
Tidewater Inc.                                 6,494       282,489
XTO Energy Inc.                               13,384       273,034
National-Oilwell Inc./1/                       9,685       257,330
Massey Energy Co.                             15,689       234,551
Tom Brown Inc./1/                              7,531       218,399
Grant Prideco Inc./1/                         13,621       217,936
Stone Energy Corp./1/                          4,183       177,359
Hanover Compressor Co./1/                      9,295       175,211
Key Energy Services Inc./1/                   14,054       170,756
Cabot Oil & Gas Corp. "A"                      6,679       167,843
Evergreen Resources Inc./1/                    3,689       165,083
Varco International Inc./1/                    7,150       146,503
Lone Star Technologies Inc./1/                 4,184       111,504
Forest Oil Corp./1/                            3,441       108,391
Vintage Petroleum Inc.                         7,266       100,271
Chesapeake Energy Corp./1/                     9,038        77,275
Veritas DGC Inc./1/                            3,799        68,762
Seacor Smit Inc./1/                            1,282        61,664
Rowan Companies Inc./1/                        1,083        27,487
Patterson-UTI Energy Inc./1/                     520        16,640
TOTAL COMMON STOCKS
  (COST: $109,079,525)                                 104,775,088

SHORT TERM INSTRUMENTS - 2.32%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     1,758,098     1,758,098
Dreyfus Money Market Fund                    159,913       159,913
Goldman Sachs Financial Square Prime
  Obligation Fund                            109,705       109,705
Providian Temp Cash Money Market Fund        403,991       403,991
TOTAL SHORT TERM INSTRUMENTS
  (COST: $2,431,707)                                     2,431,707

TOTAL INVESTMENTS IN SECURITIES - 102.30%
  (COST $111,511,232)                                  107,206,795
OTHER ASSETS, LESS LIABILITIES - (2.30%)                (2,410,009)
                                                      ------------
NET ASSETS - 100.00%                                  $104,796,786
                                                      ============

/1/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      65

Schedule of Investments

iShares Dow Jones U.S. Financial Sector Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

COMMON STOCKS - 99.90%
Citigroup Inc.                               283,711  $ 12,284,686
American International Group Inc.            125,884     8,701,102
Bank of America Corp.                         86,476     6,267,780
Wells Fargo & Co.                             93,969     4,806,514
Fannie Mae                                    54,993     4,340,597
JP Morgan Chase & Co.                        109,133     3,830,568
Wachovia Corp.                                74,791     2,845,050
American Express Co.                          64,775     2,656,423
Morgan Stanley Dean Witter & Co.              54,994     2,624,314
Bank One Corp.                                64,181     2,623,077
U.S. Bancorp                                 107,613     2,550,428
Freddie Mac                                   38,308     2,503,428
FleetBoston Financial Corp.                   57,442     2,027,703
Washington Mutual Inc.                        53,332     2,012,216
Fifth Third Bancorp                           26,824     1,839,858
Merrill Lynch & Co. Inc.                      43,474     1,823,300
Marsh & McLennan Companies Inc.               15,139     1,530,250
Bank of New York Co. Inc. (The)               40,719     1,489,908
MBNA Corp.                                    41,409     1,467,949
Household International Inc.                  25,169     1,467,101
Allstate Corp. (The)                          36,715     1,459,054
MetLife Inc.                                  39,863     1,360,923
Prudential Financial Inc./1/                  31,250     1,003,125
Mellon Financial Corp.                        25,720       971,187
BB&T Corp.                                    25,222       960,454
Hartford Financial Services Group Inc.        13,460       932,778
SunTrust Banks Inc.                           13,693       930,850
Goldman Sachs Group Inc. (The)                11,748       925,155
State Street Corp.                            17,903       915,022
National City Corp.                           28,646       893,755
PNC Financial Services Group (The)            15,610       860,892
AFLAC Inc.                                    28,717       858,638
USA Education Inc.                             8,604       824,693
Lehman Brothers Holdings Inc.                 13,100       772,900
Chubb Corp.                                    9,347       716,915
Capital One Financial Corp.                   11,819       707,840
XL Capital Ltd. "A"                            7,363       694,699
KeyCorp                                       23,448       659,123
Schwab (Charles) Corp. (The)                  57,182       651,303
Equity Office Properties Trust                22,579       646,437
Hancock (John) Financial Services Inc.        16,410       633,426
ACE Ltd.                                      14,265       620,813
Comerica Inc.                                  9,752       612,913
Progressive Corp. (The)                       10,637       611,628
Northern Trust Corp.                          11,475       609,552
St. Paul Companies Inc.                       11,498       572,715
Golden West Financial Corp.                    7,461       510,258
SouthTrust Corp.                              18,735       499,850
Lincoln National Corp.                        10,339       495,238
AON Corp.                                     13,022       465,276
Loews Corp.                                    7,690       461,016
AmSouth Bancorp                               20,080       456,017
Regions Financial Corp.                       12,507       438,620
MBIA Inc.                                      8,128       438,343
Charter One Financial Inc.                    12,357       437,191
Equity Residential Properties Trust           14,879       419,588
M&T Bank Corp.                                 4,866       415,459
Jefferson-Pilot Corp.                          8,291       415,213
Cincinnati Financial Corp.                     8,336       390,625
MGIC Investment Corp.                          5,396       385,059
Synovus Financial Corp.                       14,237       384,968
Union Planters Corp.                           7,555       378,581
Ambac Financial Group Inc.                     5,819       365,782
North Fork Bancorp Inc.                        8,909       344,066
Marshall & Ilsley Corp.                        5,365       341,482
Bear Stearns Companies Inc. (The)              5,471       338,874
Franklin Resources Inc.                        8,066       337,965
UNUMProvident Corp.                           11,921       336,649
National Commerce Financial Corp.             11,293       316,091
Countrywide Credit Industries Inc.             6,746       315,106
Huntington Bancshares Inc.                    13,866       281,341

66                                    2002 iShares Annual Report to Shareholders
iShares Dow Jones U.S. Financial Sector Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

Torchmark Corp.                                6,856  $    280,342
Zions Bancorporation                           5,048       272,996
First Tennessee National Corp.                 6,987       270,117
Radian Group Inc.                              5,137       266,610
Simon Property Group Inc.                      7,733       260,989
Stilwell Financial Inc.                       12,059       257,580
Archstone-Smith Trust                          9,425       254,098
Compass Bancshares Inc.                        7,066       252,751
T. Rowe Price Group Inc.                       6,775       237,599
SAFECO Corp.                                   7,041       235,169
GreenPoint Financial Corp.                     4,699       232,366
Plum Creek Timber Co. Inc.                     7,579       230,781
Banknorth Group Inc.                           8,430       222,468
BISYS Group Inc. (The)/1/                      6,499       222,266
Prologis Trust                                 9,651       214,252
Golden State Bancorp Inc.                      6,420       211,796
TCF Financial Corp.                            3,982       207,263
Old Republic International Corp.               6,113       203,135
PMI Group Inc. (The)                           2,421       196,392
Sovereign Bancorp Inc.                        13,574       195,873
Boston Properties Inc.                         5,004       195,056
Vornado Realty Trust                           4,352       191,923
Popular Inc.                                   6,434       189,224
Apartment Investment & Management Co.
  "A"                                          3,832       188,151
Edwards (A.G.) Inc.                            4,429       181,235
AmeriCredit Corp./1/                           4,620       179,348
Duke Realty Corp.                              6,748       177,472
Commerce Bancorp Inc.                          3,582       176,915
Hibernia Corp. "A"                             8,826       176,079
Legg Mason Inc.                                3,492       175,438
Federated Investors Inc. "B"                   5,384       172,611
AvalonBay Communities Inc.                     3,599       171,564
Everest Re Group Ltd.                          2,512       170,565
Gallagher (Arthur J.) & Co.                    4,614       166,565
Astoria Financial Corp.                        5,058       162,311
Public Storage Inc.                            4,255       161,562
Mercantile Bankshares Corp.                    3,821       157,272
First Virginia Banks Inc.                      2,685       153,663
Principal Financial Group (The)/1/             5,513       153,261
Host Marriott Corp.                           12,729       151,602
Valley National Bancorp                        4,208       149,721
Associated Banc-Corp                           3,979       149,042
Allmerica Financial Corp.                      2,952       147,334
SEI Investment Co.                             4,340       146,215
General Growth Properties Inc.                 3,144       143,775
Kimco Realty Corp.                             4,451       142,877
UnionBanCal Corp.                              2,950       142,780
Allied Capital Corp.                           5,459       142,480
New York Community Bancorp Inc.                4,768       141,419
Commerce Bancshares Inc.                       3,163       140,342
Neuberger Berman Inc.                          3,146       136,694
Fidelity National Financial Inc.               4,428       136,604
FirstMerit Corp.                               4,736       134,502
RenaissanceRe Holdings Ltd.                    1,138       133,374
E*TRADE Group Inc./1/                         17,461       131,656
Investors Financial Services Corp.             1,784       131,374
AMB Property Corp.                             4,614       129,377
White Mountains Insurance Group Inc.             357       127,985
Liberty Property Trust                         3,994       127,608
Health Care Property Investors Inc.            3,070       125,348
City National Corp.                            2,244       123,981
Investment Technology Group Inc./1/            2,665       122,590
Rouse Co. (The)                                3,769       121,965
Eaton Vance Corp.                              3,225       117,809
Bank of Hawaii Corp.                           4,090       116,483
Waddell & Reed Financial Inc. "A"              4,402       113,352
Wilmington Trust Corp.                         1,790       113,021
Unitrin Inc.                                   2,694       112,259
Crescent Real Estate Equities Co.              5,701       111,854
Fulton Financial Corp.                         4,527       111,726
Protective Life Corp.                          3,468       110,490
American National Insurance Co.                1,108       110,135
Hospitality Properties Trust                   3,222       109,548
Markel Corp./1/                                  502       109,436
Webster Financial Corp.                        2,718       107,714
Cullen/Frost Bankers Inc.                      2,843       107,295
PartnerRe Ltd.                                 1,987       107,258
Security Capital Group Inc. "B"/1/             4,092       105,287

Schedules of Investments                                                      67
iShares Dow Jones U.S. Financial Sector Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

Mack-Cali Realty Corp.                         3,160  $    103,648
New Plan Excel Realty Trust                    5,282       103,263
Roslyn Bancorp Inc.                            4,471       102,922
MONY Group Inc. (The)                          2,608       101,712
Catellus Development Corp./1/                  4,852        98,981
Independence Community Bank Corp.              2,985        97,281
Colonial BancGroup Inc. (The)                  6,018        96,288
StanCorp Financial Group Inc.                  1,643        96,116
Transatlantic Holdings Inc.                    1,138        96,002
United Dominion Realty Trust Inc.              5,673        94,739
Sky Financial Group Inc.                       4,045        94,329
Brown & Brown Inc.                             2,817        93,524
Arden Realty Inc.                              3,299        92,867
W.R. Berkley Corp.                             1,528        92,444
Greater Bay Bancorp                            2,749        92,064
BancorpSouth Inc.                              4,190        91,761
Washington Federal Inc.                        3,462        90,427
People's Bank                                  3,355        89,176
Camden Property Trust                          2,216        88,197
Weingarten Realty Investors                    2,461        87,612
IndyMac Bancorp Inc./1/                        3,379        85,320
First Midwest Bancorp Inc.                     2,797        85,113
Hudson City Bancorp Inc.                       2,258        84,833
Westamerica Bancorp                            1,895        83,854
Highwoods Properties Inc.                      2,902        81,604
BRE Properties Inc. "A"                        2,499        81,592
Trustmark Corp.                                3,160        81,433
Silicon Valley Bancshares/1/                   2,539        81,121
HCC Insurance Holdings Inc.                    3,120        81,120
Annaly Mortgage Management Inc.                4,440        80,808
Erie Indemnity Co. "A"                         1,850        80,623
Hudson United Bancorp                          2,532        80,366
Doral Financial Corp.                          2,248        78,545
Old National Bancorp                           3,156        77,859
First American Corp.                           3,505        77,460
Affiliated Managers Group Inc./1/              1,208        76,829
LaBranche & Co. Inc./1/                        2,801        76,747
Whitney Holding Corp.                          2,078        75,847
Raymond James Financial Inc.                   2,264        75,708
Commercial Federal Corp.                       2,543        74,764
First Industrial Realty Trust Inc.             2,189        73,704
Mercury General Corp.                          1,430        71,500
Conseco Inc./1/                               18,952        70,691
Citizens Banking Corp.                         2,111        70,085
Developers Diversified Realty Corp.            3,148        69,571
Post Properties Inc.                           2,020        68,660
CenterPoint Properties Corp.                   1,250        68,375
Healthcare Realty Trust Inc.                   2,246        68,054
United Bancshares Inc.                         2,121        67,872
Commerce Group Inc.                            1,659        66,957
American Financial Group Inc.                  2,242        66,565
Leucadia National Corp.                        1,804        65,756
La Quinta Corp./1/                             7,950        63,441
Staten Island Bancorp Inc.                     3,165        63,142
American Capital Strategies Ltd.               1,956        62,729
Park National Corp.                              622        62,667
Reckson Associates Realty Corp.                2,510        61,244
Ohio Casualty Corp./1/                         3,159        61,032
Downey Financial Corp.                         1,143        60,716
Southwest Bancorp of Texas Inc./1/             1,701        59,586
Chittenden Corp.                               1,798        59,424
HRPT Properties Trust                          6,837        59,345
Federal Realty Investment Trust                2,196        59,182
Cousins Properties Inc.                        2,187        59,049
Prentiss Properties Trust                      1,917        58,948
Shurgard Storage Centers Inc. "A"              1,672        58,938
Community First Bankshares Inc.                2,131        58,560
Chelsea Property Group Inc.                      959        57,972
SL Green Realty Corp.                          1,626        57,073
iStar Financial Inc.                           1,798        55,918
Horace Mann Educators Corp.                    2,333        55,875
Jeffries Group Inc.                            1,192        55,416
Nationwide Financial Services Inc.             1,312        53,792
CarrAmerica Realty Corp.                       1,647        52,902
St. Joe Co. (The)                              1,713        52,675
South Financial Group Inc. (The)               2,272        52,324
Provident Financial Group Inc.                 1,673        50,642
Macerich Co. (The)                             1,717        50,394

68                                    2002 iShares Annual Report to Shareholders
iShares Dow Jones U.S. Financial Sector Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

Nationwide Health Properties Inc.              2,698  $     50,183
LNR Property Corp.                             1,370        50,142
Health Care REIT Inc.                          1,768        49,858
CBL & Associates Properties Inc.               1,313        48,056
CNA Financial Corp./1/                         1,592        47,856
FelCor Lodging Trust Inc.                      2,166        46,569
Metris Companies Inc.                          3,534        46,083
Republic Bancorp Inc.                          3,093        45,776
MAF Bancorp Inc.                               1,230        45,584
Total System Services Inc.                     2,032        45,212
Net.B@nk Inc./1/                               2,788        44,747
Meristar Hospitality Corp.                     2,548        44,717
AmerUs Group Co.                               1,163        43,822
UCBH Holdings Inc.                             1,099        43,356
East West Bancorp Inc.                         1,211        43,354
Brandywine Realty Trust                        1,762        42,094
Selective Insurance Group Inc.                 1,399        41,970
Kilroy Realty Corp.                            1,479        41,634
W.P. Stewart & Co. Ltd.                        1,438        40,868
Texas Regional Bancshares Inc. "A"               808        40,400
Home Properties of NY Inc.                     1,121        40,378
Ameritrade Holding Corp. "A"/1/                7,144        38,363
Colonial Properties Trust                      1,049        38,163
Provident Bankshares Corp.                     1,406        36,640
Manufactured Home Communities Inc.             1,089        36,612
Reinsurance Group of America Inc.              1,110        35,853
Capital Automotive REIT                        1,409        34,098
Glenborough Realty Trust Inc.                  1,492        33,495
Sterling Bancshares Inc.                       2,418        33,078
AMCORE Financial Inc.                          1,360        32,639
Knight Trading Group Inc./1/                   5,798        32,527
Presidential Life Corp.                        1,171        29,158
Dime Community Bancshares                      1,237        28,761
Anchor BanCorp Wisconsin Inc.                  1,296        28,512
Mills Corp.                                    1,000        27,520
Koger Equity Inc.                              1,464        26,820
FirstFed Financial Corp./1/                      936        26,770
Harbor Florida Bancshares Inc.                 1,241        25,230
First Sentinel Bancorp Inc.                    1,644        24,183
CMGI Inc./1/                                  18,820        24,090
Pacific Northwest Bancorp                        843        23,654
Fremont General Corp.                          3,356        23,458
Bay View Capital Corp./1/                      3,284        22,988
PFF Bancorp Inc.                                 686        22,501
JDN Realty Corp.                               1,693        21,450
RFS Hotel Investors Inc.                       1,381        20,964
GBC Bancorp                                      636        20,479
SWS Group Inc.                                   891        17,909
Trenwick Group Ltd.                            2,056        17,455
Ocwen Financial Corp./1/                       2,215        16,613
Equity Inns Inc.                               2,056        16,530
BSB Bancorp Inc.                                 538        16,102
Safeguard Scientifics Inc./1/                  5,976        15,657
OceanFirst Financial Corp.                       410        13,071
Medallion Financial Corp.                        821         4,220
TOTAL COMMON STOCKS
  (Cost: $118,128,052)                                 121,680,967

SHORT TERM INSTRUMENTS - 2.91%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     2,603,511     2,603,511
Dreyfus Money Market Fund                    222,346       222,346
Goldman Sachs Financial Square Prime
  Obligation Fund                            152,536       152,536
Providian Temp Cash Money Market Fund        561,715       561,715
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $3,540,108)                                     3,540,108

TOTAL INVESTMENTS IN SECURITIES - 102.81%
  (Cost $121,668,160)                                  125,221,075
Other Assets, Less Liabilities - (2.81%)                (3,425,424)
                                                      ------------
NET ASSETS - 100.00%                                  $121,795,651
                                                      ============

/1/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      69

Schedule of Investments

iShares Dow Jones U.S. Healthcare Sector Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

COMMON STOCKS - 100.00%
Pfizer Inc.                                  986,189  $ 35,847,970
Johnson & Johnson                            478,460    30,554,456
Merck & Co. Inc.                             354,832    19,281,571
Abbott Laboratories                          226,424    12,215,575
Wyeth                                        204,420    11,651,940
Lilly (Eli) and Co.                          150,528     9,942,374
Bristol-Myers Squibb Co.                     301,806     8,692,013
Amgen Inc./1/                                162,478     8,591,837
Medtronic Inc.                               188,529     8,425,361
Pharmacia Corp.                              201,054     8,289,456
Schering-Plough Corp.                        228,128     6,227,894
Baxter International Inc.                     92,063     5,238,385
UnitedHealth Group Inc.                       48,649     4,271,869
Tenet Healthcare Corp./1/                     50,595     3,712,155
HCA Inc.                                      71,587     3,421,143
CIGNA Corp.                                   22,570     2,460,130
Forest Laboratories Inc. "A"/1/               27,760     2,141,406
Guidant Corp./1/                              47,889     1,800,626
WellPoint Health Networks Inc./1/             22,596     1,696,508
Becton Dickinson & Co.                        40,061     1,489,067
Immunex Corp./1/                              49,948     1,355,589
Genzyme Corp. - General Division/1/           33,105     1,355,319
Allergan Inc.                                 20,539     1,353,725
IDEC Pharmaceuticals Corp./1/                 23,816     1,308,689
Stryker Corp./1/                              23,375     1,250,796
MedImmune Inc./1/                             36,554     1,220,904
Genentech Inc./1/                             34,141     1,212,005
Biomet Inc.                                   41,869     1,181,962
St. Jude Medical Inc./1/                      13,612     1,132,655
Boston Scientific Corp./1/                    44,879     1,118,385
King Pharmaceuticals Inc./1/                  35,097     1,099,940
Anthem Inc./1/                                16,074     1,096,247
Aetna Inc.                                    22,396     1,066,050
Zimmer Holdings Inc./1/                       30,526     1,059,558
Biogen Inc./1/                                23,211     1,008,982
Quest Diagnostics Inc./1/                     10,676       981,445
Gilead Sciences Inc./1/                       29,960       932,355
HEALTHSOUTH Corp./1/                          61,283       925,373
Health Management Associates Inc. "A"/1/      38,067       812,350
Millennium Pharmaceuticals Inc./1/            39,966       797,718
Laboratory Corp. of America Holdings/1/        7,382       732,294
Chiron Corp./1/                               17,195       695,882
Oxford Health Plans Inc./1/                   13,690       631,930
Express Scripts Inc. "A"/1/                    9,779       618,131
Health Net Inc./1/                            19,193       569,072
Applera Corp. - Applied Biosystems Group      33,181       568,059
Trigon Healthcare Inc./1/                      5,614       565,105
Lincare Holdings Inc./1/                      16,761       527,636
Mylan Laboratories Inc.                       19,527       517,075
Hillenbrand Industries Inc.                    7,870       508,402
Cephalon Inc./1/                               7,894       462,904
Varian Medical Systems Inc./1/                10,526       456,302
Beckman Coulter Inc.                           9,545       455,965
Andrx Group/1/                                10,060       454,913
Patterson Dental Co./1/                        9,777       450,720
Bard (C.R.) Inc.                               7,974       438,092
Triad Hospitals Inc./1/                       10,281       431,802
DENTSPLY International Inc.                   10,736       425,897
AdvancePCS/1/                                 12,378       418,500
First Health Group Corp./1/                   14,270       413,830
Humana Inc./1/                                25,240       412,674
Watson Pharmaceuticals Inc./1/                16,650       409,590
Manor Care Inc./1/                            15,946       408,855
Omnicare Inc.                                 14,558       389,281
Apogent Technologies Inc./1/                  16,630       385,816
Universal Health Services Inc. "B"/1/          7,915       368,443
ICN Pharmaceuticals Inc.                      12,643       349,705
DaVita Inc./1/                                13,212       342,455
Henry Schein Inc./1/                           6,652       316,569
IVAX Corp./1/                                 26,306       310,411
Barr Laboratories Inc./1/                      4,563       304,124
Bausch & Lomb Inc.                             8,415       302,688
Cytyc Corp./1/                                18,139       284,964
Human Genome Sciences Inc./1/                 17,729       279,054

70                                    2002 iShares Annual Report to Shareholders
iShares Dow Jones U.S. Healthcare Sector Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

Mid Atlantic Medical Services Inc./1/          7,596  $    276,722
Renal Care Group Inc./1/                       7,677       272,533
Invitrogen Corp./1/                            7,697       266,932
Accredo Health Inc./1/                         4,096       265,134
LifePoint Hospitals Inc./1/                    6,128       257,376
Medicis Pharmaceutical Corp. "A"/1/            4,717       252,595
Quintiles Transnational Corp./1/              17,761       252,206
Enzon Inc./1/                                  6,707       249,769
Vertex Pharmaceuticals Inc./1/                11,669       248,200
Protein Design Labs Inc./1/                   13,749       246,932
Celgene Corp./1/                              11,789       233,186
Edwards Lifesciences Corp./1/                  9,239       232,084
Apria Healthcare Group Inc./1/                 8,544       222,059
Scios Inc./1/                                  7,140       220,840
Coventry Health Care Inc./1/                   6,830       215,145
Steris Corp./1/                                9,670       214,190
SICOR Inc./1/                                 12,077       214,004
ICOS Corp./1/                                  8,305       213,937
Community Health Systems Inc./1/               7,267       210,888
Charles River Laboratories International
  Inc./1/                                      6,912       207,014
Alkermes Inc./1/                              10,045       202,306
Affymetrix Inc./1/                             7,484       189,869
Monsanto Co.                                   5,980       184,184
ImClone Systems Inc./1/                       11,422       183,894
OSI Pharmaceuticals Inc./1/                    5,684       181,717
Pharmaceutical Product Development
  Inc./1/                                      7,158       180,238
Province Healthcare Co./1/                     4,666       179,688
Orthodontic Centers of America Inc./1/         6,668       177,702
Covance Inc./1/                                8,767       175,954
Invacare Corp.                                 4,631       175,144
Techne Corp./1/                                6,521       174,045
Pediatrix Medical Group Inc./1/                3,618       170,010
Applera Corp. - Celera Genomics Group/1/      10,766       168,380
Abgenix Inc./1/                               11,817       166,738
Transkaryotic Therapies Inc./1/                4,101       163,466
ResMed Inc./1/                                 4,367       162,059
Respironics Inc./1/                            4,764       156,212
Neurocrine Biosciences Inc./1/                 4,668       153,531
IDEXX Laboratories Inc./1/                     5,272       150,147
PacifiCare Health Systems Inc. "A"/1/          4,811       145,581
US Oncology Inc./1/                           14,850       142,560
VISX Inc./1/                                   8,656       141,699
NPS Pharmaceuticals Inc./1/                    4,748       141,538
Beverly Enterprises Inc./1/                   16,385       140,911
Trimeris Inc./1/                               2,936       140,781
Mentor Corp.                                   3,482       139,454
Haemonetics Corp./1/                           3,826       126,794
Perrigo Co./1/                                10,031       125,187
Ligand Pharmaceuticals Inc. "B"/1/             7,705       119,967
Sybron Dental Specialties Inc./1/              5,958       117,373
Owens & Minor Inc.                             5,333       110,340
Delta & Pine Land Co.                          5,630       109,560
IGEN International Inc./1/                     2,646       109,439
Medarex Inc./1/                               10,543       106,906
Syncor International Corp./1/                  3,175        99,250
Taro Pharmaceutical Industries Ltd./1/         4,517        99,130
Regeneron Pharmaceuticals Inc./1/              4,619        95,382
CV Therapeutics Inc./1/                        3,284        95,039
SangStat Medical Corp./1/                      3,999        93,177
Immunomedics Inc./1/                           6,560        86,330
Myriad Genetics Inc./1/                        3,509        83,374
Albany Molecular Research Inc./1/              3,431        83,202
Alpharma Inc. "A"                              4,830        82,593
PolyMedica Corp./1/                            2,090        81,426
Sunrise Assisted Living Inc./1/                3,013        81,381
Incyte Genomics Inc./1/                        9,691        79,563
Cell Genesys Inc./1/                           5,466        77,672
Biosite Inc./1/                                2,283        71,344
Noven Pharmaceuticals Inc./1/                  3,533        70,978
Inhale Therapeutic Systems Inc./1/             8,634        68,209
Tularik Inc./1/                                5,841        67,171
Enzo Biochem Inc./1/                           3,614        65,413
Gene Logic Inc./1/                             4,204        65,288
Cubist Pharmaceuticals Inc./1/                 4,453        62,253


Schedules of Investments                                                      71
iShares Dow Jones U.S. Healthcare Sector Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

Datascope Corp.                                1,970  $     61,956
PAREXEL International Corp./1/                 3,924        61,097
Cell Therapeutics Inc./1/                      4,832        60,013
Impath Inc./1/                                 2,504        59,270
ArthroCare Corp./1/                            3,596        57,608
Alexion Pharmaceuticals Inc./1/                2,864        52,927
CuraGen Corp./1/                               6,032        52,056
Bio-Technology General Corp./1/                9,216        45,149
Molecular Devices Corp./1/                     2,473        44,143
Theragenics Corp./1/                           4,648        41,739
XOMA Ltd./1/                                  11,063        41,265
Maxygen Inc./1/                                4,363        40,227
Caliper Technologies Corp./1/                  3,804        40,056
Pharmacopeia Inc./1/                           3,383        39,243
Emisphere Technologies Inc./1/                 2,539        38,897
Cyberonics Inc./1/                             2,787        37,764
Nabi Biopharmaceuticals/1/                     6,004        37,705
Guilford Pharmaceuticals Inc./1/               4,497        34,627
Lexicon Genetics Inc./1/                       4,270        34,160
United Therapeutics Inc./1/                    2,702        32,397
Geron Corp./1/                                 3,691        29,233
Praecis Pharmaceuticals Inc./1/                8,084        28,941
EntreMed Inc./1/                               3,389        26,434
SuperGen Inc./1/                               4,642        25,206
Advanced Tissue Sciences Inc./1/               8,621        23,708
Cygnus Inc./1/                                 4,925        23,197
Kos Pharmaceuticals Inc./1/                      886        23,036
Visible Genetics Inc./1/                       3,358        22,267
CYTOGEN Corp./1/                              12,118        20,358
Novoste Corp./1/                               2,644        16,393
Cell Pathways Inc./1/                          4,724        16,251
Pharmacyclics Inc./1/                          2,622        16,125
Genome Therapeutics Corp./1/                   3,700        14,500
ViroPharma Inc./1/                             3,007        10,524
TOTAL COMMON STOCKS
  (COST: $259,537,231)                                 236,230,690

SHORT TERM INSTRUMENTS - 3.09%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     5,612,204     5,612,204
Dreyfus Money Market Fund                    472,707       472,707
Goldman Sachs Financial Square Prime
  Obligation Fund                             24,293        24,293
Providian Temp Cash Money Market Fund 1,194,207 1,194,207 TOTAL SHORT TERM INSTRUMENTS
  (Cost: $7,303,411)                                     7,303,411

Total Investments in Securities - 103.09%
  (Cost $266,840,642)                                  243,534,101
Other Assets, Less Liabilities - (3.09%)                (7,301,529)
                                                      ------------
NET ASSETS - 100.00%                                  $236,232,572
                                                      ============

/1/  Non-income earning securities.

See notes to financial statements.

72                                    2002 iShares Annual Report to Shareholders

Schedule of Investments

iShares Dow Jones U.S. Industrial Sector Index Fund
April 30, 2002

Security                                      Shares        Value
-----------------------------------------------------------------

COMMON STOCKS - 99.96%
General Electric Co.                         641,073  $20,225,853
3M Co.                                        27,214    3,423,520
Tyco International Ltd.                      137,460    2,536,137
Boeing Co. (The)                              56,030    2,498,938
United Technologies Corp.                     33,414    2,344,660
Automatic Data Processing Inc.                43,823    2,227,961
First Data Corp.                              27,069    2,151,715
Honeywell International Inc.                  56,802    2,083,497
Illinois Tool Works Inc.                      22,539    1,625,062
Emerson Electric Co.                          30,310    1,618,251
Lockheed Martin Corp.                         25,322    1,592,754
United Parcel Service Inc.                    25,569    1,535,163
Caterpillar Inc.                              25,729    1,405,318
General Dynamics Corp.                        13,609    1,321,298
Waste Management Inc.                         45,762    1,205,371
Concord EFS Inc./1/                           37,425    1,183,524
Raytheon Co.                                  26,606    1,125,434
FedEx Corp./1/                                21,058    1,088,067
Union Pacific Corp.                           17,857    1,014,278
Masco Corp.                                   34,925      981,393
Paychex Inc.                                  23,785      887,894
Agilent Technologies Inc./1/                  29,276      879,745
Northrop Grumman Corp.                         6,954      839,070
Deere & Co.                                   18,654      834,953
Burlington Northern Santa Fe Corp.            29,150      801,333
Ingersoll-Rand Co. "A"                        12,466      622,677
Dover Corp.                                   15,910      592,807
Danaher Corp.                                  8,186      585,954
CSX Corp.                                     15,882      574,452
Textron Inc.                                  11,635      572,209
Norfolk Southern Corp.                        26,572      569,438
Fiserv Inc./1/                                12,765      567,532
Cintas Corp.                                   9,770      505,793
PACCAR Inc.                                    6,774      484,138
Eaton Corp.                                    5,517      466,793
IMS Health Inc.                               20,306      418,507
Sabre Holdings Corp./1/                        8,994      418,221
Parker Hannifin Corp.                          8,031      401,148
Moody's Corp.                                  9,057      394,704
Solectron Corp./1/                            54,054      394,594
ITT Industries Inc.                            5,504      384,509
SPX Corp./1/                                   2,784      374,866
Rockwell International Corp.                  17,438      374,394
Cooper Industries Inc.                         8,503      372,431
Sanmina-SCI Corp./1/                          35,219      366,278
ChoicePoint Inc./1/                            6,489      359,750
Equifax Inc.                                  13,112      358,220
Vulcan Materials Co.                           7,444      342,573
Temple-Inland Inc.                             6,297      333,363
Grainger (W.W.) Inc.                           5,812      325,879
American Standard Companies Inc./1/            4,296      320,911
L-3 Communications Holdings Inc./1/            2,485      317,533
Robert Half International Inc./1/             11,959      314,043
Donnelley (R.R.) & Sons Co.                    9,769      312,217
D&B/1/                                         8,029      309,197
Convergys Corp./1/                            10,811      299,140
Sherwin-Williams Co. (The)                     9,204      282,839
Certegy Inc./1/                                7,058      273,850
Ceridian Corp./1/                             11,658      259,740
Waters Corp./1/                                9,475      255,351
DST Systems Inc./1/                            5,102      252,141
Avnet Inc.                                     9,471      242,647
Thermo Electron Corp./1/                      12,276      232,016
Hubbell Inc. "B"                               6,690      230,337
Sealed Air Corp./1/                            5,003      223,484
Deluxe Corp.                                   5,000      219,400
Jabil Circuit Inc./1/                         10,725      218,897
Accenture Ltd./1/                             10,124      217,059
Fluor Corp.                                    4,986      206,071
Vishay Intertechnology Inc./1/                 9,329      205,145
Arrow Electronics Inc./1/                      7,741      204,362
Teleflex Inc.                                  3,587      202,701
Molex Inc.                                     5,999      201,686
Manpower Inc.                                  4,989      200,807
Diebold Inc.                                   5,181      195,945
Expeditors International Washington Inc.       3,291      190,450
Navistar International Corp.                   4,658      185,854
Republic Services Inc. "A"/1/                  9,327      184,675
Smurfit-Stone Container Corp./1/              11,354      184,389
Molex Inc. "A"                                 6,216      182,253
American Power Conversion Corp./1/            14,133      181,609
Pall Corp.                                     8,581      178,485
TMP Worldwide Inc./1/                          5,602      169,012
Bemis Co.                                      3,067      163,256
Iron Mountain Inc./1/                          5,145      158,466
Owens-Illinois Inc./1/                         9,848      157,765
Pactiv Corp./1/                                7,401      152,979
Sonoco Products Co.                            5,285      152,737
Tech Data Corp./1/                             3,213      152,103
CH Robinson Worldwide Inc.                     4,804      151,182

Schedules of Investments                                                      73
iShares Dow Jones U.S. Industrial Sector Index Fund
April 30, 2002

Security                                      Shares        Value
-----------------------------------------------------------------

Allied Waste Industries Inc./1/               12,354  $   149,978
Goodrich Co.                                   4,328      138,150
Millipore Corp.                                3,413      136,349
Viad Corp.                                     4,468      136,185
Actuant Corp. "A"/1/                           3,098      136,002
NCO Group Inc./1/                              4,818      134,133
Tektronix Inc./1/                              6,070      133,540
Symbol Technologies Inc.                      15,205      128,634
PSS World Medical Inc./1/                     12,327      122,037
Pentair Inc.                                   2,401      116,593
Thomas & Betts Corp.                           4,842      113,787
Martin Marietta Materials Inc.                 2,915      113,568
Ball Corp.                                     2,324      110,506
PerkinElmer Inc.                               8,428      107,878
CheckFree Corp./1/                             5,257      107,033
Kadant Inc./1/                                 6,438      102,364
Catalina Marketing Corp./1/                    2,817       98,849
AVX Corp.                                      4,955       98,753
Jacobs Engineering Group Inc./1/               2,458       96,993
Crown Cork & Seal Co. Inc./1/                  8,600       96,836
Titan Corp. (The)/1/                           4,184       95,646
Cummins Inc.                                   2,146       91,312
AptarGroup Inc.                                2,377       88,306
United Stationers Inc./1/                      2,263       88,280
Cymer Inc./1/                                  1,672       79,035
Getty Images Inc./1/                           2,202       76,652
Acxiom Corp./1/                                4,508       74,968
Harsco Corp.                                   1,746       74,205
Integrated Circuit Systems Inc./1/             3,700       73,630
CSG Systems International Inc./1/              2,804       73,521
UCAR International Inc./1/                     5,549       72,137
Roper Industries Inc.                          1,560       71,744
Lafarge North America Inc.                     1,633       71,493
Crane Co.                                      2,334       64,372
National Instruments Corp./1/                  1,670       64,178
Alliant Techsystems Inc./1/                      588       63,328
Shaw Group Inc. (The)/1/                       1,969       60,114
Coherent Inc./1/                               1,954       59,792
Macrovision Corp./1/                           2,683       59,643
Donaldson Co. Inc.                             1,361       58,727
Terex Corp./1/                                 2,334       58,467
Plexus Corp./1/                                2,297       57,402
Aeroflex Inc./1/                               4,029       56,325
AGCO Corp./1/                                  2,478       56,300
Airborne Inc.                                  2,691       55,811
CNF Inc.                                       1,746       55,191
Garmin Ltd./1/                                 2,334       52,538
Ingram Micro Inc. "A"/1/                       3,510       52,159
Technitrol Inc.                                2,031       51,587
Cognex Corp./1/                                2,072       51,075
MPS Group Inc./1/                              5,547       49,923
GATX Corp.                                     1,556       49,823
Swift Transportation Co. Inc./1/               2,552       49,636
Varian Inc./1/                                 1,447       48,822
Photon Dynamics Inc./1/                        1,001       48,488
Corporate Executive Board Co. (The)/1/         1,253       47,614
Copart Inc./1/                                 3,073       47,293
Flowserve Corp./1/                             1,363       47,023
Electro Scientific Industries Inc./1/          1,547       46,503
Zomax Inc./1/                                  8,057       46,328
FreeMarkets Inc./1/                            2,544       45,181
Veeco Instruments Inc./1/                      1,506       44,623
Pioneer-Standard Electronics Inc.              3,037       44,401
Orbotech Ltd./1/                               1,708       44,340
Global Payments Inc.                           1,153       44,298
York International Corp.                       1,176       42,818
PRG-Schultz International Inc./1/              3,090       42,395
Newport Corp.                                  2,041       41,861
Monaco Coach Corp./1/                          1,400       40,208
USG Corp./1/                                   5,664       39,931
Benchmark Electronics Inc./1/                  1,300       39,520
Audiovox Corp. "A"/1/                          5,262       39,307
Ryder System Inc.                              1,366       38,740
Kennametal Inc.                                  968       38,391
Dionex Corp./1/                                1,547       38,103
FMC Corp./1/                                     968       37,462
FuelCell Energy Inc./1/                        2,126       36,355
Navigant Consulting Co./1/                     5,600       36,288
Casella Waste Systems Inc. "A"/1/              2,886       35,642
Littelfuse Inc./1/                             1,293       34,795
Zygo Corp./1/                                  2,009       34,374
U.S. Industries Inc./1/                        9,466       34,078
EGL Inc./1/                                    1,978       33,923
Tetra Tech Inc./1/                             2,362       33,682
Presstek Inc./1/                               4,366       32,745
Yellow Corp./1/                                1,200       32,364
Power-One Inc./1/                              3,855       32,228
Checkpoint Systems Inc./1/                     1,868       32,223
C&D Technologies Inc.                          1,375       31,625
Pittston Brink's Group                         1,144       31,483
Acuity Brands Inc.                             1,688       31,312
NDCHealth Corp.                                  968       31,141


74                                    2002 iShares Annual Report to Shareholders
iShares Dow Jones U.S. Industrial Sector Index Fund
April 30, 2002

Security                                      Shares        Value
-----------------------------------------------------------------

Anaren Microwave Inc./1/                       2,439  $    30,805
eFunds Corp./1/                                1,896       30,146
Chemed Corp.                                     778       29,875
American Superconductor Corp./1/               3,784       29,212
Three-Five Systems Inc./1/                     2,068       28,952
BE Aerospace Inc./1/                           2,200       28,600
Elcor Corp.                                    1,037       27,978
Trinity Industries Inc.                        1,176       27,636
Precision Castparts Corp.                        778       27,518
Spherion Corp./1/                              2,154       27,399
Stericycle Inc./1/                               400       27,012
Methode Electronics Inc. "A"                   2,351       26,966
Regal-Beloit Corp.                             1,029       26,908
AAR Corp.                                      2,100       26,754
Arkansas Best Corp./1/                         1,100       26,565
Mueller Industries Inc./1/                       778       26,522
Alexander & Baldwin Inc.                         968       26,301
Dycom Industries Inc./1/                       1,735       26,251
CTS Corp.                                      1,516       25,999
Wabash National Corp.                          2,600       25,454
DDi Corp./1/                                   4,134       24,887
Briggs & Stratton Corp.                          588       24,784
Carlisle Companies Inc.                          588       23,808
ProBusiness Services Inc./1/                   1,200       23,544
Quanta Services Inc./1/                        1,401       23,481
USFreightways Corp.                              698       23,348
Multex.com Inc./1/                             5,190       23,044
Astec Industries Inc./1/                       1,200       22,380
Helix Technology Corp.                           820       22,189
Tollgrade Communications Inc./1/               1,097       22,061
Arbitron Inc./1/                                 633       21,756
Capstone Turbine Corp./1/                      7,083       21,603
Artesyn Technologies Inc./1/                   2,763       21,469
Hunt (J.B.) Transport Services Inc./1/           790       20,690
Timken Co. (The)                                 775       20,654
Vicor Corp./1/                                 1,403       19,446
Bowne & Co. Inc.                               1,217       19,350
Werner Enterprises Inc.                        1,044       18,531
Atlas Air Worldwide Holdings Inc./1/           1,478       18,431
TeleTech Holdings Inc./1/                      1,498       18,351
EMCOR Group Inc./1/                              300       18,255
MasTec Inc./1/                                 2,075       16,144
G&K Services Inc. "A"                            390       16,087
Curtiss-Wright Corp.                             200       15,060
Hughes Supply Inc.                               300       12,516
Plug Power Inc./1/                             1,190       12,447
Esterline Technologies Corp./1/                  500       11,625
MSC Industrial Direct Co. Inc. "A"/1/            475       10,094
Landstar System Inc./1/                          100        9,790
Albany International Corp. "A"                   375        9,442
Granite Construction Inc.                        398        9,198
Forrester Research Inc./1/                       500        9,125
MedQuist Inc./1/                                 302        8,722
Overseas Shipholding Group Inc.                  375        8,565
Texas Industries Inc.                            200        7,756
Insituform Technologies Inc. "A"/1/              300        7,455
Roadway Corp.                                    200        6,100
Viasys Healthcare Inc./1/                        300        6,054
Wallace Computer Services Inc.                   254        5,525
Kaman Corp. "A"                                  200        3,590
Waste Connections Inc./1/                        100        3,530
Park Electrochemical Corp.                       100        3,025
Stewart & Stevenson Services Inc.                100        1,889
TOTAL COMMON STOCKS
  (COST: $94,414,461)                                  84,597,203

SHORT TERM INSTRUMENTS - 2.21%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     1,354,582    1,354,582
Dreyfus Money Market Fund                    122,414      122,414
Goldman Sachs Financial Square Prime
  Obligation Fund                             83,979       83,979
Providian Temp Cash Money Market Fund        309,256      309,256
TOTAL SHORT TERM INSTRUMENTS
  (COST: $1,870,231)                                    1,870,231

TOTAL INVESTMENTS IN SECURITIES - 102.17%
  (COST $96,284,692)                                   86,467,434
OTHER ASSETS, LESS LIABILITIES - (2.17%)               (1,833,047)
                                                      -----------
NET ASSETS - 100.00%                                  $84,634,387
                                                      ===========

/1/  Non-income earning securities.

See Notes to Financial Statements.

Schedules of Investments                                                      75

Schedule of Investments

iShares Dow Jones U.S. Technology Sector Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

COMMON STOCKS - 100.03%
Microsoft Corp./1/                           409,219  $ 21,385,785
Intel Corp.                                  589,432    16,863,649
International Business Machines Corp.        150,865    12,636,452
Cisco Systems Inc./1/                        637,354     9,337,236
Dell Computer Corp./1/                       201,998     5,320,627
Texas Instruments Inc.                       151,982     4,700,803
Oracle Corp./1/                              367,588     3,690,583
Applied Materials Inc./1/                    143,634     3,493,179
Motorola Inc.                                194,978     3,002,661
Hewlett-Packard Co.                          143,232     2,449,267
Sun Microsystems Inc./1/                     285,628     2,336,437
Electronic Data Systems Corp.                 38,261     2,076,042
QUALCOMM Inc./1/                              66,962     2,019,574
EMC Corp./1/                                 193,217     1,766,003
Compaq Computer Corp.                        148,997     1,512,320
Maxim Integrated Products Inc./1/             28,250     1,406,850
Lucent Technologies Inc./1/                  298,351     1,372,415
Analog Devices Inc./1/                        31,930     1,180,133
Micron Technology Inc./1/                     47,507     1,125,916
Xilinx Inc./1/                                29,290     1,105,990
Linear Technology Corp.                       27,764     1,078,909
Veritas Software Corp./1/                     34,792       986,005
KLA-Tencor Corp./1/                           16,376       965,693
Pitney Bowes Inc.                             21,372       899,761
Siebel Systems Inc./1/                        36,335       878,944
Adobe Systems Inc.                            20,793       830,888
Apple Computer Inc./1/                        30,768       746,739
Computer Associates International Inc.        40,041       744,763
SunGard Data Systems Inc./1/                  24,441       727,364
Altera Corp./1/                               34,096       701,014
Lexmark International Inc. "A"/1/             11,310       676,112
Intuit Inc./1/                                17,037       667,510
Computer Sciences Corp./1/                    14,162       635,166
Novellus Systems Inc./1/                      12,457       590,462
Broadcom Corp. "A"/1/                         16,273       561,418
Xerox Corp./1/                                62,945       557,063
Corning Inc.                                  82,991       555,210
Affiliated Computer Services
  Inc. "A"/1/                                  9,990       540,159
PeopleSoft Inc./1/                            22,739       526,863
Teradyne Inc./1/                              15,844       522,060
Brocade Communications Systems Inc./1/        20,348       520,705
Microchip Technology Inc./1/                  11,631       517,579
Network Appliance Inc./1/                     29,048       506,888
National Semiconductor Corp./1/               15,540       489,821
Yahoo! Inc./1/                                31,781       469,088
JDS Uniphase Corp./1/                        105,052       455,926
Symantec Corp./1/                             12,474       441,704
Cadence Design Systems Inc./1/                21,440       439,091
LSI Logic Corp./1/                            32,188       413,616
Rockwell Collins Inc.                         16,017       381,525
Unisys Corp./1/                               28,041       378,553
QLogic Corp./1/                                8,052       368,057
BEA Systems Inc./1/                           33,160       355,475
NVIDIA Corp./1/                                9,877       343,818
Atmel Corp./1/                                38,045       342,405
Amdocs Ltd./1/                                15,732       341,856
Advanced Micro Devices Inc./1/                29,860       333,835
NCR Corp./1/                                   8,532       331,553
BMC Software Inc./1/                          21,422       309,762
Check Point Software Technologies
  Ltd./1/                                     15,838       287,460
Lam Research Corp./1/                         10,946       280,874
Tellabs Inc./1/                               32,684       277,487
Scientific-Atlanta Inc.                       13,757       275,140
Agere Systems Inc./1/                         63,907       270,966
Mercury Interactive Corp./1/                   7,263       270,692
ADC Telecommunications Inc./1/                68,830       267,749
International Rectifier Corp./1/               5,572       256,981
Integrated Device Technology Inc./1/           9,163       256,930
Compuware Corp./1/                            32,684       256,243
Rational Software Corp./1/                    17,068       248,681
Juniper Networks Inc./1/                      24,289       245,562
Synopsys Inc./1/                               5,323       240,121
Fairchild Semiconductor International
  Corp. "A"/1/                                 8,755       235,860

76                                    2002 iShares Annual Report to Shareholders
iShares Dow Jones U.S. Technology Sector Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

Cypress Semiconductor Corp./1/                10,579  $    235,594
Conexant Systems Inc./1/                      22,407       228,551
PMC-Sierra Inc./1/                            14,426       224,469
Network Associates Inc./1/                    12,323       218,733
RF Micro Devices Inc./1/                      12,541       218,213
KPMG Consulting Inc./1/                       12,389       216,807
CIENA Corp./1/                                28,703       214,985
Intersil Corp. "A"/1/                          7,863       211,122
Harris Corp.                                   5,788       209,583
Emulex Corp./1/                                7,191       208,467
Marvell Technology Group Ltd./1/               5,710       205,560
Semtech Corp./1/                               6,188       197,892
Comverse Technology Inc./1/                   16,206       194,958
Citrix Systems Inc./1/                        16,502       191,423
Storage Technology Corp./1/                    9,150       188,307
Autodesk Inc.                                  9,646       177,390
Applied Micro Circuits Corp./1/               26,244       177,147
3Com Corp./1/                                 30,605       176,591
Reynolds & Reynolds Co. (The) "A"              6,051       175,237
VeriSign Inc./1/                              18,656       172,568
WebMD Corp./1/                                24,881       171,679
IKON Office Solutions Inc.                    12,485       162,305
Polycom Inc./1/                                7,852       161,908
Palm Inc./1/                                  49,851       158,028
Avaya Inc./1/                                 24,712       151,732
Henry (Jack) & Associates Inc.                 6,395       148,876
Amkor Technology Inc./1/                       7,396       148,660
Overture Services Inc./1/                      4,296       146,880
KEMET Corp./1/                                 7,542       146,089
Advent Software Inc./1/                        2,794       137,968
Adaptec Inc./1/                                9,159       134,637
Varian Semiconductor Equipment
  Associates Inc./1/                           2,858       133,526
Micrel Inc./1/                                 5,957       130,756
Cerner Corp./1/                                2,454       130,332
Zebra Technologies Corp. "A"/1/                2,270       128,641
Advanced Fibre Communications Inc./1/          7,215       127,994
Crown Castle International Corp./1/           17,206       125,604
Level 3 Communications Inc./1/                30,445       124,216
Axcelis Technologies Inc./1/                   8,540       122,976
Sybase Inc./1/                                 8,702       122,350
UTStarcom Inc./1/                              4,957       121,446
Maxtor Corp./1/                               17,316       120,000
Andrew Corp./1/                                7,157       118,735
Novell Inc./1/                                31,710       117,327
Peregrine Systems Inc./1/                     16,776       114,916
Macromedia Inc./1/                             5,132       114,905
Lattice Semiconductor Corp./1/                 9,622       114,021
Mentor Graphics Corp./1/                       5,631       108,678
Credence Systems Corp./1/                      5,308       107,434
Gateway Inc./1/                               19,516       106,948
TriQuint Semiconductor Inc./1/                10,504       106,511
NetIQ Corp./1/                                 4,738       106,273
Retek Inc./1/                                  4,465       105,370
Fair Isaac and Co. Inc.                        1,870       104,234
Perot Systems Corp. "A"/1/                     5,850       104,130
Vitesse Semiconductor Corp./1/                17,212       102,928
Quantum Corp./1/                              13,699       100,688
Western Digital Corp./1/                      16,188       100,204
Avocent Corp./1/                               3,778        94,450
Parametric Technology Corp./1/                23,025        93,021
SanDisk Corp./1/                               5,641        92,287
LTX Corp./1/                                   4,284        90,864
Extreme Networks Inc./1/                       9,970        89,630
Openwave Systems Inc./1/                      15,315        87,602
Electronics For Imaging Inc./1/                4,693        84,052
EarthLink Inc./1/                             11,336        82,526
Elantec Semiconductor Inc./1/                  1,996        82,515
Black Box Corp./1/                             1,760        82,350
Amphenol Corp. "A"/1/                          1,861        81,605
i2 Technologies Inc./1/                       25,895        81,569
American Management Systems Inc./1/            3,555        81,338
Photronics Inc./1/                             2,426        80,228
Manugistics Group Inc./1/                      5,067        79,856
Finisar Corp./1/                              12,422        79,377
Cirrus Logic Inc./1/                           6,520        79,218
Ariba Inc./1/                                 21,067        79,001
Ascential Software Corp./1/                   22,875        78,690
Kulicke & Soffa Industries Inc./1/             4,305        78,093


Schedules of Investments                                                      77
iShares Dow Jones U.S. Technology Sector Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

ATMI Inc./1/                                   2,531  $     77,195
American Tower Corp./1/                       15,464        77,165
Edwards (J.D.) & Co./1/                        6,863        76,179
Cree Inc./1/                                   6,396        75,409
Keane Inc./1/                                  4,725        73,899
Internet Security Systems Inc./1/              3,689        72,304
Plantronics Inc./1/                            3,372        71,014
CACI International Inc. "A"/1/                 2,334        70,426
Silicon Storage Technology Inc./1/             7,044        69,876
CommScope Inc./1/                              4,369        69,380
Exar Corp./1/                                  3,432        68,434
Intergraph Corp./1/                            3,985        67,745
Powerwave Technologies Inc./1/                 5,648        67,437
Hyperion Solutions Corp./1/                    2,872        67,205
Wind River Systems Inc./1/                     6,044        65,819
RealNetworks Inc./1/                           9,357        65,780
Documentum Inc./1/                             3,379        65,620
Oak Technology Inc./1/                         4,482        63,779
JDA Software Group Inc./1/                     2,042        61,750
Silicon Laboratories Inc./1/                   2,069        61,160
webMethods Inc./1/                             4,101        61,023
HNC Software Inc./1/                           3,123        59,712
ONI Systems Inc./1/                           11,326        59,235
Brooks Automation Inc./1/                      1,631        58,145
Loral Space & Communications Ltd./1/          29,353        57,825
GlobeSpanVirata Inc./1/                        9,662        57,006
Zoran Corp./1/                                 1,559        56,451
Rambus Inc./1/                                 8,422        56,259
Borland Software Corp./1/                      5,141        56,037
Vignette Corp./1/                             21,623        55,571
Sycamore Networks Inc./1/                     16,373        55,341
InterDigital Communications Corp./1/           4,824        54,752
Legato Systems Inc./1/                         7,824        53,986
FileNET Corp./1/                               3,119        53,803
Avant! Corp./1/                                3,198        53,247
Micromuse Inc./1/                              6,439        52,542
Actel Corp./1/                                 2,131        51,783
Mercury Computer Systems Inc./1/               1,780        51,531
Power Integrations Inc./1/                     2,417        51,120
Asyst Technologies Inc./1/                     3,108        50,971
Foundry Networks Inc./1/                       8,634        49,127
Advanced Digital Information Corp./1/          5,433        48,897
TIBCO Software Inc./1/                         5,826        48,880
Mykrolis Corp./1/                              3,307        48,745
Cable Design Technologies Corp./1/             3,873        48,684
Informatica Corp./1/                           6,110        48,452
McDATA Corp. "A"/1/                            7,132        48,426
Iomega Corp./1/                                3,843        48,422
Alpha Industries Inc./1/                       3,895        47,714
Red Hat Inc./1/                               10,391        47,695
ADTRAN Inc./1/                                 1,909        47,458
Riverstone Networks Inc./1/                   10,095        47,446
DuPont Photomasks Inc./1/                      1,217        47,439
Cohu Inc.                                      1,684        47,169
Echelon Corp./1/                               2,982        47,116
Silicon Image Inc./1/                          4,875        47,044
Sonus Networks Inc./1/                        16,880        46,420
DSP Group Inc./1/                              2,157        45,772
Kopin Corp./1/                                 5,731        45,504
Arris Group Inc./1/                            5,218        45,292
InFocus Corp./1/                               3,441        44,527
MICROS Systems Inc./1/                         1,542        43,176
S1 Corp./1/                                    4,801        43,065
Systems & Computer Technology Corp./1/         2,739        42,591
Silicon Graphics Inc./1/                      15,104        42,291
Verity Inc./1/                                 3,121        41,634
Tekelec/1/                                     3,920        41,474
Harmonic Inc./1/                               5,147        41,433
PRI Automation Inc./1/                         2,221        41,288
ESS Technology Inc./1/                         2,573        41,091
CNET Networks Inc./1/                          9,996        40,984
Dendrite International Inc./1/                 3,063        40,585
Quest Software Inc./1/                         3,015        39,195
Interwoven Inc./1/                             9,211        38,870
PanAmSat Corp./1/                              1,612        37,866
Aspen Technology Inc./1/                       2,792        37,832
E.piphany Inc./1/                              6,241        37,571


78                                    2002 iShares Annual Report to Shareholders
iShares Dow Jones U.S. Technology Sector Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

Transaction Systems Architects Inc.
  "A"/1/                                       3,196  $     37,074
Read-Rite Corp./1/                            10,348        36,735
Trimble Navigation Ltd./1/                     2,211        36,680
Agile Software Corp./1/                        3,993        36,576
Concurrent Computer Corp./1/                   5,227        35,805
Sapient Corp./1/                               7,336        35,800
Hutchinson Technology Inc./1/                  1,991        35,659
SonicWALL Inc./1/                              4,697        34,852
Roxio Inc./1/                                  1,617        34,361
Inter-Tel Inc.                                 1,674        34,334
C-COR.net Corp./1/                             2,975        32,546
Centillium Communications Inc./1/              2,723        31,641
Redback Networks Inc./1/                      13,990        31,617
General Cable Corp.                            2,687        30,847
Integrated Silicon Solution Inc./1/            2,292        30,713
DMC Stratex Networks Inc./1/                   7,260        30,492
CIBER Inc./1/                                  4,353        30,471
Ultratech Stepper Inc./1/                      1,682        28,712
REMEC Inc./1/                                  3,585        28,680
Imagistics International Inc./1/               1,647        28,658
Electroglas Inc./1/                            1,680        28,241
Inktomi Corp./1/                              12,160        28,211
Liberate Technologies/1/                       5,527        28,132
RSA Security Inc./1/                           4,596        28,036
Actuate Corp./1/                               4,883        27,589
Corvis Corp./1/                               22,830        27,396
ANADIGICS Inc./1/                              2,687        27,246
MatrixOne Inc./1/                              3,826        26,399
DiamondCluster International
  Inc. "A"/1/                                  2,015        25,389
Computer Network Technology Corp./1/           2,627        25,062
SERENA Software Inc./1/                        1,820        25,025
Alliance Semiconductor Corp./1/                2,337        24,912
FSI International Inc./1/                      2,021        24,110
IDX Systems Corp./1/                           1,379        23,815
InfoSpace Inc./1/                             20,150        23,575
Commerce One Inc./1/                          20,983        23,291
Answerthink Inc./1/                            3,557        22,943
Aspect Communications Corp./1/                 4,497        21,541
AXT Inc./1/                                    1,829        21,216
Netegrity Inc./1/                              2,771        21,198
Transmeta Corp./1/                             8,971        21,172
EMCORE Corp./1/                                2,339        20,700
M-Systems Flash Disk Pioneers Ltd./1/          2,367        20,569
MRO Software Inc./1/                           1,422        20,562
BroadVision Inc./1/                           19,970        20,369
F5 Networks Inc./1/                            1,564        20,363
RadiSys Corp./1/                               1,354        19,863
Covansys Corp./1/                              2,324        18,592
Vitria Technology Inc./1/                      8,146        18,328
Entrust Inc./1/                                4,212        17,648
Viewpoint Corp./1/                             2,922        17,532
Keynote Systems Inc./1/                        1,891        17,265
Enterasys Networks Inc./1/                    15,660        17,226
Portal Software Inc./1/                       11,347        16,794
Akamai Technologies Inc./1/                    7,317        16,756
Siliconix Inc./1/                                523        16,569
New Focus Inc./1/                              5,551        16,375
Stratos Lightwave Inc./1/                      5,709        15,757
Packeteer Inc./1/                              2,200        15,400
Handspring Inc./1/                             5,901        15,343
Avanex Corp./1/                                4,743        14,940
MetaSolv Inc./1/                               2,454        14,479
Nuance Communications Inc./1/                  2,550        14,280
MRV Communications Inc./1/                     6,895        14,066
Oplink Communications Inc./1/                 10,905        13,958
Kana Software Inc./1/                          1,350        13,891
Allen Telecom Inc./1/                          2,092        13,786
StorageNetworks Inc./1/                        4,570        13,294
Terayon Communication Systems Inc./1/          5,536        13,286
WatchGuard Technologies Inc./1/                2,056        13,220
PLX Technology Inc./1/                         1,746        12,990
Symmetricom Inc./1/                            2,023        12,947
TranSwitch Corp./1/                            7,680        12,826
PC-Tel Inc./1/                                 1,551        12,718
InterVoice-Brite Inc./1/                       2,785        12,254
McDATA Corp. "B"/1/                            1,744        12,121
AudioCodes Ltd./1/                             3,563        11,900


Schedules of Investments                                                      79
iShares Dow Jones U.S. Technology Sector Index Fund
April 30, 2002

Security                                      Shares         Value
------------------------------------------------------------------

SeeBeyond Technology Corp./1/                  3,323  $     11,431
SpeechWorks International Inc./1/              2,332        11,427
NMS Communications Corp./1/                    3,331        11,026
SBA Communications Corp./1/                    3,761        10,866
Digital River Inc./1/                          1,999         9,875
OpenTV Corp./1/                                2,315         9,816
hi/fn Inc./1/                                    917         9,720
Stellent Inc./1/                               1,740         9,170
Netro Corp./1/                                 3,190         8,900
Ditech Communications Corp./1/                 2,665         8,126
Internap Network Services Corp./1/            11,367         6,593
MicroStrategy Inc./1/                          3,371         5,832
SpectraSite Holdings Inc./1/                  12,289         4,916
Universal Access Global Holdings Inc./1/       4,199         3,611
TOTAL COMMON STOCKS
  (Cost: $231,355,304)                                 141,115,921
SHORT TERM INSTRUMENTS - 2.90%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     2,926,324     2,926,324
Dreyfus Money Market Fund                    276,191       276,191
Goldman Sachs Financial Square Prime
  Obligation Fund                            189,476       189,476
Providian Temp Cash Money Market Fund        697,745       697,745
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $4,089,736)                                     4,089,736

TOTAL INVESTMENTS IN SECURITIES - 102.93%
  (Cost $235,445,040)                                  145,205,657
Other Assets, Less Liabilities - (2.93%)                (4,132,781)
                                                      ------------
NET ASSETS - 100.00%                                  $141,072,876
                                                      ============

/1/  Non-income earning securities.

See notes to financial statements.

80                                    2002 iShares Annual Report to Shareholders

Schedule of Investments

iShares Dow Jones U.S. Telecommunications Sector Index Fund
April 30, 2002

Security                                      Shares        Value
-----------------------------------------------------------------

COMMON STOCKS - 99.99%
Verizon Communications Inc.                  270,794  $10,861,547
SBC Communications Inc.                      335,191   10,411,032
BellSouth Corp.                              150,249    4,560,057
Telephone & Data Systems Inc.                 29,636    2,548,696
AT&T Corp.                                   191,552    2,513,162
Alltel Corp.                                  50,317    2,490,691
AT&T Wireless Services Inc./1/               274,675    2,458,341
Citizens Communications Co./1/               258,179    2,393,319
Broadwing Inc./1/                            336,408    2,220,293
CenturyTel Inc.                               79,639    2,206,000
WorldCom Corp./1/                            747,700    1,853,548
Sprint Corp. (FON Group)                      96,970    1,536,975
BCE Inc.                                      69,000    1,206,810
Qwest Communications International Inc.      198,574      998,827
Sprint Corp. (PCS Group)/1/                   81,147      909,658
Nextel Communications Inc. "A"/1/            115,411      635,915
Time Warner Telecom Inc. "A"/1/              105,323      397,068
Motorola Inc.                                 20,900      321,860
Allegiance Telecom Inc./1/                   103,435      209,973
Nextel Partners Inc. "A"/1/                   23,490      119,564
IDT Corp. "B"/1/                               6,504      113,885
United States Cellular Corp./1/                2,536      100,172
IDT Corp./1/                                   4,208       84,160
Western Wireless Corp. "A"/1/                 12,129       76,898
WorldCom Inc.- MCI Group                      14,383       53,951
AirGate PCS Inc./1/                            3,009       43,029
Touch America Holdings Inc./1/                12,000       40,680
Triton PCS Holdings Inc. "A"/1/                4,611       37,119
Leap Wireless International Inc./1/            4,535       33,650
Aether Systems Inc./1/                         4,042       13,460
Wireless Facilities Inc./1/                    1,767        7,987
TOTAL COMMON STOCKS
  (Cost: $73,706,059)                                  51,458,327

SHORT TERM INSTRUMENTS - 9.48%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     3,486,831    3,486,831
Dreyfus Money Market Fund                    330,151      330,151
Goldman Sachs Financial Square Prime
  Obligation Fund                            226,495      226,495
Providian Temp Cash Money Market Fund        834,067      834,067
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $4,877,544)                                    4,877,544

TOTAL INVESTMENTS IN SECURITIES - 109.47%
  (Cost $78,583,603)                                   56,335,871
Other Assets, Less Liabilities - (9.47%)               (4,872,741)
                                                      -----------
NET ASSETS - 100.00%                                  $51,463,130
                                                      ===========

/1/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      81

Schedule of Investments

iShares Dow Jones U.S. Utilities Sector Index Fund
April 30, 2002

Security                                       Shares         Value
-------------------------------------------------------------------

COMMON STOCKS-99.94%
Duke Energy Corp.                             417,876  $ 16,017,187
Southern Co.                                  352,883    10,004,233
Dominion Resources Inc.                       132,771     8,818,650
Exelon Corp.                                  161,669     8,778,627
American Electric Power Co. Inc.              163,332     7,480,606
TXU Corp.                                     134,595     7,324,660
Progress Energy Inc.                          110,188     5,717,655
FPL Group Inc.                                 89,267     5,667,562
Entergy Corp.                                 111,456     5,171,558
FirstEnergy Corp.                             151,046     5,029,832
Public Service Enterprise Group Inc.          105,578     4,893,540
Xcel Energy Inc.                              186,044     4,731,099
Consolidated Edison Inc.                      107,626     4,691,417
PG&E Corp./1/                                 196,474     4,617,139
DTE Energy Co.                                 82,551     3,742,862
Reliant Energy Inc.                           133,243     3,381,707
Edison International/1/                       165,412     3,002,228
Ameren Corp.                                   69,665     2,909,210
Cinergy Corp.                                  80,684     2,866,702
PPL Corp.                                      73,799     2,812,480
Sempra Energy                                 105,187     2,689,632
Constellation Energy Group Inc.                83,110     2,652,871
Allegheny Energy Inc.                          63,279     2,652,656
KeySpan Corp.                                  70,610     2,492,533
Mirant Corp./1/                               202,373     2,444,666
NiSource Inc.                                 104,771     2,315,439
TECO Energy Inc.                               70,838     1,972,130
Pinnacle West Capital Corp.                    42,998     1,884,172
AES Corp. (The)/1/                            233,706     1,874,321
Dynegy Inc. "A"                                97,779     1,760,022
Calpine Corp./1/                              154,815     1,702,965
SCANA Corp.                                    53,167     1,698,686
American Water Works Co. Inc.                  38,439     1,679,784
DPL Inc.                                       64,191     1,670,250
Wisconsin Energy Corp.                         59,150     1,537,900
Northeast Utilities                            67,967     1,359,340
CMS Energy Corp.                               67,309     1,303,102
Energy East Corp.                              59,038     1,298,246
Potomac Electric Power Co.                     55,290     1,263,929
NSTAR                                          26,940     1,233,852
Equitable Resources Inc.                       32,453     1,166,685
ALLETE Inc.                                    38,121     1,164,215
Questar Corp.                                  41,360     1,153,944
Alliant Energy Corp.                           40,126     1,133,559
Nicor Inc.                                     22,753     1,064,385
Aquila Inc.                                    65,714     1,054,053
Conectiv                                       42,082     1,049,525
MDU Resources Group Inc.                       35,104     1,022,580
National Fuel Gas Co.                          40,106       955,325
OGE Energy Corp.                               39,536       935,026
Puget Energy Inc.                              44,031       912,763
Vectren Corp.                                  34,375       857,312
Hawaiian Electric Industries Inc.              17,969       848,856
Great Plains Energy Inc.                       31,387       737,281
IDACORP Inc.                                   19,003       719,073
Peoples Energy Corp.                           17,966       700,674
RGS Energy Group Inc.                          17,548       696,305
Philadelphia Suburban Corp.                    28,508       687,043
WGL Holdings Inc.                              24,623       667,283
AGL Resources Inc.                             25,919       620,501
Piedmont Natural Gas Co.                       16,419       611,608
Cleco Corp.                                    22,811       565,257
DQE Inc.                                       28,367       553,724
ONEOK Inc.                                     24,410       533,603
PNM Resources Inc.                             18,365       532,585
Western Resources Inc.                         28,508       495,754
Black Hills Corp.                              13,424       467,961
Reliant Resources Inc./1/                      29,544       455,864
Energen Corp.                                  15,857       446,375
El Paso Electric Co./1/                        25,590       399,204
Southern Union Co./1/                          22,048       385,840
Avista Corp.                                   23,957       383,072
Sierra Pacific Resources                       51,820       367,404
Northwest Natural Gas Co.                      12,758       362,327
UniSource Energy Corp.                         16,981       342,677
NRG Energy Inc./1/                             25,807       323,104
NUI Corp.                                       7,459       199,901
TOTAL COMMON STOCKS
  (Cost: $181,990,448)                                  180,718,098

82                                    2002 iShares Annual Report to Shareholders
iShares Dow Jones U.S. Utilities Sector Index Fund
April 30, 2002

Security                                       Shares         Value
-------------------------------------------------------------------

SHORT TERM INSTRUMENTS - 9.54%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     12,364,569  $ 12,364,569
Dreyfus Money Market Fund                   1,157,716     1,157,716
Goldman Sachs Financial Square Prime
  Obligation Fund                             794,231       794,231
Providian Temp Cash Money Market Fund       2,924,755     2,924,755
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $17,241,271)                                    17,241,271

TOTAL INVESTMENTS IN SECURITIES - 109.48%
  (Cost $199,231,719)                                   197,959,369
Other Assets, Less Liabilities - (9.48%)                (17,141,503)
                                                       ------------
NET ASSETS - 100.00%                                   $180,817,866
                                                       ============

/1/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      83

Schedule of Investments

iShares Dow Jones U.S. Chemicals Index Fund
April 30, 2002

Security                                   Shares        Value
--------------------------------------------------------------

COMMON STOCKS - 99.99%
Du Pont (E.I.) de Nemours & Co.           57,740   $ 2,569,430
Dow Chemical Co. (The)                    61,089     1,942,630
Air Products & Chemicals Inc.             15,526       746,024
PPG Industries Inc.                       10,181       532,568
Avery Dennison Corp.                       8,149       521,944
Praxair Inc.                               8,704       496,998
Rohm & Haas Co. "A"                       11,580       429,734
Ecolab Inc.                                9,021       396,112
Engelhard Corp.                           12,060       366,865
Eastman Chemical Co.                       6,444       284,180
Sigma-Aldrich Corp.                        5,924       280,679
International Flavors & Fragrances Inc.    7,935       255,507
Ashland Inc.                               4,206       171,731
RPM Inc.                                   9,820       166,449
Lubrizol Corp.                             4,310       148,609
Cabot Corp.                                4,971       148,136
Lyondell Chemical Co.                      9,615       142,110
Crompton Corp.                            11,669       140,611
Valspar Corp. (The)                        2,988       137,597
OM Group Inc.                              1,735       115,811
IMC Global Inc.                            8,681       109,381
Hercules Inc./1/                           8,499       103,688
Cytec Industries Inc./1/                   2,985        98,475
Fuller (H.B.) Co.                          3,040        94,574
Millennium Chemicals Inc.                  6,571        89,694
Great Lakes Chemical Corp.                 3,105        79,923
Ferro Corp.                                2,196        62,191
Georgia Gulf Corp.                         2,364        52,079
WD-40 Co.                                  1,826        49,923
Wellman Inc.                               2,700        44,820
Schulman (A.) Inc.                         2,199        44,640
MacDermid Inc.                             1,839        40,458
TOTAL COMMON STOCKS
  (Cost: $10,825,280)                               10,863,571

SHORT TERM INSTRUMENTS - 0.10%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                    11,311        11,311
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $11,311)                                       11,311

TOTAL INVESTMENTS IN SECURITIES - 100.09%
  (Cost $10,836,591)                                10,874,882
Other Assets, Less Liabilities - (0.09%)               (10,245)
                                                   -----------
NET ASSETS - 100.00%                               $10,864,637
                                                   ===========

/1/  Non-income earning securities.

See notes to financial statements.

84                                    2002 iShares Annual Report to Shareholders

Schedule of Investments

iShares Dow Jones U.S. Financial Services Index Fund
April 30, 2002

Security                                    Shares        Value
---------------------------------------------------------------

COMMON STOCKS - 99.87%
Citigroup Inc.                             190,620  $ 8,253,846
Bank of America Corp.                       58,105    4,211,450
Wells Fargo & Co.                           63,120    3,228,588
Fannie Mae                                  36,935    2,915,280
JP Morgan Chase & Co.                       73,325    2,573,708
Wachovia Corp.                              50,267    1,912,157
American Express Co.                        43,543    1,785,698
Bank One Corp.                              43,145    1,763,336
Morgan Stanley Dean Witter & Co.            36,934    1,762,490
U.S. Bancorp                                72,305    1,713,629
Freddie Mac                                 25,735    1,681,782
FleetBoston Financial Corp.                 38,589    1,362,192
Washington Mutual Inc.                      35,816    1,351,338
Fifth Third Bancorp                         18,012    1,235,443
Merrill Lynch & Co. Inc.                    29,209    1,225,025
Marsh & McLennan Companies Inc.             10,171    1,028,085
Bank of New York Co. Inc. (The)             27,350    1,000,736
MBNA Corp.                                  27,815      986,042
Household International Inc.                16,895      984,810
Mellon Financial Corp.                      17,287      652,757
BB&T Corp.                                  16,943      645,189
SunTrust Banks Inc.                          9,196      625,144
Goldman Sachs Group Inc. (The)               7,898      621,967
State Street Corp.                          12,036      615,160
National City Corp.                         19,255      600,756
PNC Financial Services Group (The)          10,485      578,248
USA Education Inc.                           5,787      554,684
Lehman Brothers Holdings Inc.                8,798      519,082
Capital One Financial Corp.                  7,933      475,107
KeyCorp                                     15,721      441,917
Schwab (Charles) Corp. (The)                38,410      437,490
Hancock (John) Financial Services Inc.      11,025      425,565
Comerica Inc.                                6,542      411,165
Northern Trust Corp.                         7,698      408,918
Golden West Financial Corp.                  5,007      342,429
SouthTrust Corp.                            12,592      335,955
AmSouth Bancorp                             13,453      305,518
Regions Financial Corp.                      8,400      294,588
Charter One Financial Inc.                   8,297      293,548
M&T Bank Corp.                               3,259      278,253
Synovus Financial Corp.                      9,562      258,556
Union Planters Corp.                         5,073      254,208
North Fork Bancorp Inc.                      5,976      230,793
Marshall & Ilsley Corp.                      3,613      229,967
Bear Stearns Companies Inc. (The)            3,697      228,992
Franklin Resources Inc.                      5,403      226,386
National Commerce Financial Corp.            7,578      212,108
Countrywide Credit Industries Inc.           4,516      210,942
Huntington Bancshares Inc.                   9,262      187,926
Zions Bancorporation                         3,402      183,980
First Tennessee National Corp.               4,676      180,774
Stilwell Financial Inc.                      8,096      172,931
Compass Bancshares Inc.                      4,728      169,121
T. Rowe Price Group Inc.                     4,535      159,042
GreenPoint Financial Corp.                   3,159      156,213
Banknorth Group Inc.                         5,654      149,209
BISYS Group Inc. (The)/1/                    4,346      148,633
Golden State Bancorp Inc.                    4,304      141,989
TCF Financial Corp.                          2,684      139,702
Sovereign Bancorp Inc.                       9,107      131,414
Popular Inc.                                 4,301      126,492
AmeriCredit Corp./1/                         3,105      120,536
Edwards (A.G.) Inc.                          2,945      120,509
Commerce Bancorp Inc.                        2,421      119,573
Legg Mason Inc.                              2,350      118,064
Hibernia Corp. "A"                           5,866      117,027
Federated Investors Inc. "B"                 3,595      115,256
Astoria Financial Corp.                      3,407      109,331
Mercantile Bankshares Corp.                  2,571      105,822
Principal Financial Group (The)/1/           3,700      102,860
First Virginia Banks Inc.                    1,781      101,927
Valley National Bancorp                      2,834      100,834
Associated Banc-Corp                         2,687      100,666
SEI Investment Co.                           2,920       98,375
New York Community Bancorp Inc.              3,215       95,357
UnionBanCal Corp.                            1,970       95,348
Allied Capital Corp.                         3,650       95,265
Commerce Bancshares Inc.                     2,102       93,266
Neuberger Berman Inc.                        2,121       92,157
FirstMerit Corp.                             3,168       89,971

Schedules of Investments                                                      85
iShares Dow Jones U.S. Financial Services Index Fund
April 30, 2002

Security                                    Shares        Value
---------------------------------------------------------------

E*TRADE Group Inc./1/                       11,703  $    88,241
Investors Financial Services Corp.           1,187       87,411
City National Corp.                          1,506       83,206
Investment Technology Group Inc./1/          1,785       82,110
Eaton Vance Corp.                            2,139       78,138
Bank of Hawaii Corp.                         2,737       77,950
Wilmington Trust Corp.                       1,206       76,147
Waddell & Reed Financial Inc. "A"            2,946       75,860
Fulton Financial Corp.                       3,051       75,299
Providian Financial Corp.                   10,530       74,763
Webster Financial Corp.                      1,815       71,928
Cullen/Frost Bankers Inc.                    1,905       71,895
Roslyn Bancorp Inc.                          3,017       69,451
Independence Community Bank Corp.            1,975       64,365
Colonial BancGroup Inc. (The)                4,022       64,352
Sky Financial Group Inc.                     2,732       63,710
BancorpSouth Inc.                            2,821       61,780
Greater Bay Bancorp                          1,838       61,555
Washington Federal Inc.                      2,323       60,677
People's Bank                                2,266       60,230
Hudson City Bancorp Inc.                     1,528       57,407
IndyMac Bancorp Inc./1/                      2,244       56,661
Westamerica Bancorp                          1,280       56,640
First Midwest Bancorp Inc.                   1,843       56,083
Silicon Valley Bancshares/1/                 1,710       54,635
Trustmark Corp.                              2,111       54,400
Hudson United Bancorp                        1,706       54,148
Doral Financial Corp.                        1,531       53,493
Old National Bancorp                         2,127       52,473
Affiliated Managers Group Inc./1/              817       51,960
Raymond James Financial Inc.                 1,531       51,197
LaBranche & Co. Inc./1/                      1,853       50,772
Commercial Federal Corp.                     1,715       50,421
Whitney Holding Corp.                        1,366       49,859
Citizens Banking Corp.                       1,424       47,277
United Bancshares Inc.                       1,398       44,736
Staten Island Bancorp Inc.                   2,107       42,035
American Capital Strategies Ltd.             1,307       41,915
Park National Corp.                            416       41,912
Downey Financial Corp.                         769       40,849
Southwest Bancorp of Texas Inc./1/           1,143       40,039
Chittenden Corp.                             1,181       39,032
Community First Bankshares Inc.              1,410       38,747
Jeffries Group Inc.                            808       37,564
South Financial Group Inc. (The)             1,532       35,282
Provident Financial Group Inc.               1,127       34,114
Metris Companies Inc.                        2,359       30,761
MAF Bancorp Inc.                               830       30,760
Total System Services Inc.                   1,366       30,394
Net.B@nk Inc./1/                             1,869       29,997
Republic Bancorp Inc.                        2,003       29,644
East West Bancorp Inc.                         822       29,428
UCBH Holdings Inc.                             724       28,562
W.P. Stewart & Co. Ltd.                        971       27,596
Texas Regional Bancshares Inc. "A"             545       27,250
Ameritrade Holding Corp. "A"/1/              4,760       25,561
Provident Bankshares Corp.                     947       24,679
AMCORE Financial Inc.                          922       22,127
Sterling Bancshares Inc.                     1,568       21,450
Knight Trading Group Inc./1/                 3,711       20,819
Anchor BanCorp Wisconsin Inc.                  878       19,316
Dime Community Bancshares                      803       18,666
FirstFed Financial Corp./1/                    634       18,132
Harbor Florida Bancshares Inc.                 837       17,016
CMGI Inc./1/                                12,520       16,026
Pacific Northwest Bancorp                      570       15,994
First Sentinel Bancorp Inc.                  1,077       15,843
Bay View Capital Corp./1/                    2,184       15,288
PFF Bancorp Inc.                               464       15,219
GBC Bancorp                                    430       13,846
SWS Group Inc.                                 597       12,000
BSB Bancorp Inc.                               366       10,954
Ocwen Financial Corp./1/                     1,458       10,935
Safeguard Scientifics Inc./1/                3,958       10,370
OceanFirst Financial Corp.                     279        8,895
Medallion Financial Corp.                      556        2,858
TOTAL COMMON STOCKS
  (Cost: $60,785,998)                                60,013,702

86                                    2002 iShares Annual Report to Shareholders
iShares Dow Jones U.S. Financial Services Index Fund
April 30, 2002

Security                                    Shares        Value
---------------------------------------------------------------

SHORT TERM INSTRUMENTS - 1.20%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     531,090  $   531,090
Dreyfus Money Market Fund                   45,167       45,167
Goldman Sachs Financial Square Prime
  Obligation Fund                           30,987       30,987
Providian Temp Cash Money Market Fund      114,107      114,107
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $721,351)                                      721,351

TOTAL INVESTMENTS IN SECURITIES - 101.07%
  (Cost $61,507,349)                                 60,735,053
Other Assets, Less Liabilities - (1.07%)               (642,807)
                                                    -----------
NET ASSETS - 100.00%                                $60,092,246
                                                    ===========

/1/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      87

Schedule of Investments

iShares Dow Jones U.S. Internet Index Fund
April 30, 2002


Security                                    Shares        Value
---------------------------------------------------------------

COMMON STOCKS - 100.03%
eBay Inc./1/                                34,036  $ 1,807,312
Yahoo! Inc./1/                             100,574    1,484,472
Amazon.com Inc./1/                          68,774    1,147,838
BEA Systems Inc./1/                        104,882    1,124,335
Check Point Software
  Technologies Ltd./1/                      50,097      909,260
TMP Worldwide Inc./1/                       23,205      700,095
E*TRADE Group Inc./1/                       88,116      664,395
WebMD Corp./1/                              79,899      551,303
VeriSign Inc./1/                            59,224      547,822
Overture Services Inc./1/                   13,878      474,489
CheckFree Corp./1/                          22,272      453,458
Expedia Inc. "A"/1/                          4,975      402,159
Macromedia Inc./1/                          16,340      365,852
DoubleClick Inc./1/                         34,920      270,979
EarthLink Inc./1/                           36,306      264,308
i2 Technologies Inc./1/                     81,767      257,566
Ariba Inc./1/                               67,698      253,867
Internet Security Systems Inc./1/           11,781      230,907
Hotel Reservations Network Inc. "A"/1/       3,667      230,728
RealNetworks Inc./1/                        29,276      205,810
webMethods Inc./1/                          13,193      196,312
Ameritrade Holding Corp. "A"/1/             35,837      192,445
FreeMarkets Inc./1/                         10,180      180,797
Vignette Corp./1/                           68,159      175,169
TIBCO Software Inc./1/                      18,665      156,599
CNET Networks Inc./1/                       32,350      132,635
Interwoven Inc./1/                          28,986      122,321
Agile Software Corp./1/                     13,273      121,581
CMGI Inc./1/                                94,521      120,987
Priceline.com Inc./1/                       23,302      117,652
Ticketmaster "B"/1/                          4,707      110,756
Inktomi Corp./1/                            39,351       91,294
InfoSpace Inc./1/                           66,478       77,779
Commerce One Inc./1/                        63,392       70,365
Homestore.com Inc./1/                       26,046       66,157
BroadVision Inc./1/                         63,931       65,210
Akamai Technologies Inc./1/                 24,116       55,226
Portal Software Inc./1/                     35,161       52,038
Internet Capital Group Inc./1/              63,034       28,996
Art Technology Group Inc./1/                15,224       25,119
TOTAL COMMON STOCKS
  (Cost: $26,955,085)                                14,506,393

SHORT TERM INSTRUMENTS - 9.44%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     977,665      977,665
Dreyfus Money Market Fund                   92,681       92,681
Goldman Sachs Financial Square Prime
  Obligation Fund                           63,583       63,583
Providian Temp Cash Money Market Fund      234,142      234,142
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $1,368,071)                                  1,368,071

TOTAL INVESTMENTS IN SECURITIES - 109.47%
  (Cost $28,323,156)                                 15,874,464
Other Assets, Less Liabilities - (9.47%)             (1,372,975)
                                                    -----------
NET ASSETS - 100.00%                                $14,501,489
                                                    ===========

/1/  Non-income earning securities.

See notes to financial statements.

88                                    2002 iShares Annual Report to Shareholders

Schedule of Investments

iShares Dow Jones U.S. Real Estate Index Fund
April 30, 2002


Security                                      Shares         Value
------------------------------------------------------------------

COMMON STOCKS - 99.87%
Equity Office Properties Trust               342,341  $  9,801,223
Equity Residential Properties Trust          225,789     6,367,250
Simon Property Group Inc.                    116,910     3,945,712
Archstone-Smith Trust                        143,121     3,858,542
Plum Creek Timber Co. Inc.                   114,609     3,489,844
Prologis Trust                               145,077     3,220,709
Boston Properties Inc.                        75,108     2,927,710
Vornado Realty Trust                          66,234     2,920,919
Apartment Investment & Management
  Co. "A"                                     57,861     2,840,975
Duke Realty Corp.                            102,111     2,685,519
AvalonBay Communities Inc.                    54,786     2,611,649
Public Storage Inc.                           64,678     2,455,824
Host Marriott Corp.                          192,870     2,297,082
General Growth Properties Inc.                47,574     2,175,559
Kimco Realty Corp.                            67,036     2,151,856
AMB Property Corp.                            70,151     1,967,034
Liberty Property Trust                        60,741     1,940,675
Health Care Property Investors Inc.           46,089     1,881,814
Rouse Co. (The)                               57,322     1,854,940
Crescent Real Estate Equities Co.             85,235     1,672,311
Hospitality Properties Trust                  48,427     1,646,518
Security Capital Group Inc. "B"/1/            62,282     1,602,516
Mack-Cali Realty Corp.                        47,468     1,556,950
New Plan Excel Realty Trust                   78,689     1,538,370
Catellus Development Corp./1/                 73,114     1,491,526
United Dominion Realty Trust Inc.             86,061     1,437,219
Arden Realty Inc.                             49,864     1,403,672
Camden Property Trust                         33,836     1,346,673
Weingarten Realty Investors                   37,525     1,335,890
BRE Properties Inc. "A"                       38,006     1,240,896
Highwoods Properties Inc.                     44,081     1,239,558
Annaly Mortgage Management Inc.               66,564     1,211,465
First Industrial Realty Trust Inc.            32,768     1,103,299
Developers Diversified Realty Corp.           47,603     1,052,026
Post Properties Inc.                          30,710     1,043,833
CenterPoint Properties Corp.                  18,947     1,036,401
Healthcare Realty Trust Inc.                  34,135     1,034,290
La Quinta Corp./1/                           119,635       954,687
Reckson Associates Realty Corp.               37,626       918,074
Federal Realty Investment Trust               33,342       898,567
Cousins Properties Inc.                       33,243       897,561
Prentiss Properties Trust                     29,108       895,071
Shurgard Storage Centers Inc. "A"             25,330       892,882
Chelsea Property Group Inc.                   14,603       882,751
HRPT Properties Trust                        101,294       879,232
SL Green Realty Corp.                         24,922       874,762
iStar Financial Inc.                          27,474       854,441
St. Joe Co. (The)                             26,050       801,037
CarrAmerica Realty Corp.                      24,586       789,702
Macerich Co. (The)                            26,196       768,853
Health Care REIT Inc.                         27,021       761,992
LNR Property Corp.                            20,470       749,202
Nationwide Health Properties Inc.             39,411       733,045
CBL & Associates Properties Inc.              19,935       729,621
FelCor Lodging Trust Inc.                     32,936       708,124
Meristar Hospitality Corp.                    37,092       650,965
Brandywine Realty Trust                       26,723       638,412
Kilroy Realty Corp.                           22,654       637,710
Home Properties of NY Inc.                    17,139       617,347
Colonial Properties Trust                     16,042       583,608
Manufactured Home Communities Inc.            16,509       555,033
Glenborough Realty Trust Inc.                 22,525       505,686
Capital Automotive REIT                       20,182       488,404
Mills Corp.                                   15,257       419,873
Koger Equity Inc.                             22,357       409,580
RFS Hotel Investors Inc.                      21,059       319,676
JDN Realty Corp.                              25,047       317,345
Equity Inns Inc.                              30,650       246,426
TOTAL COMMON STOCKS
  (Cost: $104,181,778)                                 106,767,918

SHORT TERM INSTRUMENTS - 2.23%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     1,737,326     1,737,326
Dreyfus Money Market Fund                    152,437       152,437
Goldman Sachs Financial Square Prime
  Obligation Fund                            104,577       104,577
Providian Temp Cash Money Market Fund        385,104       385,104
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $2,379,444)                                     2,379,444

TOTAL INVESTMENTS IN SECURITIES - 102.10%
  (Cost $106,561,222)                                  109,147,362
Other Assets, Less Liabilities - (2.10%)                (2,242,383)
                                                      ------------
NET ASSETS - 100.00%                                  $106,904,979
                                                      ============

/1/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      89

Schedule of Investments

iShares Cohen & Steers Realty Majors Index Fund
April 30, 2002

Security                                    Shares        Value
---------------------------------------------------------------

COMMON STOCKS - 100.01%
Equity Residential Properties Trust        251,232  $ 7,084,742
Equity Office Properties Trust             233,943    6,697,788
Simon Property Group Inc.                  182,939    6,174,191
Archstone-Smith Trust                      183,739    4,953,604
Vornado Realty Trust                       104,511    4,608,935
Public Storage Inc.                        120,483    4,574,740
Prologis Trust                             184,912    4,105,046
Apartment Investment & Management
  Co. "A"                                   78,605    3,859,506
Boston Properties Inc.                      96,062    3,744,497
Duke Realty Corp.                          138,311    3,637,579
AvalonBay Communities Inc.                  72,617    3,461,652
Kimco Realty Corp.                         106,018    3,403,178
Host Marriott Corp.                        278,109    3,312,278
Rouse Co. (The)                             91,026    2,945,601
General Growth Properties Inc.              64,298    2,940,348
AMB Property Corp.                          89,131    2,499,233
Liberty Property Trust                      77,499    2,476,093
Health Care Property Investors Inc.         59,053    2,411,134
CarrAmerica Realty Corp.                    66,175    2,125,541
Weingarten Realty Investors                 54,402    1,936,711
Arden Realty Inc.                           67,539    1,901,223
Highwoods Properties Inc.                   56,243    1,581,553
Cousins Properties Inc.                     52,832    1,426,464
Post Properties Inc.                        39,036    1,326,834
CenterPoint Properties Corp.                24,086    1,317,504
Reckson Associates Realty Corp.             52,820    1,288,808
SL Green Realty Corp.                       31,711    1,113,056
Macerich Co. (The)                          35,936    1,054,722
Nationwide Health Properties Inc.           49,992      929,851
Taubman Centers Inc.                        53,299      796,820
TOTAL COMMON STOCKS
  (cost: $90,339,827)                                89,689,232

SHORT TERM INSTRUMENTS - 0.12%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                      91,482       91,482
Dreyfus Money Market Fund                    4,232        4,232
Goldman Sachs Financial Square Prime
  Obligation Fund                            2,903        2,903
Providian Temp Cash Money Market Fund       10,692       10,692
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $109,309)                                      109,309

TOTAL INVESTMENTS IN SECURITIES - 100.13%
  (Cost $90,449,136)                                 89,798,541
Other Assets, Less Liabilities - (0.13%)               (114,657)
                                                    -----------
NET ASSETS - 100.00%                                $89,683,884
                                                    ===========

See notes to financial statements.

90                                    2002 iShares Annual Report to Shareholders

Statements of Assets and Liabilities

iShares Trust
April 30, 2002

                                                       iShares Dow Jones U.S.
                                   ---------------------------------------------------------
                                                        Basic       Consumer        Consumer
                                          Total     Materials       Cyclical    Non-Cyclical
                                         Market        Sector         Sector          Sector
                                     Index Fund    Index Fund     Index Fund      Index Fund
-------------------------------------------------------------------------------------------
ASSETS
Investments at cost                $138,901,620   $60,818,202   $135,904,579    $110,581,544
                                   ------------   -----------   ------------    ------------
Investments in securities, at
  value (including securities
  on loan/1/) (Note 1)             $123,530,529   $59,591,521   $133,884,910    $116,358,891
Receivables:
  Investment securities sold              7,729             -              -          18,707
  Dividends and interest                 91,811        89,842          9,550          78,272
  iShares sold                                -             -              -          13,053
                                   ------------   -----------   ------------    ------------
Total Assets                        123,630,069    59,681,363    133,894,460     116,468,923
                                   ------------   -----------   ------------    ------------

LIABILITIES
Payables:
  Collateral for securities on
    loan (Note 5)                     2,453,178     1,625,866      4,419,043       1,434,876
  iShares redeemed                            -         4,183              -               -
  Advisory fees (Note 2)                 36,968        62,567        113,720          60,278
                                   ------------   -----------   ------------     -----------
Total Liabilities                     2,490,146     1,692,616      4,532,763       1,495,154
                                   ------------   -----------   ------------     -----------
NET ASSETS                         $121,139,923   $57,988,747   $129,361,697    $114,973,769
                                   ============   ===========   ============     ===========

NET ASSETS CONSIST OF:
  Paid-in capital                   140,414,776    59,418,949    132,558,315     110,019,685
  Undistributed net investment
    income                              135,983        60,137              -         159,446
  Undistributed net realized
    loss                             (4,039,745)     (263,658)    (1,176,949)       (982,709)
  Net unrealized appreciation
    (depreciation)                  (15,371,091)   (1,226,681)    (2,019,669)      5,777,347
                                   ------------   -----------   ------------    ------------
NET ASSETS                         $121,139,923   $57,988,747   $129,361,697    $114,973,769
                                   ============   ===========   ============    ============
iShares outstanding                   2,400,000     1,450,000      2,350,000       2,400,000
                                   ============   ===========   ============    ============
Net asset value per iShare         $      50.47   $     39.99    $     55.05    $      47.91
                                   ============   ===========   ============    ============

/1/  Securities on loan with market values of $2,323,182, $1,557,022, $4,242,860 and $1,364,244, respectively. See Note 5.

See notes to financial statements.

Financial Statements                                                          91
iShares Trust
April 30, 2002

                                                           iShares Dow Jones U.S.
                                     -----------------------------------------------------------
                                           Energy       Financial      Healthcare     Industrial
                                           Sector          Sector          Sector         Sector
                                       Index Fund      Index Fund      Index Fund     Index Fund
------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                  $111,511,232    $121,668,160    $266,840,642    $96,284,692
                                     ------------     -----------    ------------    -----------
Investments in securities, at
  value (including securities
  on loan/1/) (Note 1)               $107,206,795    $125,221,075    $243,534,101    $86,467,434
Receivables:
  Investment securities sold                    -          36,338               -      3,482,718
  Dividends and interest                   48,897         151,141         170,647         34,712
                                     ------------    ------------    ------------    -----------
Total Assets                          107,255,692     125,408,554     243,704,748     89,984,864
                                     ------------    ------------    ------------    -----------

LIABILITIES
Payables:
  Investment securities
    purchased                                   -         218,693         260,142      3,465,598
  Collateral for securities on
    loan (Note 5)                       2,356,904       3,277,077       6,967,069      1,804,215
  Advisory fees (Note 2)                  102,002         117,133         244,965         80,664
                                     ------------    ------------    ------------    -----------
Total Liabilities                       2,458,906       3,612,903       7,472,176      5,350,477
                                     ------------    ------------    ------------    -----------
NET ASSETS                           $104,796,786    $121,795,651    $236,232,572    $84,634,387
                                     ============    ============    ============    ===========

NET ASSETS CONSIST OF:
  Paid-in capital                     111,755,057     119,041,564     261,308,703     99,433,293
  Undistributed net investment
    income                                      -         249,526               -              -
  Undistributed net realized
    loss                               (2,653,834)     (1,048,354)     (1,769,590)    (4,981,648)
  Net unrealized appreciation
    (depreciation)                     (4,304,437)      3,552,915     (23,306,541)    (9,817,258)
                                     ------------    ------------    ------------    -----------
NET ASSETS                           $ 104,796,786   $121,795,651    $236,232,572    $84,634,387
                                     ============    ============    ============    ===========
iShares outstanding                     2,150,000       1,500,000       4,150,000      1,850,000
                                     ============    ============    ============    ===========
Net asset value per iShare           $      48.74    $      81.20    $      56.92     $    45.75
                                     ============    ============    ============    ===========


/1/  Securities on loan with market values of $2,282,306, $3,127,046, $6,732,269 and $1,708,666, respectively. See Note 5.

See notes to financial statements.

92                                    2002 iShares Annual Report to Shareholders
iShares Trust
April 30, 2002

                                                               iShares Dow Jones U.S.
                                  ------------------------------------------------------------------------
                                   Technology     Telecommunications          Utilities
                                       Sector                 Sector             Sector          Chemicals
                                   Index Fund             Index Fund         Index Fund         Index Fund
----------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost               $235,445,040         $  78,583,603     $  199,231,719      $  10,836,591
                                  ------------         -------------     --------------      -------------
Investments in securities, at
  value (including securities
  on loan/1/) (Note 1)            $145,205,657         $  56,335,871     $  197,959,369      $  10,874,882
Receivables:
  Investment securities sold            79,355             3,031,466                  -                  -
  Dividends and interest                 5,611               220,679            281,670             22,445
                                  ------------         -------------     --------------      -------------
Total Assets                       145,290,623            59,588,016        198,241,039         10,897,327
                                  ------------         -------------     --------------      -------------

LIABILITIES
Payables:
  Investment securities
    purchased                                -             3,204,801            201,181             22,844
  Collateral for securities on
    loan (Note 5)                    4,070,684             4,865,990         17,063,181                  -
  Advisory fees (Note 2)               147,063                54,095            158,811              9,846
                                  ------------         -------------     --------------      -------------
Total Liabilities                    4,217,747             8,124,886         17,423,173             32,690
                                  ------------         -------------     --------------      -------------
NET ASSETS                        $141,072,876         $  51,463,130     $  180,817,866      $  10,864,637
                                  ============         =============     ==============      =============

NET ASSETS CONSIST OF:
  Paid-in capital                  246,927,950            90,510,761        187,938,372         11,141,045
  Undistributed net investment
    income                                   -               188,391            389,691             19,875
  Undistributed net realized
    loss                           (15,615,691)          (16,988,290)        (6,237,847)          (334,574)
  Net unrealized appreciation
    (depreciation)                 (90,239,383)          (22,247,732)        (1,272,350)            38,291
                                  ------------         -------------     --------------      -------------
NET ASSETS                        $141,072,876         $  51,463,130     $  180,817,866      $  10,864,637
                                  ============         =============     ==============      =============
iShares outstanding                  3,250,000             2,300,000          2,750,000            250,000
                                  ============         =============     ==============      =============
Net asset value per iShare        $      43.41         $       22.38     $        65.75      $       43.46
                                  ============         =============     ==============      =============

/1/ Securities on loan with market values of $3,782,505, $4,224,768, $16,315,582 and $--, respectively. See Note 5.

See notes to financial statements.

Financial Statements                                                          93
iShares Trust
April 30, 2002

                                           iShares Dow Jones U.S.                 iShares Cohen & Steers
                                    ---------------------------------------       ----------------------
                                     Financial                        Real                        Realty
                                      Services      Internet         Estate                       Majors
                                    Index Fund    Index Fund     Index Fund                   Index Fund
--------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                $ 61,507,349 $ 28,323,156  $ 106,561,222                  $90,449,136
                                   ------------ ------------  -------------                  -----------
Investments in securities, at
  value (including securities
  on loan/1/) (Note 1)             $ 60,735,053 $ 15,874,464  $ 109,147,362                  $89,798,541
Receivables:
  Investment securities sold                  -       10,567        550,574                            -
  Dividends and interest                 84,329          324        236,372                       90,171
Other assets                                  -          669              -                            -
                                   ------------ ------------  -------------                  -----------
Total Assets                         60,819,382   15,886,024    109,934,308                   89,888,712
                                   ------------ ------------  -------------                  -----------

LIABILITIES
Payables:
  Investment securities
    purchased                                 -            -        673,922                       78,802
  Collateral for securities on
    loan (Note 5)                       665,707    1,366,000      2,246,719                       62,376
  iShares redeemed                            -            -              -                       19,604
  Advisory fees (Note 2)                 61,429       18,535        108,688                       44,046
                                   ------------ ------------  -------------                  -----------
Total Liabilities                       727,136    1,384,535      3,029,329                      204,828
                                   ------------ ------------  -------------                  -----------
NET ASSETS                         $ 60,092,246 $ 14,501,489  $ 106,904,979                  $89,683,884
                                   ============ ============  =============                  ===========

NET ASSETS CONSIST OF:
  Paid-in capital                    61,078,785   53,779,310    105,162,331                   90,416,305
  Undistributed net investment
    income                              107,072            -        121,105                       30,173
  Undistributed net realized
    loss                               (321,315) (26,829,129)      (964,597)                    (111,999)
  Net unrealized appreciation
    (depreciation)                     (772,296) (12,448,692)     2,586,140                     (650,595)
                                   ------------ ------------  -------------                  -----------
NET ASSETS                         $ 60,092,246 $ 14,501,489  $ 106,904,979                  $89,683,884
                                   ============ ============  =============                  ===========
iShares outstanding                     650,000    1,450,000      1,250,000                    1,000,000
                                   ============ ============  =============                  ===========
Net asset value per iShare         $      92.45 $      10.00  $       85.52                  $     89.68
                                   ============ ============  =============                  ===========

/1/ Securities on loan with market values of $641,312, $1,248,887, $2,097,522 and $56,867, respectively. See Note 5.

See notes to financial statements.

94                                    2002 iShares Annual Report to Shareholders

Statements of Operations

iShares Trust
Year Ended April 30, 2002

                                                   iShares Dow Jones U.S.
                                      -------------------------------------------------------
                                                           Basic      Consumer       Consumer
                                            Total      Materials      Cyclical   Non-Cyclical
                                           Market         Sector        Sector         Sector
                                       Index Fund     Index Fund    Index Fund     Index Fund
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends                           $  1,173,203/1/ $  491,053   $   290,135    $   707,415
  Interest                                   1,324           580           441            469
  Securities lending income                  9,508           946         6,474          3,259
                                      ------------    ----------   -----------    -----------
Total investment income                  1,184,035       492,579       297,050        711,143
                                      ------------    ----------   -----------    -----------
EXPENSES (NOTE 2)
  Advisory fees                            175,899       146,380       323,311        206,929
                                      ------------    ----------   -----------    -----------
Total expenses                             175,899       146,380       323,311        206,929
                                      ------------    ----------   -----------    -----------
Net investment income (loss)             1,008,136       346,199       (26,261)       504,214
                                      ------------    ----------   -----------    -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS)
  Net realized gain (loss)
    from:
    Investments                         (3,591,113)     (340,679)     (904,976)      (675,468)
    In-kind redemptions                          -     1,546,082      (755,794)     1,420,736
                                      ------------    ----------   -----------    -----------
  Net realized gain (loss)              (3,591,113)    1,205,403    (1,660,770)       745,268
                                      ------------    ----------   -----------    -----------
  Net change in unrealized
    appreciation
    (depreciation) on
    investments                         (8,864,130)   (1,894,605)   (2,197,507)     7,027,878
                                      ------------    ----------   -----------    -----------
Net realized and unrealized
  gain (loss)                          (12,455,243)     (689,202)   (3,858,277)     7,773,146
                                      ------------    ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                          $(11,447,107)   $ (343,003)  $(3,884,538)   $ 8,277,360
                                      ============    ==========   ===========    ===========

/1/  Net of foreign withholding tax of $21.

See notes to financial statements.

Financial Statements                                                          95
iShares Trust
Year Ended April 30, 2002

                                                          iShares Dow Jones U.S.
                                            --------------------------------------------------------
                                                 Energy     Financial      Healthcare     Industrial
                                                 Sector        Sector          Sector         Sector
                                             Index Fund    Index Fund      Index Fund     Index Fund
----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends                                 $ 1,343,737   $ 1,697,915/1/ $  1,895,561   $    581,449
  Interest                                          945         1,712           2,230            969
  Securities lending income                       5,884         4,710          22,059          3,496
                                            -----------   -----------    ------------   ------------
Total investment income                       1,350,566     1,704,337       1,919,850        585,914
                                            -----------   -----------    ------------   ------------
EXPENSES (NOTE 2)
  Advisory fees                                 421,146       489,233       1,099,711        303,207
                                            -----------   -----------    ------------   ------------
Total expenses                                  421,146       489,233       1,099,711        303,207
                                            -----------   -----------    ------------   ------------
Net investment income                           929,420     1,215,104         820,139        282,707
                                            -----------   -----------    ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) from:
    Investments                              (2,080,775)     (856,999)     (1,459,757)    (4,230,340)
    In-kind redemptions                        (253,467)     (151,649)        730,236       (418,981)
                                            -----------   -----------    ------------   ------------
  Net realized loss                          (2,334,242)  $(1,008,648)       (729,521)    (4,649,321)
                                            -----------   -----------    ------------   ------------
  Net change in unrealized appreciation
    (depreciation) on investments            (7,643,808)      689,174     (20,575,403)    (8,322,529)
                                            -----------   -----------    ------------   ------------
Net realized and unrealized loss             (9,978,050)     (319,474)    (21,304,924)   (12,971,850)
                                            -----------   -----------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $(9,048,630)  $   895,630    $(20,484,785)  $(12,689,143)
                                            ===========   ===========    ============   ============

(1)  Net of foreign withholding tax of $191.

See notes to financial statements.

96                                    2002 iShares Annual Report to Shareholders
iShares Trust
Year Ended April 30, 2002

                                                        iShares Dow Jones U.S.
                                     -------------------------------------------------------------
                                      Technology  Telecommunications      Utilities
                                          Sector              Sector         Sector      Chemicals
                                      Index Fund          Index Fund     Index Fund     Index Fund
--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends                         $    211,973      $      860,203    $ 2,507,497    $   296,111
  Interest                                     -                 602          1,554            318
  Securities lending income               18,170              15,328         13,052              -
                                    ------------      --------------    -----------    -----------
Total investment income                  230,143             876,133      2,522,103        296,429
                                    ------------      --------------    -----------    -----------
EXPENSES (NOTE 2)
  Advisory fees                          739,702             319,221        433,942         66,519
                                    ------------      --------------    -----------    -----------
Total expenses                           739,702             319,221        433,942         66,519
                                    ------------      --------------    -----------    -----------
Net investment income (loss)            (509,559)            556,912      2,088,161        229,910
                                    ------------      --------------    -----------    -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS)
  Net realized gain (loss) from:
    Investments                      (12,040,792)        (13,656,759)    (6,889,012)      (176,982)
    In-kind redemptions                  993,404            (137,480)     1,296,638       (788,452)
                                    ------------      --------------    -----------    -----------
  Net realized loss                  (11,047,388)        (13,794,239)    (5,592,374)      (965,434)
                                    ------------      --------------    -----------    -----------
  Net change in unrealized
    appreciation
    (depreciation) on
    investments                      (35,941,517)        (15,468,776)    (1,957,867)      (188,723)
                                    ------------      --------------    -----------    -----------
Net realized and unrealized
  loss                               (46,988,905)        (29,263,015)    (7,550,241)    (1,154,157)
                                    ------------      --------------    -----------    -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS         $(47,498,464)     $  (28,706,103)   $(5,462,080)   $  (924,247)
                                    ============      ==============    ===========    ===========

See notes to finanacial statements.

Financial Statements                                                          97
iShares Trust
Year Ended April 30, 2002

                                                                                            iShares Cohen
                                                       iShares Dow Jones U.S.                  & Steers
                                           --------------------------------------------    ---------------
                                            Financial                           Real            Realty
                                             Services            Internet      Estate           Majors
                                           Index Fund          Index Fund    Index Fund       Index Fund
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends                               $   975,047/(1)/   $          -   $ 5,067,105     $   2,809,143
  Interest                                        821               6,875         2,890             1,757
  Securities lending income                     2,086               3,663        18,183             3,663
                                          ---------------------------------------------------------------
Total investment income                       977,954              10,538     5,088,178         2,814,563
                                          ---------------------------------------------------------------
EXPENSES (NOTE 2)
  Advisory fees                               285,099             105,372       464,974           160,198
                                          ---------------------------------------------------------------
Total expenses                                285,099             105,372       464,974           160,198
                                          ---------------------------------------------------------------
Net investment income (loss)                  692,855             (94,834)    4,623,204         2,654,365
                                          ---------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) from:
    Investments                              (226,261)        (21,194,817)   (1,627,684)         (546,235)
    In-kind redemptions                     2,361,344             172,876    10,373,315         3,990,659
                                          ---------------------------------------------------------------
  Net realized gain (loss)                  2,135,083         (21,021,941)    8,745,631         3,444,424
                                          ---------------------------------------------------------------
  Net change in unrealized appreciation
    (depreciation) on investments          (1,226,479)          7,048,231     1,157,394          (553,278)
                                          ---------------------------------------------------------------
Net realized and unrealized gain (loss)       908,604         (13,973,710)    9,903,025         2,891,146
                                          ---------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $ 1,601,459        $(14,068,544)  $14,526,229     $   5,545,511
                                          ===============================================================

/(1)/  Net of foreign withholding tax of $172.

See notes to financial statements.

98                                    2002 iShares Annual Report to Shareholders

Statements of Changes in Net Assets
iShares Trust

                                                     iShares Dow Jones U.S.                 iShares Dow Jones U.S.
                                                          Total Market                      Basic Materials Sextor
                                                           Index Fund                             Index Fund
                                              ------------------------------------  --------------------------------------
                                                                    For the period                          For the period
                                                 For the          June 12, 2000/1/       For the          June 12, 2000/1/
                                                year ended               to             year ended               to
                                              April 30, 2002        April 30, 2001    April 30, 2002        April 30, 2001
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income (loss)                  $  1,008,136           $    313,830     $     346,199          $    138,261
  Net realized gain (loss)                        (3,591,113)              (445,124)        1,205,403               (25,222)
  Net change in unrealized appreciation
    (depreciation)                                (8,864,130)            (6,506,961)       (1,894,605)              667,924
                                                ---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                (11,447,107)            (6,638,255)         (343,003)              780,963
                                                ---------------------------------------------------------------------------
Distributions to iShareholders:
  From net investment income                        (935,453)              (243,544)         (290,722)             (133,601)
  From net realized gain                                   -                 (6,982)                -               (17,539)
  Return of Capital                                        -                      -                 -                     -
                                                ---------------------------------------------------------------------------
Total distributions to iShareholders                (935,453)              (250,526)         (290,722)             (151,140)
                                                ---------------------------------------------------------------------------
iShares Transactions:
  iShares sold                                    66,897,889             73,513,375        71,382,916            15,892,905
  iShares redeemed                                         -                      -       (22,571,247)           (6,711,925)
                                                ---------------------------------------------------------------------------
Net increase in net assets from iShares
  transactions                                    66,897,889             73,513,375        48,811,669             9,180,980
                                                ---------------------------------------------------------------------------
Increase in net assets                            54,515,329             66,624,594        48,177,944             9,810,803

NET ASSETS:
Beginning of period                               66,624,594                      -         9,810,803                     -
                                                ---------------------------------------------------------------------------
End of period                                   $121,139,923           $ 66,624,594     $  57,988,747          $  9,810,803
                                                ===========================================================================

Undistributed net investment income
  included in net assets at end of period       $    135,983           $     69,451     $      60,137          $      4,660
                                                ===========================================================================
iSHARES ISSUED AND
 REDEEMED:
   iShares sold                                    1,250,000              1,150,000         1,800,000               450,000
   iShares redeemed                                        -                      -          (600,000)             (200,000)
                                                ---------------------------------------------------------------------------
Net increase in iShares outstanding                1,250,000              1,150,000         1,200,000               250,000
                                                ===========================================================================


                                                      iShares Dow Jones U.S.
                                                        Consumer Cyclical
                                                        Sector Index Fund
                                              --------------------------------------
                                                                      For the period
                                                   For the          June 12, 2000/1/
                                                  year ended               to
                                                April 30, 2002        April 30, 2001
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income (loss)                $        (26,261) $             25,842
  Net realized gain  (loss)                         (1,660,770)               31,598
  Net change in unrealized appreciation
    (depreciation)                                  (2,197,507)              177,838
                                              --------------------------------------
Net increase (decrease) in net assets
 resulting from operations                          (3,884,538)              235,278
                                              --------------------------------------
Distributions to iShareholders:
  From net investment income                                 -               (29,891)
  From net realized gain                                     -               (47,006)
  Return of Capital                                    (34,142)                    -
                                              --------------------------------------
Total distributions to iShareholders                   (34,142)              (76,897)
                                              --------------------------------------
iShares Transactions:
  iShares sold                                     112,522,207            38,392,976
  iShares redeemed                                  (9,181,366)           (8,611,821)
                                              --------------------------------------
Net increase in net assets from iShares
  transactions                                     103,340,841            29,781,155
                                              --------------------------------------
Increase in net assets                              99,422,161            29,939,536

NET ASSETS:
Beginning of period                                 29,939,536                     -
                                              --------------------------------------
End of period                                 $    129,361,697  $         29,939,536
                                              ======================================

Undistributed net investment income
  included in net assets at end of
  period                                      $              -  $                  8
                                              ======================================
iSHARES ISSUED AND REDEEMED:
  iShares sold                                       2,050,000               650,000
  iShares redeemed                                    (200,000)             (150,000)
                                              --------------------------------------
Net increase in iShares outstanding                  1,850,000               500,000
                                              ======================================

/1/  Commencement of operations.

See notes to financial statements.

Financial Statements                                                          99
iShares TRUST
Statements of Changes in Net Assets (Continued)

                                                     Ishares Dow Jones U.S.            Ishares Dow Jones U.S.
                                                     Consumer Non-cyclical                 Energy Sector
                                                       Sector Index Fund                     Index Fund
                                                ----------------------------------  ------------------------------------
                                                                  For the period                      For the period
                                                    For the     June 12, 2000/(1)/      For the      June 12, 2000/(1)/
                                                  year ended           to             year ended            to
                                                April 30, 2002   April 30, 2001     April 30, 2002    April 30, 2001
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income                         $    504,214    $    146,054        $    929,420      $    298,024
  Net realized gain (loss)                           745,268       1,070,519          (2,334,242)        1,007,929
  Net change in unrealized appreciation
    (depreciation)                                 7,027,878      (1,250,531)         (7,643,808)        3,339,371
                                                ---------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                        8,277,360         (33,958)         (9,048,630)        4,645,324
                                                ---------------------------------------------------------------------
Distributions to iShareholders:
  From net investment income                        (384,121)       (106,701)           (943,167)         (314,652)
  From net realized gain                                   -               -                   -                 -
                                                ---------------------------------------------------------------------
Total distributions to iShareholders                (384,121)       (106,701)           (943,167)         (314,652)
                                                ---------------------------------------------------------------------

iShares Transactions:
  iShares sold                                   107,938,159      28,572,900          96,976,914        73,508,220
  iShares redeemed                               (15,049,846)    (14,240,024)        (36,344,362)      (23,682,861)
                                                ---------------------------------------------------------------------
Net increase in net assets from iShares
  transactions                                    92,888,313      14,332,876          60,632,552        49,825,359
                                                ---------------------------------------------------------------------
Increase in net assets                           100,781,552      14,192,217          50,640,755        54,156,031

NET ASSETS:
Beginning of period                               14,192,217               -          54,156,031                 -
                                                ---------------------------------------------------------------------
End of period                                   $114,973,769    $ 14,192,217        $104,796,786      $ 54,156,031
                                                =====================================================================

Undistributed net investment income
  included in net assets at end of period       $    159,446    $     39,353        $          -      $          -
                                                =====================================================================
iSHARES ISSUED AND REDEEMED:
  iShares sold                                     2,400,000         700,000           1,950,000         1,400,000
  iShares redeemed                                  (350,000)       (350,000)           (750,000)         (450,000)
                                                ---------------------------------------------------------------------
Net increase in iShares outstanding                2,050,000         350,000           1,200,000           950,000
                                                =====================================================================

                                                    iShares Dow Jones U.S.
                                                        Financial Sector
                                                           Index Fund
                                                --------------------------------
                                                                 For the period
                                                   For the      May 22, 2000/(1)/
                                                  year ended            to
                                                April 30, 2002    April 30, 2001
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income                         $   1,215,104    $   1,082,856
  Net realized gain (loss)                         (1,008,648)      10,111,817
  Net change in unrealized appreciation
    (depreciation)                                    689,174        2,863,741
                                                --------------------------------
Net increase (decrease) in net assets
  resulting from operations                           895,630       14,058,414
                                                --------------------------------
Distributions to iShareholders:
  From net investment income                       (1,042,235)        (940,451)
  From net realized gain                                    -          (98,422)
                                                --------------------------------
Total distributions to iShareholders               (1,042,235)      (1,038,873)
                                                --------------------------------

iShares Transactions:
  iShares sold                                     80,797,659      168,937,183
  iShares redeemed                                (16,104,168)    (124,707,959)
                                                --------------------------------
Net increase in net assets from iShares
  transactions                                     64,693,491       44,229,224
                                                --------------------------------
Increase in net assets                             64,546,886       57,248,765

NET ASSETS:
Beginning of period                                57,248,765                -
                                                -------------------------------
End of period                                   $ 121,795,651    $  57,248,765
                                                ===============================

Undistributed net investment income
  included in net assets at end of period       $    249,526     $     109,062
                                                ===============================
iSHARES ISSUED AND REDEEMED:
  iShares sold                                      1,000,000        2,200,000
  iShares redeemed                                   (200,000)      (1,500,000)
                                                -------------------------------
Net increase in iShares outstanding                   800,000          700,000
                                                ===============================

/(1)/  Commencement of operations.

See notes to financial statements.

100                                   2002 iShares Annual Report to Shareholders
iShares Trust

                                iShares Dow Jones U.S.              iShares Dow Jones U.S.
                                  Healthcare Sector                   Industrial Sector
                                      Index Fund                          Index Fund
                           --------------------------------- -------------------------------------
                                            For the period                        For the period
                              For the     June 12, 2000/1/      For the         June 12, 2000/1/
                             year ended           to           year ended               to
                           April 30, 2002  April 30, 2001    April 30, 2002      April 30, 2001
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS

Operations:
  Net investment income
    (loss)                  $    820,139      $    120,460    $    282,707      $        98,215
  Net realized gain
    (loss)                      (729,521)          844,329      (4,649,321)            (607,911)
  Net change in unrealized
    appreciation
    (depreciation)           (20,575,403)       (2,731,138)     (8,322,529)          (1,494,729)
                            -------------------------------------------------------------------
Net decrease in net
  assets resulting from
  operations                 (20,484,785)       (1,766,349)    (12,689,143)          (2,004,425)
                            -------------------------------------------------------------------

Distributions to
  iShareholders:
  From net investment
    income                      (847,090)         (129,486)       (298,793)            (105,375)
  From net realized gain               -           (64,628)              -              (52,511)
                            -------------------------------------------------------------------
Total distributions to
  iShareholders                 (847,090)         (194,114)       (298,793)            (157,886)
                            -------------------------------------------------------------------

iShares Transactions:
  iShares sold               155,320,839       120,097,866      62,661,232           56,492,920
  iShares redeemed            (6,025,821)       (9,867,974)    (10,929,414)          (8,440,104)
                            -------------------------------------------------------------------
Net increase in net
  assets from iShares
  transactions               149,295,018       110,229,892      51,731,818           48,052,816
                            -------------------------------------------------------------------
Increase in net assets       127,963,143       108,269,429      38,743,882           45,890,505

NET ASSETS:
Beginning of period          108,269,429                 -      45,890,505                    -
                            -------------------------------------------------------------------
End of period               $236,232,572      $108,269,429    $ 84,634,387      $    45,890,505
                            ===================================================================

Undistributed net
  investment income
  included in net assets
  at end of period          $          -      $          -    $          -      $             -
                            ===================================================================
iSHARES ISSUED AND
 REDEEMED:
  iShares sold                 2,500,000         1,900,000       1,250,000            1,000,000
  iShares redeemed              (100,000)         (150,000)       (250,000)            (150,000)
                            -------------------------------------------------------------------
Net increase in iShares
  outstanding                  2,400,000         1,750,000       1,000,000              850,000
                            ===================================================================

                                 iShares Dow Jones U.S.
                                   Technology Sector
                                       Index Fund
                            -----------------------------------
                                               For the period
                                For the       May 15, 2000/1/
                               year ended            to
                             April 30, 2002    April 30, 2001
                            -----------------------------------
INCREASE (DECREASE) IN
 NET ASSETS

Operations:
  Net investment income
    (loss)                  $   (509,559)     $   (510,486)
  Net realized gain
    (loss)                   (11,047,388)          868,638
  Net change in unrealized
    appreciation
    (depreciation)           (35,941,517)      (54,297,866)
                            ------------------------------
Net decrease in net
  assets resulting from
  operations                 (47,498,464)      (53,939,714)
                            ------------------------------
DISTRIBUTIONS TO
  iSHAREHOLDERS:
  From net investment
    income                             -                 -
  From net realized gain               -                 -
                            ------------------------------
Total distributions to
  iShareholders                        -                 -
                            ------------------------------
iSHARES TRANSACTIONS:
  iShares sold                83,384,237       201,179,722
  iShares redeemed            (5,803,186)      (36,249,719)
                            ------------------------------
Net increase in net
  assets from iShares
  transactions                77,581,051       164,930,003
                            ------------------------------
Increase in net assets        30,082,587       110,990,289

NET ASSETS:
Beginning of period          110,990,289                 -
                            ------------------------------
End of period               $141,072,876      $110,990,289
                            ==============================
Undistributed net
  investment income
  included in net assets
  at end of period          $          -      $          -
                            ==============================
iSHARES ISSUED AND
 REDEEMED:
  iShares sold                 1,600,000         2,200,000
  iShares redeemed              (100,000)         (450,000)
                            ------------------------------
Net increase in iShares
  outstanding                  1,500,000         1,750,000
                            ==============================

/(1)/  Commencement of operations.

See notes to financial statements.

Financial Statements                                                         101
iShares Trust
Statements of Changes in Net Assets (Continued)

                                                       iShares Dow Jones U.S.                 iShares Dow Jones U.S.
                                                         Telecommunications                      Utilities Sector
                                                          Sector Index Fund                          Index Fund
                                                 -----------------------------------    -------------------------------------
                                                                   For the period                           For the period
                                                     For the      May 22, 2000/(1)/         For the       June 12, 2000/(1)/
                                                   year ended             to               year ended             to
                                                 April 30, 2002     April 30, 2001       April 30, 2002     April 30, 2001
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)IN NET ASSETS

Operations:
  Net investment income                          $    556,912       $    363,262         $  2,088,161       $    742,044
  Net realized gain loss)                         (13,794,239)        (7,525,427)          (5,592,374)         5,010,474
  Net change in unrealized appreciation
    (depreciation)                                (15,468,776)        (6,778,956)          (1,957,867)           685,517
                                                 -----------------------------------------------------------------------
Net increase (decrease)in net assets
  resulting from operations                       (28,706,103)       (13,941,121)          (5,462,080)         6,438,035
                                                 -----------------------------------------------------------------------
DIstributions to iShareholders:
  From net investment income                         (478,411)          (253,372)          (1,742,945)          (697,569)
  From net realized gain                                    -           (675,599)                   -            (55,156)
                                                 -----------------------------------------------------------------------
Total distributions to iShareholders                 (478,411)          (928,971)          (1,742,945)          (752,725)
                                                 -----------------------------------------------------------------------
iShares transactions:
  iShares sold                                     36,062,400        110,589,888          189,252,377         80,926,328
  iShares redeemed                                (11,017,662)       (40,116,890)         (44,205,167)       (43,635,957)
                                                 -----------------------------------------------------------------------
Net increase (decrease) in net assets from
  iShares transactions                             25,044,738         70,472,998          145,047,210         37,290,371
                                                 -----------------------------------------------------------------------
Increase (decrease) in net assets                  (4,139,776)        55,602,906          137,842,185         42,975,681

NET ASSETS:
Beginning of period                                55,602,906                  -           42,975,681                  -
                                                 -----------------------------------------------------------------------
End of period                                    $ 51,463,130       $ 55,602,906         $180,817,866       $ 42,975,681
                                                 =======================================================================

Undistributed net investment income
  included in net assets at end of
  period                                         $    188,391       $    109,890         $    389,691       $     44,475
                                                 =======================================================================
iSHARES ISSUED AND REDEEMED:
  iShares sold                                      1,200,000          2,200,000            2,950,000          1,050,000
  iShares redeemed                                   (350,000)          (750,000)            (700,000)          (550,000)
                                                 -----------------------------------------------------------------------
Net increase (decrease) in iShares outstanding        850,000          1,450,000            2,250,000            500,000
                                                 =======================================================================
                                                      iShares Dow Jones U.S.
                                                             Chemicals
                                                            Index Fund
                                                 --------------------------------
                                                                   For the period
                                                     For the     June 12, 2000/(1)/
                                                   year ended            to
                                                 April 30, 2002    April 30, 2001
----------------------------------------------------------------------------------
INCREASE (DECREASE)IN NET ASSETS

Operations:
  Net investment income                          $   229,910         $    280,575
  Net realized gain (loss)                          (965,434)              50,257
  Net change in unrealized appreciation
    (depreciation)                                  (188,723)             227,014
                                                 --------------------------------
Net increase (decrease) in net assets
  resulting from operations                         (924,247)             557,846
                                                 --------------------------------

Distributions to ishareholders:
  From net investment income                        (235,918)            (254,692)
  From net realized gain                                   -             (101,848)
                                                 --------------------------------
Total distributions to iShareholders                (235,918)            (356,540)
                                                 --------------------------------
iShares Transactions:
  iShares sold                                    18,559,201           24,295,870
  iShares redeemed                               (25,412,619)          (5,618,956)
                                                 --------------------------------
Net increase (decrease) in net assets from
  iShares transactions                            (6,853,418)          18,676,914
                                                 --------------------------------
Increase (decrease) in net assets                 (8,013,583)          18,878,220

NET ASSETS:
Beginning of period                               18,878,220                    -
                                                 --------------------------------
End of period                                    $10,864,637         $ 18,878,220
                                                 ================================

Undistributed net investment income
  included in net assets at end of period        $    19,875         $     25,883
                                                 ================================

iSHARES ISSUED AND REDEEMED:
  iShares sold                                       450,000              600,000
  iShares redeemed                                  (650,000)            (150,000)
                                                 --------------------------------
Net increase (decrease) in iShares outstanding      (200,000)             450,000
                                                 ================================

--------------------------------------------------------------------------------
/(1)/  Commencement of operations.

See notes to financial statements.

102                                   2002 iShares Annual Report to Shareholders
iShares Trust

                                                        iShares Dow Jones U.S.           iShares Dow Jones U.S.
                                                          Financial Services                    Internet
                                                              Index Fund                       Index Fund
                                                   --------------------------------  -------------------------------
                                                                     For the period                   For the period
                                                       For the      June 12, 2000/1/    For the       May 15, 2000/1/
                                                     year ended            to          year ended           to
                                                   April 30, 2002    April 30, 2001  April 30, 2002   April 30, 2001
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)                      $   692,855       $   525,418     $   (94,834)    $   (251,690)
  Net realized gain (loss)                            2,135,083         7,596,460     (21,021,941)      (2,082,701)
  Net change in unrealized appreciation
    (depreciation)                                   (1,226,479)          454,183       7,048,231      (19,496,923)
                                                    ------------------------------------------------------------------
Net increase (decrease)in net assets
  resulting from operations                           1,601,459         8,576,061     (14,068,544)     (21,831,314)
                                                    ------------------------------------------------------------------
DISTRIBUTIONS TO iShareholders:
  From net investment income                           (635,045)         (476,156)              -                -
  From net realized gain                                      -           (32,617)              -         (982,729)
  Return of Capital                                           -                 -               -                -
                                                    ------------------------------------------------------------------
Total distributions to iShareholders                   (635,045)         (508,773)              -         (982,729)
                                                    ------------------------------------------------------------------
iShares Transactions:
  iShares sold                                       48,659,380        81,665,512      19,707,314      151,589,668
  iShares redeemed                                  (27,000,210)      (52,266,138)     (9,388,258)    (110,524,648)
                                                    ------------------------------------------------------------------
Net increase in net assets from iShares
  transactions                                       21,659,170        29,399,374      10,319,056       41,065,020
                                                    ------------------------------------------------------------------
Increase (decrease) in net assets                    22,625,584        37,466,662      (3,749,488)      18,250,977
NET ASSETS:
Beginning of period                                  37,466,662                 -      18,250,977                -
                                                    ------------------------------------------------------------------
End of period                                       $60,092,246       $37,466,662     $14,501,489     $ 18,250,977
                                                    ==================================================================

Undistributed net investment income
  included in net assets at end of
  period                                            $   107,072       $    49,262     $         -     $          -
                                                    ==================================================================
iSHARES ISSUED AND REDEEMED:
  iShares sold                                          550,000           950,000       1,350,000        2,700,000
  iShares redeemed                                     (300,000)         (550,000)       (800,000)      (1,800,000)
                                                    ------------------------------------------------------------------
Net increase in iShares
  outstanding                                           250,000           400,000         550,000          900,000
                                                    ==================================================================

                                                         iShares Dow Jones U.S.
                                                              Real Estate
                                                               Index Fund
                                                    --------------------------------
                                                                      For the period
                                                       For the       June 12, 2000/1/
                                                      year ended            to
                                                    April 30, 2002    April 30, 2001
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)                       $  4,623,204      $ 1,740,899
  Net realized gain (loss)                              8,745,631          819,823
  Net change in unrealized appreciation
    (depreciation)                                      1,157,394        1,428,746
                                                   -------------------------------
Net increase (decrease)in net assets
  resulting from operations                            14,526,229        3,989,468
                                                   -------------------------------
DISTRIBUTIONS TO iShareholders:
  From net investment income                           (4,234,903)      (1,129,858)
  From net realized gain                                        -          (69,748)
  Return of Capital                                      (539,945)               -
                                                   -------------------------------
Total distributions to iShareholders                   (4,774,848)      (1,199,606)
                                                   -------------------------------
iShares Transactions:
  iShares sold                                        236,774,649       66,197,350
  iShares redeemed                                   (193,669,617)     (14,938,646)
                                                   -------------------------------
Net increase in net assets from iShares
  transactions                                         43,105,032       51,258,704
                                                   -------------------------------
Increase (decrease) in net assets                      52,856,413       54,048,566
NET ASSETS:
Beginning of period                                    54,048,566                -
                                                   -------------------------------
End of period                                        $106,904,979      $54,048,566
                                                   ===============================

Undistributed net investment income
  included in net assets at end of
  period                                             $    121,105      $   445,898
                                                   ===============================
iSHARES ISSUED AND REDEEMED:
  iShares sold                                          2,950,000          900,000
  iShares redeemed                                     (2,400,000)        (200,000)
                                                   -------------------------------
Net increase in iShares
  outstanding                                             550,000          700,000
                                                   ===============================

/1/  Commencement of operations.

See notes to financial statements.

Financial Statements                                                         103
iShares Trust

                                                  iShares Cohen & Steers
                                                       Realty Majors
                                                        Index Fund
                                          --------------------------------------
                                                              For the period
                                              For the      January 29, 2001/(1)/
                                            year ended              to
                                          April 30, 2002      April 30, 2001
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS

OPERATIONS:
  Net investment income                   $  2,654,365        $    527,692
  Net realized gain (loss)                   3,444,424             (12,962)
  Net change in unrealized appreciation
    (depreciation)                            (553,278)            (97,317)
                                          ------------        ------------
Net increase in net assets resulting
  from operations                            5,545,511             417,413
                                          ------------        ------------

DISTRIBUTIONS TO iSHAREHOLDERS:
  From net investment income                (2,506,725)           (218,800)
  Return of Capital                           (226,211)                  -
                                          ------------        ------------
Total distributions to iShareholders        (2,732,936)           (218,800)
                                          ------------        ------------

iSHARES TRANSACTIONS:
  iShares sold                             110,242,135          39,848,642
  iShares redeemed                         (63,418,081)                  -
                                          ------------        ------------
Net increase in net assets from iShares
  transactions                              46,824,054          39,848,642
                                          ------------        ------------
INCREASE IN NET ASSETS                      49,636,629        $ 40,047,255

NET ASSETS:
Beginning of period                         40,047,255                   -
                                          ------------        ------------
End of period                             $ 89,683,884        $ 40,047,255
                                          ============        ============

Undistributed net investment income
  included in net assets at end of
  period                                  $     30,173        $    310,674
                                          ============        ============

iSHARES ISSUED AND REDEEMED:
  iShares sold                               1,250,000             500,000
  iShares redeemed                            (750,000)                  -
                                          ------------        ------------
Net increase in iShares outstanding            500,000             500,000
                                          ============        ============

/(1)/  Commencement of operations.

See notes to financial statements.

104                                   2002 iShares Annual Report to Shareholders

Financial Highlights

iShares Trust
(For a share outstanding throughout each period)

                                                                                              iShares Dow Jones
                                                       iShares Dow Jones                          U.S. Basic
                                                       U.S. Total Market                       Materials Sector
                                                          Index Fund                              Index Fund
                                              ------------------------------------   ------------------------------------
                                                                   Period from                            Period from
                                                                Jun. 12, 2000/(1)/                     Jun. 12, 2000/(1)/
                                                Year ended             to              Year ended             to
                                               Apr. 30, 2002      Apr. 30, 2001       Apr. 30, 2002      Apr. 30, 2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $       57.93    $       67.15        $      39.24       $       36.04
                                                ----------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.57             0.42                0.55                0.55
  Net realized and unrealized gain
    (loss)                                              (7.46)           (9.27)               0.73                3.25
                                                ----------------------------------------------------------------------
Total from investment operations                        (6.89)           (8.85)               1.28                3.80
                                                ----------------------------------------------------------------------
Less distributions from:
  Net investment income                                 (0.57)           (0.36)              (0.53)              (0.53)
  Net realized gain                                         -            (0.01)                  -               (0.07)
  Return of Capital                                         -                -                   -                   -
                                                ----------------------------------------------------------------------
Total distributions                                     (0.57)           (0.37)              (0.53)              (0.60)
                                                ----------------------------------------------------------------------
Net asset value, end of period                  $       50.47    $       57.93        $      39.99      $        39.24
                                                ======================================================================

Total return                                           (11.93)%         (13.20)%/(2)/         3.38%              10.80%/(2)/
                                                ======================================================================

Ratios/Supplemental data:
  Net assets, end of period (000s)              $     121,140    $      66,625        $     57,989      $        9,811
  Ratio of expenses to average net
    assets/(3)/                                          0.20%            0.20%               0.60%               0.60%
  Ratio of net investment income (loss)
    to average net assets/(3)/                           1.15%            0.98%               1.42%               1.77%
  Portfolio turnover rate/(4)/                              5%               5%                  9%                 16%

                                                         iShares Dow Jones
                                                           U.S. Consumer
                                                          Cyclical Sector
                                                            Index Fund
                                                ------------------------------------
                                                                     Period from
                                                                  Jun. 12, 2000/(1)/
                                                  Year ended             to
                                                 Apr. 30, 2002      Apr. 30, 2001
                                                -------------------------------------
Net asset value, beginning of period            $       59.88     $      59.63
                                                ------------------------------
Income from investment operations:
  Net investment income                                  0.02             0.09
  Net realized and unrealized gain
    (loss)                                              (4.80)            0.45
                                                ------------------------------
Total from investment operations                        (4.78)            0.54
                                                ------------------------------
Less distributions from:
  Net investment income                                     -            (0.10)
  Net realized gain                                         -            (0.19)
  Return of Capital                                     (0.05)               -
                                                ------------------------------
Total distributions                                     (0.05)           (0.29)
                                                ------------------------------
Net asset value, end of period                  $       55.05     $      59.88
                                                ==============================
Total return                                            (7.98)%           0.98%/(2)/
                                                ==============================
Ratios/Supplemental data:
  Net assets, end of period (000s)              $     129,362     $     29,940
  Ratio of expenses to average net
    assets/(3)/                                          0.60%            0.60%
  Ratio of net investment income (loss)
    to average net assets/(3)/                          (0.05)%           0.16%
  Portfolio turnover rate/(4)/                              4%              25%

/(1)/  Commencement of operations.
/(2)/  Not annualized.
/(3)/  Annualized for periods of less than one year.
/(4)/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

Financial Highlights                                                         105
iShares Trust
(For a share outstanding throughout each period)


                                                     iShares Dow Jones U.S.             iShares Dow Jones U.S.
                                                     Consumer Non-Cyclical                    Energy Sector
                                                       Sector Index Fund                       Index Fund
                                               -------------------------------      -------------------------------
                                                                   Period from                          Period from
                                                              Jun. 12, 2000/1/                     Jun. 12, 2000/1/
                                                Year ended            to             Year ended            to
                                               Apr. 30, 2002     Apr. 30, 2001      Apr. 30, 2002     Apr. 30, 2001
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  40.55           $ 40.83           $  57.01           $ 50.79
                                                    ---------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.49              0.42               0.63              0.40
  Net realized and unrealized gain (loss)               7.41             (0.39)             (8.26)             6.24
                                                    ---------------------------------------------------------------
Total from investment operations                        7.90              0.03              (7.63)             6.64
                                                    ---------------------------------------------------------------
Less distributions from:
  Net investment income                                (0.54)            (0.31)             (0.64)            (0.42)
  Net realized gain                                        -                 -                  -                 -
                                                    ---------------------------------------------------------------
Total distributions                                    (0.54)            (0.31)             (0.64)            (0.42)
                                                    ---------------------------------------------------------------
Net asset value, end of period                      $  47.91           $ 40.55           $  48.74           $ 57.01
                                                    ===============================================================

Total return                                           19.65%             0.06%/2/         (13.34)%           13.13%/2/
                                                    ===============================================================

Ratios/Supplemental data:
  Net assets, end of period (000s)                  $114,974           $14,192           $104,797           $54,156
  Ratio of expenses to average net assets/3/            0.60%             0.60%              0.60%             0.60%
  Ratio of net investment ncome to average net
    assets/3/                                           1.46%             1.21%              1.32%             0.94%
  Portfolio turnover rate/4/                               8%               38%                18%               20%

                                                     iShares Dow Jones U.S.
                                                       Financial Sector
                                                          Index Fund
                                               ----------------------------------
                                                                   Period from
                                                               May 22, 2000/1/
                                                Year ended            to
                                               Apr. 30, 2002     Apr. 30, 2001
------------------------------------------------------------------------------
Net asset value, beginning of period                $  81.78           $ 71.80
                                                    --------------------------
Income from investment operations:
  Net investment income                                 1.11              1.77
  Net realized and unrealized gain (loss)              (0.61)            10.17
                                                    --------------------------
Total from investment operations                        0.50             11.94
                                                    --------------------------
Less distributions from:
  Net investment income                                (1.08)            (1.57)
  Net realized gain                                        -             (0.39)
                                                    --------------------------
Total distributions                                    (1.08)            (1.96)
                                                    --------------------------
Net asset value, end of period                      $  81.20           $ 81.78
                                                    ==========================
Total return                                            0.66%            16.69%/2/
                                                    ==========================
Ratios/Supplemental data:
  Net assets, end of period (000s)              $121,796              $57,249
  Ratio of expenses to average net assets/3/        0.60%                0.60%
  Ratio of net investment income to average net
    assets/3/                                       1.49%                1.46%
  Portfolio turnover rate/4/                           4%                  11%

/1/  Commencement of operations.
/2/  Not annualized.
/3/  Annualized for periods of less than one year.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

106                                   2002 iShares Annual Report to Shareholders
iSHARES TRUST
(For a share outstanding throughout each period)

                                                   iShares Dow Jones U.S.               iShares Dow Jones U.S.
                                                      Healthcare Sector                    Industrial Sector
                                                         Index Fund                            Index Fund
                                             -----------------------------------  -----------------------------------
                                                                  Period from                             Period from
                                                             Jun. 12, 2000/1/                        Jun. 12, 2000/1/
                                                Year ended           to              Year ended              to
                                             Apr. 30, 2002      Apr. 30, 2001     Apr. 30, 2002         Apr. 30, 2001
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  61.87           $  59.53           $ 53.99               $ 58.11
                                                  -------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        0.26               0.13              0.29                  0.22
  Net realized and unrealized gain (loss)            (4.94)              2.44             (8.23)                (3.98)
                                                  -------------------------------------------------------------------
Total from investment operations                     (4.68)              2.57             (7.94)                (3.76)
                                                  -------------------------------------------------------------------
Less distributions from:
  Net investment income                              (0.27)             (0.14)            (0.30)                (0.23)
  Net realized gain                                      -              (0.09)                -                 (0.13)
                                                  -------------------------------------------------------------------
Total distributions                                  (0.27)             (0.23)            (0.30)                (0.36)
                                                  -------------------------------------------------------------------
Net asset value, end of period                    $  56.92           $  61.87           $ 45.75               $ 53.99
                                                  ===================================================================

Total return                                         (7.60)%             4.29%/2/        (14.72)%               (6.46)%/2/
                                                  ===================================================================

Ratios/Supplemental data:
  Net assets, end of period (000s)                $236,233           $108,269           $84,634               $45,891
  Ratio of expenses to average net assets/3/          0.60%              0.60%             0.60%                 0.60%
  Ratio of net investment income (loss) to
    average net assets/3/                             0.45%              0.29%             0.56%                 0.44%
  Portfolio turnover rate/4/                             3%                 5%               27%                   23%

                                                   iShares Dow Jones U.S.
                                                     Technology Sector
                                                         Index Fund
                                             ----------------------------------
                                                                    Period from
                                                                May 15, 2000/1/
                                                Year ended                   to
                                             Apr. 30, 2002        Apr. 30, 2001
-------------------------------------------------------------------------------
Net asset value, beginning of period              $  63.42           $ 116.57
                                                  -----------------------------
Income from investment operations:
  Net investment income (loss)                       (0.16)             (0.29)
  Net realized and unrealized gain (loss)           (19.85)            (52.86)
                                                  -----------------------------
Total from investment operations                    (20.01)            (53.15)
                                                  -----------------------------
Less distributions from:
  Net investment income                                  -                  -
  Net realized gain                                      -                  -
                                                  -----------------------------
Total distributions                                      -                  -
                                                  -----------------------------
Net asset value, end of period                    $  43.41           $  63.42
                                                  =============================

Total return                                        (31.55)%           (45.60)%/2/
                                                  =============================
Ratios/Supplemental data:
  Net assets, end of period (000s)                $141,073           $110,990
  Ratio of expenses to average net assets/3/          0.60%              0.60%
  Ratio of net investment income (loss) to
    average net assets/3/                            (0.41)%            (0.47)%
  Portfolio turnover rate/4/                             8%                11%

/1/  Commencement of operations.
/2/  Not annualized.
/3/  Annualized for periods of less than one year.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

Financial Highlights                                                         107
iShares Trust
(For a share outstanding throughout each period)

                                   iShares Dow Jones
                                U.S. Telecommunications                 iShares Dow Jones                     iShares Dow Jones
                                         Sector                       U.S. Utilities Sector                    U.S. Chemicals
                                       Index Fund                          Index Fund                            Index Fund
                           -------------------------------      --------------------------------   -------------------------------
                                             Period from                         Period from                        Period from
                                         May 22, 2000/1/                     Jun. 12, 2000/1/                   Jun. 12, 2000/1/
                             Year ended         to               Year ended          to              Year ended         to
                          Apr. 30, 2002    Apr. 30, 2001      Apr. 30, 2002     Apr. 30, 2001     Apr. 30, 2002    Apr. 30, 2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period         $   38.35    $       56.81      $       85.95        $    69.81     $       41.95      $     40.26
                              --------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income            0.29             0.35               1.89              1.82              0.86             0.65
  Net realized and
    unrealized gain
    (loss)                       (15.98)          (17.95)            (20.25)            16.19              1.49             1.88
                              --------------------------------------------------------------------------------------------------
Total from investment
  operations                     (15.69)          (17.60)            (18.36)            18.01              2.35             2.53
                              --------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income           (0.28)           (0.27)             (1.84)            (1.73)            (0.84)           (0.59)
  Net realized gain                   -            (0.59)                 -             (0.14)                -            (0.25)
                              --------------------------------------------------------------------------------------------------
Total distributions               (0.28)           (0.86)             (1.84)            (1.87)            (0.84)           (0.84)
                              --------------------------------------------------------------------------------------------------
Net asset value, end of
  period                      $   22.38    $       38.35      $       65.75        $    85.95     $       43.46      $     41.95
                              ==================================================================================================

Total return                     (41.12)%         (31.06)%/2/        (21.38)%           25.90%/2/          5.80%            6.53%/2/
                              ==================================================================================================

Ratios/Supplemental data:
  Net assets, end of
       period (000s)          $  51,463    $      55,603      $     180,818        $   42,976     $      10,865      $    18,878
  Ratio of expenses to
       average net assets/3/       0.60%            0.60%              0.60%             0.60%             0.60%            0.60%
  Ratio of net investment
       income to average net
       assets/3/                   1.05%            0.80%              2.89%             2.59%             2.07%            1.90%
  Portfolio turnover
       rate/4/                       43%              43%                 8%               11%               26%              16%

/1/  Commencement of operations.
/2/  Not annualized.
/3/  Annualized for periods of less than one year.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

108                                   2002 iShares Annual Report to Shareholders
iShares Trust
(For a share outstanding throughout each period)

                                             iShares Dow Jones
                                             U.S. Financial                       iShares Dow Jones
                                                 Services                           U.S. Internet
                                                Index Fund                           Index Fund
                                       ----------------------------------  ------------------------------------
                                                         Period from                         Period from
                                                       Jun. 12, 2000/(1)/                    May 15, 2000/(1)/
                                        Year ended            to              Year ended          to
                                       Apr. 30, 2002   Apr. 30, 2001        Apr. 30, 2002   Apr. 30, 2001
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $    93.67       $      85.58        $       20.28    $     67.97
                                       ------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               1.22               1.29                (0.07)         (0.28)
  Net realized and unrealized gain
    (loss)                                  (1.26)              8.10               (10.21)        (45.77)
                                       ------------------------------------------------------------------------
Total from investment operations            (0.04)              9.39               (10.28)        (46.05)
                                       ------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (1.18)             (1.17)                   -              -
  Net realized gain                             -              (0.13)                   -          (1.64)
  Return of Capital                             -                  -                    -              -
                                       ------------------------------------------------------------------------
Total distributions                         (1.18)             (1.30)                   -          (1.64)
                                       ------------------------------------------------------------------------
Net asset value, end of period         $    92.45       $      93.67        $        10.00   $     20.28
                                       ========================================================================

Total return                                 0.00%/(5)/        11.03%/(2)/         (50.69)%       (68.45)%/(2)/
                                       ========================================================================

Ratios/Supplemental data:
  Net assets, end of period (000s)     $   60,092       $     37,467        $      14,501    $    18,251
  Ratio of expenses to average net
    assets/(3)/                              0.60%              0.60%                0.60%          0.60%
  Ratio of net investment income (loss)
    to average net assets/(3)/               1.46%              1.33%               (0.54)%        (0.53)%
  Portfolio turnover rate/(4)/                  3%                 5%                  46%            74%

                                                iShares Dow Jones
                                                 U.S. Real Estate
                                                    Index Fund
                                       ----------------------------------------
                                                               Period from
                                                          Jun. 12, 2000/(1)/
                                         Year ended              to
                                       Apr. 30, 2002         Apr. 30, 2001
-------------------------------------------------------------------------------
Net asset value, beginning of period   $       77.21    $           68.97
                                       ----------------------------------------
Income from investment operations:
  Net investment income (loss)                  4.56                 3.51
  Net realized and unrealized gain
    (loss)                                      8.71                 7.51
                                       ----------------------------------------
Total from investment operations               13.27                11.02
                                       ----------------------------------------
Less distributions from:
  Net investment income                        (4.54)               (2.64)
  Net realized gain                                -                (0.14)
  Return of Capital                            (0.42)                   -
                                       ----------------------------------------
Total distributions                            (4.96)               (2.78)
                                       ----------------------------------------
Net asset value, end of period         $       85.52    $           77.21
                                       ========================================

Total return                                   17.83%               16.32%/(2)/
                                       ========================================
Ratios/Supplemental data:
  Net assets, end of period (000s)     $     106,905    $          54,049
  Ratio of expenses to average net
   assets/(3)/                                  0.60%                0.60%
  Ratio of net investment income
   (loss) to average net assets/(3)/            5.97%                6.37%
  Portfolio turnover rate/(4)/                    10%                  30%
-------------------------------------------------------------------------------

/(1)/ Commencement of operations.
/(2)/ Not annualized.
/(3)/ Annualized for periods of less than one year.
/(4)/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/(5)/ Rounds to less than 0.01%.

See notes to financial statements.

Financial Highlights                                                         109
iShares Trust
(For a share outstanding throughout each period)

                                                iShares Cohen & Steers
                                                     Realty Majors
                                                      Index Fund
                                          -----------------------------------
                                                               Period from
                                                          Jan. 29, 2001/(1)/
                                             Year ended                 to
                                          Apr. 30, 2002      Apr. 30, 2001
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $       80.09      $       79.86
                                          -------------      -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                            4.79               1.11
  Net realized and unrealized gain
    (loss)                                         9.98              (0.39)
                                          -------------      -------------
Total from investment operations                  14.77               0.72
                                          -------------      -------------
LESS DISTRIBUTIONS FROM:
  Net investment income                           (4.77)             (0.49)
  Return of Capital                               (0.41)                 -
                                          -------------      -------------
Total distributions                               (5.18)             (0.49)
                                          -------------      -------------
NET ASSET VALUE, END OF PERIOD            $       89.68      $       80.09
                                          =============      =============

TOTAL RETURN                                      19.05%              0.91%/(2)/
                                          =============      =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)        $      89,684      $      40,047
  Ratio of expenses to average net
    assets/(3)/                                    0.35%              0.35%
  Ratio of net investment income to
    average net assets/(3)/                        5.80%              6.01%
  Portfolio turnover rate/(4)/                       15%                 2%

/(1)/  Commencement of operations.
/(2)/  Not annualized.
/(3)/  Annualized for periods of less than one year.
/(4)/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

110                                   2002 iShares Annual Report to Shareholders

Notes to the Financial Statements

iShares Trust

1.  SIGNIFICANT ACCOUNTING POLICIES

iShares Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end management investment company. The Trust was established as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999. As of April 30, 2002, the Trust offered 55 investment portfolios or funds.

The funds offered by the Trust, along with their respective exchange trading symbols are:

 iShares S&P Series
 ------------------
 .     iShares S&P 100 Index Fund (OEF)
 .     iShares S&P 500 Index Fund (IVV)
 .     iShares S&P 500/BARRA Growth Index Fund (IVW)
 .     iShares S&P 500/BARRA Value Index Fund (IVE)
 .     iShares S&P Midcap 400 Index Fund (IJH)
 .     iShares S&P Midcap 400/BARRA Growth Index Fund (IJK)
 .     ishares S&P Midcap 400/BARRA Value Index Fund (IJJ)
 .     iShares S&P SmallCap 600 INDEX FUND (IJR)
 .     iShares S&P SmallCap 600/BARRA Growth Index Fund (IJT)
 .     iShares S&P SmallCap 600/BARRA Value Index Fund (IJS)
 .     iShares S&P Global 100 Index Fund (IOO)
 .     iShares S&P Global Energy Sector Index Fund (IXC)
 .     iShares S&P Global Financials Sector Index Fund (IXG)
 .     iShares S&P Global Healthcare Sector Index Fund (IXJ)
 .     iShares S&P Global Technology Sector Index Fund (IXN)
 .     iShares S&P Global Telecommunications Sector Index Fund (IXP)
 .     iShares S&P Europe 350 Index Fund (IEV)
 .     iShares S&P/TSE 60 Index Fund (IKC)
 .     iShares S&P Latin America 40 Index Fund (ILF)
 .     iShares S&P/Topix 150 Index Fund (ITF)

 iShares Nasdaq Series
 ---------------------
 .     iShares Nasdaq Biotechnology Index Fund (ibb)

 iShares Dow Jones Series
 ------------------------
 .     iShares Dow Jones U.S. Total Market Index Fund (IYY)
 .     iShares Dow Jones U.S. Basic Materials Sector Index Fund (IYM)
 .     iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund (IYC)
 .     iShares Dow Jones U.S. Consumer Non-cyclical Sector Index Fund (IYK)
 .     iShares Dow Jones U.S. Energy Sector Index Fund (IYE)
 .     iShares Dow Jones U.S. Financial Sector Index Fund (IYF)
 .     iShares Dow Jones U.S. Healthcare Sector Index Fund (IYH)
 .     iShares Dow Jones U.S. Industrial Sector Index Fund (IYJ)
 .     iShares Dow Jones U.S. Technology Sector Index Fund (IYW)
 .     iShares Dow Jones U.S. Telecommunications Sector Index Fund (IYZ)
 .     iShares Dow Jones U.S. Utilities Sector Index Fund (IDU)
 .     iShares Dow Jones U.S. Chemicals Index Fund (IYD)
 .     iShares Dow Jones U.S. Financial Services Index Fund (IYG)
 .     iShares Dow Jones U.S. Internet Index Fund (IYV)
 .     iShares Dow Jones U.S. Real Estate Index Fund (IYR)

 iShares MSCI Series
 -------------------
 .     iShares MSCI EAFE Index Fund (EFA)

 iShares Russell Series
 ----------------------
 .     iShares Russell 3000 Index Fund (IWV)
 .     iShares Russell 3000 Growth Index FunD (IWZ)
 .     iShares Russell 3000 Value Index Fund (IWW)
 .     iShares Russell 2000 Index Fund (IWM)
 .     iShares Russell 2000 Growth Index Fund (IWO)
 .     iShares Russell 2000 Value Index Fund (IWN)
 .     iShares Russell 1000 Index Fund (IWB)
 .     iShares Russell 1000 Growth Index Fund (IWF)
 .     iShares Russell 1000 Value Index Fund (IWD)
 .     iShares Russell Midcap Index Fund (IWR)
 .     iShares Russell Midcap Growth Index Fund (IWP)
 .     iShares Russell Midcap Value Index Fund (IWS)

 iShares Goldman Sachs Series
 ----------------------------
 .     iShares Goldman Sachs Technology Index Fund (IGM)
 .     iShares Goldman Sachs Networking Index Fund (IGN)
 .     iShares Goldman Sachs Semiconductor Index Fund (IGW)
 .     iShares Goldman Sachs Software Index Fund (IGV)
 .     iShares Goldman Sachs Natural Resources Index Fund (IGE)

 iShares Cohen & Steers Series
 -----------------------------
 .     iShares Cohen & Steers Realty Majors Index Fund (ICF)

Notes to the Financial Statements                                            111
iShares Trust

The investment objective of each fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each fund. The investment advisor uses a "passive" or index approach to achieve each fund's investment objective.

These financial statements relate only to the iShares Dow Jones Series Funds and the iShares Cohen & Steers Realty Majors Index Fund (each a "Fund", collectively the "Funds").

Each of the Funds is classified as a non-diversified fund under the 1940 Act, except for the iShares Dow Jones U.S. Total Market Index Fund, which is classified as a diversified fund. Non-diversified funds generally hold stocks of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions. Actual results could differ from those estimates.

SECURITY VALUATION

Equity securities are valued at the last sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities for which there were no sales prices, are valued at the latest quoted bid prices. U.S. Government obligations are valued at the latest quoted bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, including restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by the Board of Trustees of the Trust.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

EQUALIZATION

As of March 12, 2002, certain of the Funds began using the accounting practice of equalization. This accounting method is used to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital stock. Equalization is calculated on a per share basis whereby a portion of the proceeds from sales and costs of repurchases of capital stock is applied to undistributed net investment income. For the period from March 12, 2002 through April 30, 2002, the amounts of undistributed net investment income included in the price of capital shares issued or redeemed from the iShares Dow Jones U.S. Utilities Sector Index Fund, the iShares Dow Jones U.S. Real Estate Index Fund and the iShares Cohen & Steers Realty Majors Index Fund were $39,000, $1,500 and $203,000 respectively.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are declared and distributed at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes.

112                                   2002 iShares Annual Report to Shareholders
iShares Trust

At April 30, 2002, the components of distributable earnings on a tax basis were as follows:

    ------------------------------------------------------------------------------------------
                                                                                       Total
                                                Undistributed   Undistributed  Distributable
    iShares Index Fund                          Ordinary Income  Long Term Gain       Earnings
    ------------------------------------------------------------------------------------------
    Dow Jones U.S. Total Market                        $130,727       $       -       $130,727
    Dow Jones U.S. Basic Materials Sector                60,137               -         60,137
    Dow Jones U.S. Consumer Non-Cyclical Sector         159,446               -        159,446
    Dow Jones U.S. Financial Sector                     228,354               -        228,354
    Dow Jones U.S. Telecommunications Sector            188,391               -        188,391
    Dow Jones U.S. Utilities Sector                     389,691               -        389,691
    Dow Jones U.S. Chemicals                             19,875               -         19,875
    Dow Jones U.S. Financial Services                   107,072               -        107,072
    ------------------------------------------------------------------------------------------

For the year ended April 30, 2002, the tax characterization of distributions paid for each Fund, excluding the iShares Dow Jones U.S. Real Estate Index Fund, was equal to the book characterization of distributions paid. The iShares Dow Jones U.S. Real Estate Index Fund distributed $94,773 from Long-Term Capital Gains, $4,140,130 from Ordinary Income and $539,945 as a Return of Capital on a tax basis for the year ended April 30, 2002. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its net income and any net gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ending April 30, 2002.

From November 1, 2001 to April 30, 2002, certain of the Funds incurred net realized capital losses. As permitted by tax regulations, the Funds have elected to defer these losses and treat them as arising in the year ending April 30, 2003.

    ------------------------------------------------------------------
                                                              Deferred
                                                          Net Realized
    iShares Index Fund                                  Capital Losses
    ------------------------------------------------------------------
    Dow Jones U.S. Total Market                              $ 775,662
    Dow Jones U.S. Basic Materials Sector                            -
    Dow Jones U.S. Consumer Cyclical Sector                    355,715
    Dow Jones U.S. Consumer Non-Cyclical Sector                452,580
    Dow Jones U.S. Energy Sector                             1,274,852
    Dow Jones U.S. Financial Sector                            416,953
    Dow Jones U.S. Healthcare Sector                           511,698
    Dow Jones U.S. Industrial Sector                           413,918
    ------------------------------------------------------------------

    ------------------------------------------------------------------
                                                              Deferred
                                                          Net Realized
    iShares Index Fund                                  Capital Losses
    ------------------------------------------------------------------
    Dow Jones U.S. Technology Sector                        $1,987,752
    Dow Jones U.S. Telecommunications Sector                 2,158,275
    Dow Jones U.S. Utilities Sector                          5,208,432
    Dow Jones U.S. Chemicals                                    69,252
    Dow Jones U.S. Financial Services                           48,706
    Dow Jones U.S. Internet                                  1,660,355
    Dow Jones U.S. Real Estate                                 885,620
    ------------------------------------------------------------------

Notes to the Financial Statements                                            113
iShares Trust

The following Funds had tax basis net capital loss carryforwards at April 30, 2002, the tax year end of the Funds:

    --------------------------------------------------------------------
                                                   Expiring     Expiring
    iShares Index Fund                                 2009         2010
    --------------------------------------------------------------------
    Dow Jones U.S. Total Market                      $    -   $2,220,191
    Dow Jones U.S. Basic Materials Sector                 -       67,181
    Dow Jones U.S. Consumer Cyclical Sector               -      214,348
    Dow Jones U.S. Consumer Non-Cyclical Sector      12,169      410,794
    Dow Jones U.S. Energy Sector                        369      643,271
    Dow Jones U.S. Financial Sector                       -      146,667
    Dow Jones U.S. Healthcare Sector                      -      154,330
    Dow Jones U.S. Industrial Sector                      -    4,102,570
    Dow Jones U.S. Technology Sector                      -    3,803,426
    Dow Jones U.S. Telecommunications Sector              -   10,282,380
    Dow Jones U.S. Utilities Sector                       -      173,950
    Dow Jones U.S. Chemicals                              -      240,662
    Dow Jones U.S. Financial Services                     -      138,646
    Dow Jones U.S. Internet                               -   11,854,796
    Cohen & Steers Realty Majors                          -       66,455
    --------------------------------------------------------------------

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

For the year ended April 30, 2002, certain Funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of 50,000 iShares ("Creation Units"). Because such gains or losses are not taxable to the Funds, and are not distributed to existing Fund shareholders, the gains or losses are reclassed from accumulated net realized gains or losses to paid-in-capital at the end of the Funds' tax year end. The in-kind gains or losses for the year ended April 30, 2002 are disclosed in the Funds' Statements of Operations.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities, which are delivered to the Funds' custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. None of the Funds held repurchase agreements at April 30, 2002.

2.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, Barclays Global Fund Advisors ("BGFA") manages the investment of each Fund's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses ("Covered Expenses") of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the executions of portfolio

114                                   2002 iShares Annual Report to Shareholders
iShares Trust

transactions, distribution fees and extraordinary expenses. Expenses related to the organization and initial registration of the Trust were borne by BGFA.

For its investment management services to each Fund, BGFA is entitled to an annual advisory fee based on the average daily net assets of each Fund as follows:

    ------------------------------------------------------------
                                                        Advisory
    iShares Index Fund                                       Fee
    ------------------------------------------------------------
    Dow Jones U.S. Total Market                             0.20%
    Dow Jones U.S. Basic Materials Sector                   0.60
    Dow Jones U.S. Consumer Cyclical Sector                 0.60
    Dow Jones U.S. Consumer Non-Cyclical Sector             0.60
    Dow Jones U.S. Energy Sector                            0.60
    Dow Jones U.S. Financial Sector                         0.60
    Dow Jones U.S. Healthcare Sector                        0.60
    Dow Jones U.S. Industrial Sector                        0.60
    ------------------------------------------------------------

    ------------------------------------------------------------
                                                        Advisory
    iShares Index Fund                                       Fee
    ------------------------------------------------------------
    Dow Jones U.S. Technology Sector                        0.60%
    Dow Jones U.S. Telecommunications Sector                0.60
    Dow Jones U.S. Utilities Sector                         0.60
    Dow Jones U.S. Chemicals                                0.60
    Dow Jones U.S. Financial Services                       0.60
    Dow Jones U.S. Internet                                 0.60
    Dow Jones U.S. Real Estate                              0.60
    Cohen & Steers Realty Majors                            0.35
    ------------------------------------------------------------

Investors Bank & Trust Company ("Investors Bank") serves as administrator, custodian, transfer agent and securities lending agent for the Funds. As compensation for its services, Investors Bank receives certain out-of-pocket costs, transaction fees, and asset-based fees, which are accrued daily and paid monthly. These fees are Covered Expenses as defined above.

SEI Investments Distribution Company serves as each Fund's underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Trust. The distributor will deliver the Prospectus and Statement of Additional Information, if so requested, to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it.

Barclays Global Investors Services ("BGIS"), a subsidiary of Barclays Global Investors, N.A., may serve as a broker-dealer for the Funds. For the year ended April 30, 2002, BGIS received the following amounts in brokerage commissions:

    ------------------------------------------------------------
                                                     Commissions
                                                         Paid to
    iShares Index Fund                                      Bgis
    ------------------------------------------------------------
    Dow Jones U.S. Total Market                             $254
    Dow Jones U.S. Financial Sector                          188
    Dow Jones U.S. Industrial Sector                           4
    Dow Jones U.S. Technology Sector                           6
    Dow Jones U.S. Telecommunications Sector                 316
    Dow Jones U.S. Utilities Sector                          856
    Dow Jones U.S. Financial Services                         21
    Cohen & Steers Realty Majors                             800
    ------------------------------------------------------------

Notes to the Financial Statements                                            115
iShares Trust

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund may invest in the institutional shares of the Institutional Money Market Fund ("IMMF") of Barclays Global Investors Funds. The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio of Master Investment Portfolio, which is managed by BGFA, the Funds' investment advisor. The IMMF is an open-end money market fund available only to institutional investors, including investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge an advisory fee, the master portfolio in which it invests does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds are recorded as either interest income or securities lending income in the accompanying Statements of Operations.

Pursuant to Rule 17a-7 of the 1940 Act, certain Funds executed cross trades for the year ended April 30, 2002. Cross trading is the buying or selling of portfolio securities between funds to which BGFA serves as investment advisor. In management's opinion, all transactions were in compliance with the requirements and restrictions set forth by Rule 17a-7.

As of April 30, 2002, certain trustees and officers of the Trust are also employees of BGFA and its affiliates or employees of Investors Bank.

3.  INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term securities) for the year ended April 30, 2002, were as follows:

    -------------------------------------------------------------------------
    iShares Index Fund                                  Purchases       Sales
    -------------------------------------------------------------------------
    Dow Jones U.S. Total Market                       $ 4,295,954  $4,233,894
    Dow Jones U.S. Basic Materials Sector               2,396,973   2,306,667
    Dow Jones U.S. Consumer Cyclical Sector             2,547,761   2,551,323
    Dow Jones U.S. Consumer Non-Cyclical Sector         3,060,209   2,970,577
    Dow Jones U.S. Energy Sector                       13,259,299  13,122,098
    Dow Jones U.S. Financial Sector                     3,682,101   3,495,380
    Dow Jones U.S. Healthcare Sector                    4,870,901   4,770,318
    Dow Jones U.S. Industrial Sector                   13,638,296  13,586,496
    Dow Jones U.S. Technology Sector                    9,288,652   9,781,237
    Dow Jones U.S. Telecommunications Sector           23,083,707  23,068,911
    Dow Jones U.S. Utilities Sector                     6,587,197   5,989,852
    Dow Jones U.S. Chemicals                            3,085,044   3,060,542
    Dow Jones U.S. Financial Services                   1,491,152   1,386,467
    Dow Jones U.S. Internet                             7,915,045   8,001,956
    Dow Jones U.S. Real Estate                          8,379,184   7,906,293
    Cohen & Steers Realty Majors                        7,599,557   6,828,733
    -------------------------------------------------------------------------

116                                   2002 iShares Annual Report to Shareholders
iShares Trust

In-kind transactions for the year ended April 30, 2002, were as follows:

    ------------------------------------------------------------------
                                                  In-kind      In-kind
    iShares Index Fund                          Purchases        Sales
    ------------------------------------------------------------------
    Dow Jones U.S. Total Market              $ 66,814,853 $         --
    Dow Jones U.S. Basic Materials Sector      70,853,957   22,131,194
    Dow Jones U.S. Consumer Cyclical Sector   110,543,425    7,238,576
    Dow Jones U.S. Consumer Non-Cyclical
      Sector                                  105,964,012   13,097,088
    Dow Jones U.S. Energy Sector               96,792,990   36,328,051
    Dow Jones U.S. Financial Sector            81,027,793   16,441,974
    Dow Jones U.S. Healthcare Sector          153,381,296    4,164,013
    Dow Jones U.S. Industrial Sector           62,584,418   10,915,426
    Dow Jones U.S. Technology Sector           83,408,310    5,804,787
    Dow Jones U.S. Telecommunications Sector   36,044,186   10,985,864
    Dow Jones U.S. Utilities Sector           186,093,079   41,346,564
    Dow Jones U.S. Chemicals                   18,487,410   25,370,602
    Dow Jones U.S. Financial Services          45,865,140   24,313,293
    Dow Jones U.S. Internet                    19,700,236    9,384,310
    Dow Jones U.S. Real Estate                238,206,480  195,789,034
    Cohen & Steers Realty Majors              110,599,561   64,610,565
    ------------------------------------------------------------------

At April 30, 2002, the aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

    -----------------------------------------------------------------------------------------
                                                                              Net Unrealized
                                            Tax    Unrealized     Unrealized    Appreciation
    iShares Index Fund                     Cost  Appreciation   Depreciation   (Depreciation)
    -----------------------------------------------------------------------------------------
    Dow Jones U.S. Total Market     $139,940,257  $ 7,015,009  $ (23,424,737)  $ (16,409,728)
    Dow Jones U.S. Basic Materials
      Sector                          61,014,679    1,029,436     (2,452,594)     (1,423,158)
    Dow Jones U.S. Consumer
      Cyclical Sector                136,511,465    6,371,549     (8,998,104)     (2,626,555)
    Dow Jones U.S. Consumer
      Non-Cyclical Sector            110,688,710    6,414,186       (744,005)      5,679,181
    Dow Jones U.S. Energy Sector     112,246,573    1,410,076     (6,449,854)     (5,039,778)
    Dow Jones U.S. Financial
      Sector                         122,131,721    9,558,827     (6,469,473)      3,089,354
    Dow Jones U.S. Healthcare
      Sector                         267,944,204   15,411,006    (39,821,109)    (24,410,103)
    Dow Jones U.S. Industrial
      Sector                          96,749,852    3,465,006    (13,747,424)    (10,282,418)
    Dow Jones U.S. Technology
      Sector                         245,269,553            -   (100,063,896)   (100,063,896)
    Dow Jones U.S.
      Telecommunications Sector       83,131,238            -    (26,795,367)    (26,795,367)
    Dow Jones U.S. Utilities
      Sector                         200,087,185    7,685,409     (9,813,225)     (2,127,816)
    Dow Jones U.S. Chemicals          10,861,251      221,198       (207,567)         13,631
    Dow Jones U.S. Financial
      Services                        61,641,312    4,174,410     (5,080,669)       (906,259)
    Dow Jones U.S. Internet           41,637,134            -    (25,762,670)    (25,762,670)
    Dow Jones U.S. Real Estate       106,519,094    4,408,460     (1,780,192)      2,628,268
    Cohen & Steers Realty Majors      90,464,507      977,493     (1,643,459)       (665,966)
    -----------------------------------------------------------------------------------------

Notes to the Financial Statements                                            117
iShares Trust

4.  iSHARES TRANSACTIONS

At April 30, 2002, there were an unlimited number of no par value shares of beneficial interest ("iShares") authorized. iShares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, iShares are not redeemable. Transactions in iShares for each Fund are disclosed in detail in the Statement of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated portfolio of equity securities constituting a substantial replication, or a portfolio sampling representation, of the stocks involved in the relevant Fund's underlying index and an amount of cash. A purchase transaction fee and a redemption transaction fee are charged to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares.

5.  LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received is required to have a value of at least 102% of the market value of the loaned securities for securities denominated in U.S. Dollars and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of April 30, 2002, certain of the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market mutual funds. The market value of the securities on loan at April 30, 2002 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities.

6.  LEGAL PROCEEDINGS

In April 2002, the judge overseeing an ongoing action in the U.S. District Court for the Northern District of Illinois granted leave for a United States patentholder named MOPEX, Inc. to amend its complaint to add the Trust, along with seven other parties, as a defendant. There are now a total of twenty defendants, including the Trust's investment advisor, other exchange traded funds, various fund service providers and market makers, and the Chicago Stock Exchange, Inc. In the action, the plaintiff alleges that the actions of the parties, now including the Trust, infringed their patent. In addition, the plaintiff alleges that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. Although this is the only case to which the Trust has been named as a party, this action is one of three involving related issues. The Trust believes that it has valid defenses to all claims raised by the patentholder. However, a resolution of this case may impose increased costs on the Trust and thus raise the expense ratios of the Funds, adversely affecting performance.

118                                   2002 iShares Annual Report to Shareholders

Report of Independent Accountants


To the Shareholders and Board of Trustees of iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the funds comprising the iShares Dow Jones Series Funds and the iShares Cohen & Steers Realty Majors Index Fund (the "Funds"), as listed on the table of contents at April 30, 2002, the results of each of their operations for the periods then ended, and the changes in their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
May 24, 2002

Report of Independent Accountants                                            119

Tax Information (Unaudited)
iShares Trust

For corporate shareholders, a portion of the income dividends paid by certain of the Funds during the year ended April 30, 2002 qualified for the dividends-received deduction.

    ---------------------------------------------------------------
                                                         Dividends-
                                                           Received
    iShares Index Fund                                    Deduction
    ---------------------------------------------------------------
    Dow Jones U.S. Total Market                               99.58%
    Dow Jones U.S. Basic Materials                           100.00
    Dow Jones U.S. Consumer Non-Cyclical Sector              100.00
    Dow Jones U.S. Energy Sector                             100.00
    Dow Jones U.S. Financial Sector                          100.00
    Dow Jones U.S. Healthcare Sector                         100.00
    Dow Jones U.S. Industrial Sector                         100.00
    Dow Jones U.S. Telecommunications Sector                 100.00
    Dow Jones U.S. Utilities Sector                          100.00
    Dow Jones U.S. Chemicals                                  99.24
    Dow Jones U.S. Financial Services                        100.00
    ---------------------------------------------------------------


Shareholder Meeting Results (Unaudited)

A special meeting of shareholders of the iShares Trust was held on November 15, 2001. At the meeting, the following matter was voted upon and approved by the shareholders. The matter voted upon was a Trust-wide proposal and the voting results are presented below.

Proposal: To elect the six nominees specified below as Trustees, to hold office until their successors are duly elected and qualified.

    --------------------------------------------------------------
    Trustee                            Votes For    Votes Withheld
    --------------------------------------------------------------
    Nathan Most                       99,539,634           163,697
    Richard K. Lyons                  99,539,634           163,697
    George G.C. Parker                99,539,634           163,697
    John B. Carroll                   99,539,634           163,697
    W. Allen Reed                     99,539,634           163,697
    Garrett F. Bouton                 99,539,634           163,697
    --------------------------------------------------------------

Messrs. Most, Lyons, and Parker previously served as Trustees of the Trust and were reelected. Messrs. Carroll, Reed and Bouton were newly elected.

120                                   2002 iShares Annual Report to Shareholders
iShares Trust
Supplemental Information (Unaudited)

The charts below present information about the differences between the daily closing price on secondary markets for shares of an iShares Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares as of the close of regular trading (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. The "Closing Price" of each iShares Fund is the price of the last reported trade for shares of such Fund on any major U.S. market. Each Fund's Closing Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The trading price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Closing Price of a Fund on a given day. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. One reason for differences is that timing discrepancies can exist between the determination of NAV and Closing Price of a Fund. Trading activity varies and it is important to note that the date/time of the last trade (which is recorded as the Closing Price) may not take place at the time when the Funds normally calculate NAV. Each Fund normally trades on its respective stock exchange until 4:00 p.m. (Eastern Time). Price Discovery, the constant flow of information among investors, corporations and financial institutions, causes market prices to change and evolve throughout the trading day, even after non-U.S. markets are closed. Price Discovery between the time that each Fund calculates its NAV and the date/time of the last trade may contribute to any difference between the NAV and Closing Price of each Fund.

The following information shows the frequency distributions of premiums and discounts for each of the iShares Funds included in this report. The information shown for each Fund is for each full calendar quarter completed after the inception date of such Fund through March 31, 2002, the date of the most recent quarter-end. The specific periods covered for each Fund is disclosed in the chart for such Fund.

The vertical column of the chart shows the premium or discount expressed as a percentage of NAV. The horizontal column indicates the number of trading days in the period covered by the chart. Each bar in the chart shows the number of trading days in which the iShares Fund traded within the premium/discount range indicated. All data presented here represents past performance, which cannot be used to predict future results.

Supplemental Information                                                     121
iShares Trust

                   iShares Dow Jones U.S. Total Market Index
              PERIOD COVERED: JULY 1, 2000 THROUGH MARCH 31, 2002

                                  [BAR CHART]

                   PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                   GT 6.00%                                 0
                   GT 5.50%_LT 6.00%                        0
                   GT 5.00%_LT 5.50%                        0
                   GT 4.50%_LT 5.00%                        0
                   GT 4.00%_LT 4.50%                        0
                   GT 3.50%_LT 4.00%                        0
                   GT 3.00%_LT 3.50%                        0
                   GT 2.50%_LT 3.00%                        0
                   GT 2.00%_LT 2.50%                        0
                   GT 1.50%_LT 2.00%                        0
                   GT 1.00%_LT 1.50%                        1
                   GT 0.50%_LT 1.00%                       19
                   LT 0.50%_GT (0.50)%                    400
                   LT (0.50)%_GT (1.00)%                   12
                   LT (1.00)%_GT (1.50)%                    1
                   LT(1.50)%_GT (2.00)%                     0
                   LT (2.00)%_GT (2.50)%                    0
                   LT (2.50)%_GT (3.00)%                    0
                   LT (3.00)%_GT (3.50)%                    0
                   LT (3.50)%_GT (4.00)%                    0
                   LT (4.00)%_GT (4.50)%                    0
                   LT (4.50)%_GT (5.00)%                    0
                   LT (5.00)%_GT (5.50)%                    0
                   LT (5.50)%_GT (6.00)%                    0
                   LT (6.00)%                               0

            iShares Dow Jones U.S. Basic Materials Sector Index Fund
              PERIOD COVERED: JULY 1, 2000 THROUGH MARCH 31, 2002

                                  [BAR CHART]

                   PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                   GT 6.00%                                 0
                   GT 5.50%_LT 6.00%                        0
                   GT 5.00%_LT 5.50%                        1
                   GT 4.50%_LT 5.00%                        0
                   GT 4.00%_LT 4.50%                        0
                   GT 3.50%_LT 4.00%                        0
                   GT 3.00%_LT 3.50%                        2
                   GT 2.50%_LT 3.00%                        1
                   GT 2.00%_LT 2.50%                        6
                   GT 1.50%_LT 2.00%                        6
                   GT 1.00%_LT 1.50%                       13
                   GT 0.50%_LT 1.00%                       40
                   LT 0.50%_GT (0.50)%                    298
                   LT (0.50)%_GT (1.00)%                   29
                   LT (1.00)%_GT (1.50)%                   19
                   LT(1.50)%_GT (2.00)%                     4
                   LT (2.00)%_GT (2.50)%                    8
                   LT (2.50)%_GT (3.00)%                    2
                   LT (3.00)%_GT (3.50)%                    1
                   LT (3.50)%_GT (4.00)%                    0
                   LT (4.00)%_GT (4.50)%                    1
                   LT (4.50)%_GT (5.00)%                    0
                   LT (5.00)%_GT (5.50)%                    1
                   LT (5.50)%_GT (6.00)%                    1
                   LT (6.00)%                               0

122                                   2002 iShares Annual Report to Shareholders
iShares Trust

           iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund
              PERIOD COVERED: JULY 1, 2000 THROUGH MARCH 31, 2002

                                  [BAR CHART]

                   PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                   GT 6.00%                                 0
                   GT 5.50%_LT 6.00%                        0
                   GT 5.00%_LT 5.50%                        0
                   GT 4.50%_LT 5.00%                        0
                   GT 4.00%_LT 4.50%                        0
                   GT 3.50%_LT 4.00%                        1
                   GT 3.00%_LT 3.50%                        2
                   GT 2.50%_LT 3.00%                        1
                   GT 2.00%_LT 2.50%                        3
                   GT 1.50%_LT 2.00%                        3
                   GT 1.00%_LT 1.50%                        4
                   GT 0.50%_LT 1.00%                       31
                   LT 0.50%_GT (0.50)%                    348
                   LT (0.50)%_GT (1.00)%                   18
                   LT (1.00)%_GT (1.50)%                   13
                   LT(1.50)%_GT (2.00)%                     2
                   LT (2.00)%_GT (2.50)%                    3
                   LT (2.50)%_GT (3.00)%                    1
                   LT (3.00)%_GT (3.50)%                    2
                   LT (3.50)%_GT (4.00)%                    0
                   LT (4.00)%_GT (4.50)%                    0
                   LT (4.50)%_GT (5.00)%                    1
                   LT (5.00)%_GT (5.50)%                    0
                   LT (5.50)%_GT (6.00)%                    0
                   LT (6.00)%                               0


         iShares Dow Jones U.S. Consumer Non-cyclical Sector Index Fund
              PERIOD COVERED: JULY 1, 2000 THROUGH MARCH 31, 2002

                                  [BAR CHART]

                   PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                   GT 6.00%                                 0
                   GT 5.50%_LT 6.00%                        0
                   GT 5.00%_LT 5.50%                        1
                   GT 4.50%_LT 5.00%                        0
                   GT 4.00%_LT 4.50%                        4
                   GT 3.50%_LT 4.00%                        2
                   GT 3.00%_LT 3.50%                        1
                   GT 2.50%_LT 3.00%                        1
                   GT 2.00%_LT 2.50%                        3
                   GT 1.50%_LT 2.00%                        1
                   GT 1.00%_LT 1.50%                        6
                   GT 0.50%_LT 1.00%                       39
                   LT 0.50%_GT (0.50)%                    343
                   LT (0.50)%_GT (1.00)%                   21
                   LT (1.00)%_GT (1.50)%                    5
                   LT(1.50)%_GT (2.00)%                     3
                   LT (2.00)%_GT (2.50)%                    2
                   LT (2.50)%_GT (3.00)%                    1
                   LT (3.00)%_GT (3.50)%                    0
                   LT (3.50)%_GT (4.00)%                    0
                   LT (4.00)%_GT (4.50)%                    0
                   LT (4.50)%_GT (5.00)%                    0
                   LT (5.00)%_GT (5.50)%                    0
                   LT (5.50)%_GT (6.00)%                    0
                   LT (6.00)%                               0

Supplemental Information                                                     123
iShares Trust


                 iShares Dow Jones U.S. Energy Sector Index Fund
               PERIOD COVERED: JULY 1, 2000 THROUGH MARCH 31, 2002

                     PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                     GT 6.00%                           0
                     GT 5.50%_LT 6.00%                  0
                     GT 5.00%_LT 5.50%                  0
                     GT 4.50%_LT 5.00%                  0
                     GT 4.00%_LT 4.50%                  0
                     GT 3.50%_LT 4.00%                  0
                     GT 3.00%_LT 3.50%                  0
                     GT 2.50%_LT 3.00%                  0
                     GT 2.00%_LT 2.50%                  0
                     GT 1.50%_LT 2.00%                  1
                     GT 1.00%_LT 1.50%                  2
                     GT 0.50%_LT 1.00%                 19
                     LT 0.50%_GT (0.50)%              402
                     LT (0.50)%_GT (1.00)%              6
                     LT (1.00)%_GT (1.50)%              1
                     LT(1.50)%_GT (2.00)%               0
                     LT (2.00)%_GT (2.50)%              2
                     LT (2.50)%_GT (3.00)%              0
                     LT (3.00)%_GT (3.50)%              0
                     LT (3.50)%_GT (4.00)%              0
                     LT (4.00)%_GT (4.50)%              0
                     LT (4.50)%_GT (5.00)%              0
                     LT (5.00)%_GT (5.50)%              0
                     LT (5.50)%_GT (6.00)%              0
                     LT (6.00)%                         0



               iShares Dow Jones U.S. Financial Sector Index Fund
               PERIOD COVERED: JULY 1, 2000 THROUGH MARCH 31, 2002

                     PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                     GT 6.00%                           0
                     GT 5.50%_LT 6.00%                  0
                     GT 5.00%_LT 5.50%                  0
                     GT 4.50%_LT 5.00%                  0
                     GT 4.00%_LT 4.50%                  0
                     GT 3.50%_LT 4.00%                  0
                     GT 3.00%_LT 3.50%                  0
                     GT 2.50%_LT 3.00%                  0
                     GT 2.00%_LT 2.50%                  0
                     GT 1.50%_LT 2.00%                  1
                     GT 1.00%_LT 1.50%                  1
                     GT 0.50%_LT 1.00%                 18
                     LT 0.50%_GT (0.50)%              394
                     LT (0.50)%_GT (1.00)%             16
                     LT (1.00)%_GT (1.50)%              2
                     LT(1.50)%_GT (2.00)%               1
                     LT (2.00)%_GT (2.50)%              0
                     LT (2.50)%_GT (3.00)%              0
                     LT (3.00)%_GT (3.50)%              0
                     LT (3.50)%_GT (4.00)%              0
                     LT (4.00)%_GT (4.50)%              0
                     LT (4.50)%_GT (5.00)%              0
                     LT (5.00)%_GT (5.50)%              0
                     LT (5.50)%_GT (6.00)%              0
                     LT (6.00)%                         0

124                                   2002 iShares Annual Report to Shareholders
iShares Trust

              iShares Dow Jones U.S. Healthcare Sector Index Fund
              PERIOD COVERED: JULY 1, 2000 THROUGH MARCH 31, 2002

                   PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS

                   GT 6.00%                           0
                   GT 5.50%_LT 6.00%                  0
                   GT 5.00%_LT 5.50%                  0
                   GT 4.50%_LT 5.00%                  0
                   GT 4.00%_LT 4.50%                  0
                   GT 3.50%_LT 4.00%                  0
                   GT 3.00%_LT 3.50%                  0
                   GT 2.50%_LT 3.00%                  0
                   GT 2.00%_LT 2.50%                  1
                   GT 1.50%_LT 2.00%                  0
                   GT 1.00%_LT 1.50%                  1
                   GT 0.50%_LT 1.00%                 15
                   LT 0.50%_GT (0.50)%              415
                   LT (0.50)%_GT (1.00)%              1
                   LT (1.00)%_GT (1.50)%              0
                   LT(1.50)%_GT (2.00)%               0
                   LT (2.00)%_GT (2.50)%              0
                   LT (2.50)%_GT (3.00)%              0
                   LT (3.00)%_GT (3.50)%              0
                   LT (3.50)%_GT (4.00)%              0
                   LT (4.00)%_GT (4.50)%              0
                   LT (4.50)%_GT (5.00)%              0
                   LT (5.00)%_GT (5.50)%              0
                   LT (5.50)%_GT (6.00)%              0
                   LT (6.00)%                         0


              iShares Dow Jones U.S. Industrial Sector Index Fund
              PERIOD COVERED: JULY 1, 2000 THROUGH MARCH 31, 2002

                   PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                   GT 6.00%                           0
                   GT 5.50%_LT 6.00%                  0
                   GT 5.00%_LT 5.50%                  1
                   GT 4.50%_LT 5.00%                  0
                   GT 4.00%_LT 4.50%                  0
                   GT 3.50%_LT 4.00%                  1
                   GT 3.00%_LT 3.50%                  1
                   GT 2.50%_LT 3.00%                  2
                   GT 2.00%_LT 2.50%                  3
                   GT 1.50%_LT 2.00%                  3
                   GT 1.00%_LT 1.50%                  6
                   GT 0.50%_LT 1.00%                 39
                   LT 0.50%_GT (0.50)%              320
                   LT (0.50)%_GT (1.00)%             20
                   LT (1.00)%_GT (1.50)%              8
                   LT(1.50)%_GT (2.00)%               7
                   LT (2.00)%_GT (2.50)%              2
                   LT (2.50)%_GT (3.00)%              3
                   LT (3.00)%_GT (3.50)%              3
                   LT (3.50)%_GT (4.00)%              3
                   LT (4.00)%_GT (4.50)%              1
                   LT (4.50)%_GT (5.00)%              1
                   LT (5.00)%_GT (5.50)%              1
                   LT (5.50)%_GT (6.00)%              0
                   LT (6.00)%                         0

Supplemental Information                                                     125
iShares Trust


               iShares Dow Jones U.S. Technology Sector Index Fund PERIOD COVERED: JULY 1, 2000 THROUGH MARCH 31, 2002

                   PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                   GT 6.00%                           0
                   GT 5.50%_LT 6.00%                  0
                   GT 5.00%_LT 5.50%                  0
                   GT 4.50%_LT 5.00%                  0
                   GT 4.00%_LT 4.50%                  0
                   GT 3.50%_LT 4.00%                  0
                   GT 3.00%_LT 3.50%                  1
                   GT 2.50%_LT 3.00%                  0
                   GT 2.00%_LT 2.50%                  1
                   GT 1.50%_LT 2.00%                  1
                   GT 1.00%_LT 1.50%                  2
                   GT 0.50%_LT 1.00%                 37
                   LT 0.50%_GT (0.50)%              354
                   LT (0.50)%_GT (1.00)%             27
                   LT (1.00)%_GT (1.50)%              6
                   LT(1.50)%_GT (2.00)%               2
                   LT (2.00)%_GT (2.50)%              1
                   LT (2.50)%_GT (3.00)%              0
                   LT (3.00)%_GT (3.50)%              0
                   LT (3.50)%_GT (4.00)%              0
                   LT (4.00)%_GT (4.50)%              1
                   LT (4.50)%_GT (5.00)%              0
                   LT (5.00)%_GT (5.50)%              0
                   LT (5.50)%_GT (6.00)%              0
                   LT (6.00)%                         0


           iShares Dow Jones U.S. Telecommunications Sector Index Fund
               PERIOD COVERED: JULY 1, 2000 THROUGH MARCH 31, 2002

                   PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                   GT 6.00%                           0
                   GT 5.50%_LT 6.00%                  0
                   GT 5.00%_LT 5.50%                  0
                   GT 4.50%_LT 5.00%                  0
                   GT 4.00%_LT 4.50%                  0
                   GT 3.50%_LT 4.00%                  0
                   GT 3.00%_LT 3.50%                  0
                   GT 2.50%_LT 3.00%                  1
                   GT 2.00%_LT 2.50%                  0
                   GT 1.50%_LT 2.00%                  0
                   GT 1.00%_LT 1.50%                  1
                   GT 0.50%_LT 1.00%                 49
                   LT 0.50%_GT (0.50)%              357
                   LT (0.50)%_GT (1.00)%             24
                   LT (1.00)%_GT (1.50)%              1
                   LT(1.50)%_GT (2.00)%               0
                   LT (2.00)%_GT (2.50)%              0
                   LT (2.50)%_GT (3.00)%              0
                   LT (3.00)%_GT (3.50)%              0
                   LT (3.50)%_GT (4.00)%              0
                   LT (4.00)%_GT (4.50)%              0
                   LT (4.50)%_GT (5.00)%              0
                   LT (5.00)%_GT (5.50)%              0
                   LT (5.50)%_GT (6.00)%              0
                   LT (6.00)%                         0

126                                   2002 iShares Annual Report to Shareholders
iShares Trust


               iShares Dow Jones U.S. Utilities Sector Index Fund
               PERIOD COVERED: JULY 1, 2000 THROUGH MARCH 31, 2002

                   PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                   GT 6.00%                           0
                   GT 5.50%_LT 6.00%                  0
                   GT 5.00%_LT 5.50%                  0
                   GT 4.50%_LT 5.00%                  0
                   GT 4.00%_LT 4.50%                  0
                   GT 3.50%_LT 4.00%                  1
                   GT 3.00%_LT 3.50%                  0
                   GT 2.50%_LT 3.00%                  0
                   GT 2.00%_LT 2.50%                  0
                   GT 1.50%_LT 2.00%                  0
                   GT 1.00%_LT 1.50%                  1
                   GT 0.50%_LT 1.00%                  7
                   LT 0.50%_GT (0.50)%              397
                   LT (0.50)%_GT (1.00)%             15
                   LT (1.00)%_GT (1.50)%              6
                   LT(1.50)%_GT (2.00)%               1
                   LT (2.00)%_GT (2.50)%              2
                   LT (2.50)%_GT (3.00)%              0
                   LT (3.00)%_GT (3.50)%              0
                   LT (3.50)%_GT (4.00)%              0
                   LT (4.00)%_GT (4.50)%              0
                   LT (4.50)%_GT (5.00)%              0
                   LT (5.00)%_GT (5.50)%              0
                   LT (5.50)%_GT (6.00)%              0
                   LT (6.00)%                         5


                   iShares Dow Jones U.S. Chemicals Index Fund
               PERIOD COVERED: JULY 1, 2000 THROUGH MARCH 31, 2002

                   PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                   GT 6.00%                           0
                   GT 5.50%_LT 6.00%                  0
                   GT 5.00%_LT 5.50%                  1
                   GT 4.50%_LT 5.00%                  1
                   GT 4.00%_LT 4.50%                  0
                   GT 3.50%_LT 4.00%                  1
                   GT 3.00%_LT 3.50%                  1
                   GT 2.50%_LT 3.00%                  5
                   GT 2.00%_LT 2.50%                  5
                   GT 1.50%_LT 2.00%                 11
                   GT 1.00%_LT 1.50%                 19
                   GT 0.50%_LT 1.00%                 35
                   LT 0.50%_GT (0.50)%              257
                   LT (0.50)%_GT (1.00)%             50
                   LT (1.00)%_GT (1.50)%             10
                   LT(1.50)%_GT (2.00)%               5
                   LT (2.00)%_GT (2.50)%              7
                   LT (2.50)%_GT (3.00)%              2
                   LT (3.00)%_GT (3.50)%              1
                   LT (3.50)%_GT (4.00)%              2
                   LT (4.00)%_GT (4.50)%              1
                   LT (4.50)%_GT (5.00)%              0
                   LT (5.00)%_GT (5.50)%              1
                   LT (5.50)%_GT (6.00)%              0
                   LT (6.00)%                         0

Supplemental Information                                                     127
iShares Trust


              iShares Dow Jones U.S. Financial Services Index Fund
               PERIOD COVERED: JULY 1, 2000 THROUGH MARCH 31, 2002

                   PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                   GT 6.00%                           0
                   GT 5.50%_LT 6.00%                  0
                   GT 5.00%_LT 5.50%                  0
                   GT 4.50%_LT 5.00%                  0
                   GT 4.00%_LT 4.50%                  0
                   GT 3.50%_LT 4.00%                  0
                   GT 3.00%_LT 3.50%                  1
                   GT 2.50%_LT 3.00%                  0
                   GT 2.00%_LT 2.50%                  0
                   GT 1.50%_LT 2.00%                  1
                   GT 1.00%_LT 1.50%                  5
                   GT 0.50%_LT 1.00%                 24
                   LT 0.50%_GT (0.50)%              365
                   LT (0.50)%_GT (1.00)%             26
                   LT (1.00)%_GT (1.50)%              5
                   LT(1.50)%_GT (2.00)%               3
                   LT (2.00)%_GT (2.50)%              3
                   LT (2.50)%_GT (3.00)%              0
                   LT (3.00)%_GT (3.50)%              0
                   LT (3.50)%_GT (4.00)%              0
                   LT (4.00)%_GT (4.50)%              0
                   LT (4.50)%_GT (5.00)%              0
                   LT (5.00)%_GT (5.50)%              0
                   LT (5.50)%_GT (6.00)%              0
                   LT (6.00)%                         0


                   iShares Dow Jones U.S. Internet Index Fund
               PERIOD COVERED: JULY 1, 2000 THROUGH MARCH 31, 2002

                   PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                   GT 6.00%                           0
                   GT 5.50%_LT 6.00%                  0
                   GT 5.00%_LT 5.50%                  0
                   GT 4.50%_LT 5.00%                  0
                   GT 4.00%_LT 4.50%                  0
                   GT 3.50%_LT 4.00%                  0
                   GT 3.00%_LT 3.50%                  0
                   GT 2.50%_LT 3.00%                  1
                   GT 2.00%_LT 2.50%                  6
                   GT 1.50%_LT 2.00%                  7
                   GT 1.00%_LT 1.50%                 29
                   GT 0.50%_LT 1.00%                 92
                   LT 0.50%_GT (0.50)%              216
                   LT (0.50)%_GT (1.00)%             51
                   LT (1.00)%_GT (1.50)%             23
                   LT(1.50)%_GT (2.00)%               3
                   LT (2.00)%_GT (2.50)%              0
                   LT (2.50)%_GT (3.00)%              3
                   LT (3.00)%_GT (3.50)%              1
                   LT (3.50)%_GT (4.00)%              0
                   LT (4.00)%_GT (4.50)%              0
                   LT (4.50)%_GT (5.00)%              0
                   LT (5.00)%_GT (5.50)%              1
                   LT (5.50)%_GT (6.00)%              0
                   LT (6.00)%                         0

128                                   2002 iShares Annual Report to Shareholders
iShares Trust

                  iShares Dow Jones U.S. Real Estate Index Fund
               PERIOD COVERED: JULY 1, 2000 THROUGH MARCH 31, 2002

                 PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                 GT 6.00%                           0
                 GT 5.50%_LT 6.00%                  0
                 GT 5.00%_LT 5.50%                  0
                 GT 4.50%_LT 5.00%                  0
                 GT 4.00%_LT 4.50%                  0
                 GT 3.50%_LT 4.00%                  0
                 GT 3.00%_LT 3.50%                  0
                 GT 2.50%_LT 3.00%                  0
                 GT 2.00%_LT 2.50%                  0
                 GT 1.50%_LT 2.00%                  0
                 GT 1.00%_LT 1.50%                  3
                 GT 0.50%_LT 1.00%                  6
                 LT 0.50%_GT (0.50)%              411
                 LT (0.50)%_GT (1.00)%             11
                 LT (1.00)%_GT (1.50)%              1
                 LT(1.50)%_GT (2.00)%               0
                 LT (2.00)%_GT (2.50)%              1
                 LT (2.50)%_GT (3.00)%              0
                 LT (3.00)%_GT (3.50)%              0
                 LT (3.50)%_GT (4.00)%              0
                 LT (4.00)%_GT (4.50)%              0
                 LT (4.50)%_GT (5.00)%              0
                 LT (5.00)%_GT (5.50)%              0
                 LT (5.50)%_GT (6.00)%              0
                 LT (6.00)%                         0



                 iShares Cohen & Steers Realty Majors Index Fund
              PERIOD COVERED: APRIL 1, 2001 THROUGH MARCH 31, 2002

                 PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                 GT 6.00%                           0
                 GT 5.50%_LT 6.00%                  0
                 GT 5.00%_LT 5.50%                  0
                 GT 4.50%_LT 5.00%                  0
                 GT 4.00%_LT 4.50%                  0
                 GT 3.50%_LT 4.00%                  0
                 GT 3.00%_LT 3.50%                  0
                 GT 2.50%_LT 3.00%                  0
                 GT 2.00%_LT 2.50%                  0
                 GT 1.50%_LT 2.00%                  0
                 GT 1.00%_LT 1.50%                  1
                 GT 0.50%_LT 1.00%                  4
                 LT 0.50%_GT (0.50)%              236
                 LT (0.50)%_GT (1.00)%              6
                 LT (1.00)%_GT (1.50)%              0
                 LT(1.50)%_GT (2.00)%               0
                 LT (2.00)%_GT (2.50)%              0
                 LT (2.50)%_GT (3.00)%              0
                 LT (3.00)%_GT (3.50)%              0
                 LT (3.50)%_GT (4.00)%              0
                 LT (4.00)%_GT (4.50)%              0
                 LT (4.50)%_GT (5.00)%              0
                 LT (5.00)%_GT (5.50)%              0
                 LT (5.50)%_GT (6.00)%              0
                 LT (6.00)%                         0

Supplemental Information                                                     129

Trustees Information (Unaudited)

iShares Trust

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected and qualified.

iShares Trust, iShares, Inc., Barclays Global Investors Funds and Master Investment Portfolio are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and oversees 77 portfolios within the fund complex. In addition, Richard K. Lyons serves as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and oversees 100 portfolios within the fund complex. Additional information about the Funds' Trustees may be found in the Funds' Statement of Additional Information, which is available without charge upon request by calling toll-free 1-800-474-2737.

                               Interested Trustees

                             Position(s),           Principal Occupation(s)
 Name, Age and Address    Length of Service           During Past 5 Years               Other Directorships Held
----------------------------------------------------------------------------------------------------------------------
*Garrett F. Bouton (56)   Chairman (since     Managing Director and Chief          Chairman of the Board of Directors
Barclays Global           February 28,        Executive Officer (since 1999) for   (since 1998) of BGFA; Director
Investors                 2002), Trustee      Barclays Global Investors, N.A.      (since 1998) of BGI; Director of
45 Fremont Street         (since January 1,   ("BGI") Global Individual Investor   various Barclays subsidiaries
San Francisco, CA 94105   2002) and           Business; Global H.R. Director       (since 1997).
                          President.          (from 1996-1999) for BGI.

*Nathan Most (87)         Trustee (since      Consultant to BGI (1998-present),    None.
P.O. Box 193              February 15, 2000)  American Stock Exchange (1996-2000)
Burlingame, CA 94011                          and the Hong Kong Stock Exchange
                                              (1998 to present); Consultant to
                                              the Amsterdam Stock Exchange
                                              (1997-1998); Consultant to the
                                              Pacific Stock Exchange (1997-1998);
                                              Formerly Senior Vice President
                                              American Stock Exchange (New
                                              Product Development) (1976-1996).

_____________________

* Garrett F. Bouton and Nathan Most are deemed to be "interested persons" (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds' investment advisor and BGI, the parent company of BGFA.

130                                   2002 iShares Annual Report to Shareholders
iShares Trust

                              Independent Trustees

                              Position(s),           Principal Occupation(s)
  Name, Age and Address    Length of Service           During Past 5 Years               Other Directorships Held
-----------------------------------------------------------------------------------------------------------------------
John B. Carroll (65)       Trustee (since      Retired Vice President of            Former Trustee and member of the
520 Main Street            January 1, 2002)    Investment Management (1984-2000)    Executive Committee (since 1991) of
Ridgefield, CT 06877                           of Verizon Corporation; Advisory     The Common Fund Institutional
                                               Board member of Ibbotson Associates  Funds, a non- profit organization;
                                               (1992-1998); former Vice Chairman    Member of the Board of Managers of
                                               and Executive Committee Member       JP Morgan Private Equity Funds.
                                               (1994-1998) of the Committee on
                                               Investment of Employee Benefit
                                               Assets of the Financial Executive
                                               Institute.

Richard K. Lyons (41)      Trustee (since      Professor, University of             Board of Trustees: Matthews Asian
Haas School of Business,   February 15, 2000)  California, Berkeley: Haas School    Funds since 1995 (oversees 6
UC Berkeley                                    of Business (since 1993);            portfolios).
Berkeley, CA 94720                             Consultant for IMF World Bank,
                                               Federal Reserve Bank, and Citibank
                                               N.A. (since 2000)

George G. C. Parker (60)   Trustee (since      Dean Witter Distinguished Professor  Board of Directors: Affinity Group
Graduate School of         February 15, 2000)  of Finance (since 1994); Associate   (since 1998); Bailard, Biehl and
Business (Room K301)                           Dean for Academic Affairs, Director  Kaiser, Inc. (since 1985);
Stanford University                            of MBA Program, and Professor,       California Casualty Group of
521 Memorial Way                               Stanford University: Graduate        Insurance Companies (since 1978);
Stanford, CA 94305                             School of Business (1993-2001).      Continental Airlines, Inc. (since
                                                                                    1996); Community First Financial
                                                                                    Group (since 1995); Dresdner/RCM
                                                                                    Mutual Funds (oversees 10
                                                                                    portfolios) (1994-2002); Tyon Ranch
                                                                                    Company (since 1999).

W. Allen Reed (54)         Trustee (since      President and Chief Executive        Director (since 1994) of General
General Motors Investment  January 1, 2002)    Officer (since 1994) of General      Motors Investment Management
Management Corp.                               Motors Investment Management         Corporation; Director (1995-1998)
767 Fifth Avenue                               Corporation.                         of Taubman Centers, Inc. (a real
New York, NY 10153                                                                  estate investment trust); Director
                                                                                    (since 1992) of FLIR Systems (an
                                                                                    imaging technology company);
                                                                                    Director (since 1994) of General
                                                                                    Motors Acceptance Corporation;
                                                                                    Director (since 1994) of GMAC
                                                                                    Insurance Holdings, Inc.; Director
                                                                                    (since 1995) of Global Emerging
                                                                                    Markets Fund; Director (since 2000)
                                                                                    of Temple Inland Industries;
                                                                                    Chairman (since 1995) of the
                                                                                    Investment Advisory Committee of
                                                                                    Howard Hughes Medical Institute.

Trustees Information                                                         131
iSHARES TRUST

                          Officers Who are Not Trustees

                                                                Principal Occupation(s)               Directorships Held by
      Name, Age and Address               Position                During Past 5 Years                       Officers
----------------------------------------------------------------------------------------------------------------------------------
Lee T. Kranefuss (39)               Vice President        Chief Executive Officer of the       Board of Trustees for Barclays
Barclays Global Investors                                 Individual Investor Business of      Global Investors Funds and Master
45 Fremont Street                                         BGI.; The Boston Consulting Group    Investment Portfolio (since 2001).
San Francisco, CA 94105                                   (until 1997).

Michael Latham (35)                 Secretary, Treasurer  Director of Mutual Fund Delivery in  None.
Barclays Global Investors           and Principal         the U.S. Individual Investor
45 Fremont Street                   Financial Officer     Business of BGI (since 2000); Head
San Francisco, CA 94105                                   of Operations, BGI Europe
                                                          (1997-2000); Manager, Portfolio
                                                          Accounting Group of BGI
                                                          (1994-1997).

Donna M. Mccarthy (34)              Assistant Treasurer   Unit Director (formerly Director),   None.
Investors Bank & Trust Co.                                Mutual Fund Administration at
200 Clarendon Street                                      Investors Bank & Trust Co. ("IBT");
Boston, MA 02116                                          Manager, Business Assurance Group,
                                                          Coopers & Lybrand (1988-1994).

Sandra I. Madden (34)               Assistant Secretary   Associate Counsel, Mutual Fund       None.
Investors Bank & Trust Co.                                Administration, IBT (since 1999);
200 Clarendon Street                                      Associate, Scudder Kemper
Boston, MA 02116                                          Investments, Inc. (1996-1999).

Susan C. Mosher (45)                Assistant Secretary   Senior Director & Senior Counsel,    None.
Investors Bank & Trust Co.                                Mutual Fund Administration, IBT
200 Clarendon Street                                      (since 1995).
Boston, MA 02116

132                                   2002 iShares Annual Report to Shareholders
iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an adviser to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., neither of which is affiliated with SEI.

IBT serves as administrator, custodian, securities lending agent and transfer agent for the iShares Dow Jones Series and the iShares Cohen & Steers Series.

iShares are not sponsored, endorsed, issued, sold or promoted by Dow Jones & Company, Inc. or Cohen & Steers Capital Management, Inc., nor do these companies make any representation regarding the advisability of investing in iShares.

(c)2002 Barclays Global Investors. All rights reserved. iShares is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

This report is intended for the Funds' shareholders. It may not be distributed to prospective Investors unless it is preceded or accompanied by the current prospectus.

                            iShares(R)

                            45 Fremont Street
                            San Francisco, CA 94105

 BGI-F-015-01000

 iShares(R) Industrial strength investment tools from BARCLAYS GLOBAL INVESTORS

                  1-800-iShares 1-800-474-2737 www.iShares.com